                                                                                             VANECK ETF TRUST
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and together, the “Prospectuses”) of each fund (each, a “Fund” and together, the “Funds”) listed below for the VanEck® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date

Statement of Additional Information February 1, 2024, as revised on March 15, 2024, May 1, 2024, May 31, 2024, June 7, 2024 and August 20, 2024
Biotech ETF	The NASDAQ Stock Market LLC	BBH	September 30th	February 1st
Commodity Strategy ETF	Cboe BZX Exchange, Inc.	PIT	September 30th	February 1st
Digital Transformation ETF	The NASDAQ Stock Market LLC	DAPP	September 30th	February 1st
Durable High Dividend ETF	Cboe BZX Exchange, Inc.	DURA	September 30th	February 1st
Energy Income ETF	NYSE Arca, Inc.	EINC	September 30th	February 1st
Environmental Services ETF	NYSE Arca, Inc.	EVX	September 30th	February 1st
Gaming ETF	The NASDAQ Stock Market LLC	BJK	September 30th	February 1st
Green Infrastructure ETF	The NASDAQ Stock Market LLC	RNEW	September 30th	February 1st
Inflation Allocation ETF	NYSE Arca, Inc.	RAAX	September 30th	February 1st
Long/Flat Trend ETF	NYSE Arca, Inc.	LFEQ	September 30th	February 1st
Morningstar ESG Moat ETF	Cboe BZX Exchange, Inc.	MOTE	September 30th	February 1st
Morningstar Global Wide Moat ETF	Cboe BZX Exchange, Inc.	MOTG	September 30th	February 1st
Morningstar International Moat ETF	Cboe BZX Exchange, Inc.	MOTI	September 30th	February 1st
Morningstar SMID Moat ETF	Cboe BZX Exchange, Inc.	SMOT	September 30th	February 1st
Morningstar Wide Moat ETF	Cboe BZX Exchange, Inc.	MOAT®	September 30th	February 1st
Pharmaceutical ETF	The NASDAQ Stock Market LLC	PPH	September 30th	February 1st
Retail ETF	The NASDAQ Stock Market LLC	RTH	September 30th	February 1st
Robotics ETF	The NASDAQ Stock Market LLC	IBOT	September 30th	February 1st
Semiconductor ETF	The NASDAQ Stock Market LLC	SMH	September 30th	February 1st
Social Sentiment ETF	NYSE Arca, Inc.	BUZZ	September 30th	February 1st
Video Gaming and eSports ETF	The NASDAQ Stock Market LLC	ESPO	September 30th	February 1st
Statement of Additional Information May 1, 2024, as revised on May 31, 2024, June 7, 2024 and August 20, 2024
Africa Index ETF	NYSE Arca, Inc.	AFK	December 31st	May 1st
Agribusiness ETF	NYSE Arca, Inc.	MOO®	December 31st	May 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF	December 31st	May 1st
ChiNext ETF	NYSE Arca, Inc.	CNXT	December 31st	May 1st
CLO ETF	NYSE Arca, Inc.	CLOI	December 31st	May 1st
CMCI Commodity Strategy ETF	Cboe BZX Exchange, Inc.	CMCI	December 31st	May 1st
Digital India ETF	NYSE Arca, Inc.	DGIN	December 31st	May 1st
Ethereum Strategy ETF	Cboe BZX Exchange, Inc.	EFUT	December 31st	May 1st
Gold Miners ETF	NYSE Arca, Inc.	GDX®	December 31st	May 1st
Green Metals ETF	NYSE Arca, Inc.	GMET	December 31st	May 1st
India Growth Leaders ETF	NYSE Arca, Inc.	GLIN	December 31st	May 1st
Indonesia Index ETF	NYSE Arca, Inc.	IDX	December 31st	May 1st
Israel ETF	NYSE Arca, Inc.	ISRA	December 31st	May 1st
Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®	December 31st	May 1st
Low Carbon Energy ETF	NYSE Arca, Inc.	SMOG	December 31st	May 1st
Natural Resources ETF	NYSE Arca, Inc.	HAP	December 31st	May 1st
Office and Commercial REIT ETF	NYSE Arca, Inc.	DESK	December 31st	May 1st
Oil Refiners ETF	NYSE Arca, Inc.	CRAK	December 31st	May 1st
Oil Services ETF	NYSE Arca, Inc.	OIH	December 31st	May 1st
Rare Earth and Strategic Metals ETF	NYSE Arca, Inc.	REMX	December 31st	May 1st
Russia ETF[1]	Not Applicable	RSX	December 31st	May 1st
Russia Small-Cap ETF[1]	Not Applicable	RSXJ	December 31st	May 1st
Steel ETF	NYSE Arca, Inc.	SLX	December 31st	May 1st
Uranium and Nuclear ETF	NYSE Arca, Inc.	NLR	December 31st	May 1st
Vietnam ETF	Cboe BZX Exchange, Inc.	VNM	December 31st	May 1st
Statement of Additional Information
September 1, 2023, as revised on September 12, 2023, September 29, 2023, November 16, 2023, February 1, 2024, March 15, 2024, May 1, 2024, May 31, 2024, June 7, 2024 and August 20, 2024

CEF Muni Income ETF	Cboe BZX Exchange, Inc.	XMPT	April 30th	September 1st
Dynamic High Income ETF	NYSE Arca, Inc.	INC	April 30th	September 1st
Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM	April 30th	September 1st
Fallen Angel High Yield Bond ETF	The NASDAQ Stock Market LLC	ANGL	April 30th	September 1st
Green Bond ETF	NYSE Arca, Inc.	GRNB	April 30th	September 1st
High Yield Muni ETF	Cboe BZX Exchange, Inc.	HYD	April 30th	September 1st
HIP Sustainable Muni ETF	Cboe BZX Exchange, Inc.	SMI	April 30th	September 1st
IG Floating Rate ETF	NYSE Arca, Inc.	FLTR	April 30th	September 1st
Intermediate Muni ETF	Cboe BZX Exchange, Inc.	ITM	April 30th	September 1st
International High Yield Bond ETF	NYSE Arca, Inc.	IHY	April 30th	September 1st
J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC	April 30th	September 1st
Long Muni ETF	Cboe BZX Exchange, Inc.	MLN	April 30th	September 1st
Moody's Analytics BBB Corporate Bond ETF	Cboe BZX Exchange, Inc.	MBBB	April 30th	September 1st
Moody's Analytics IG Corporate Bond ETF	Cboe BZX Exchange, Inc.	MIG	April 30th	September 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT	April 30th	September 1st
Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF	April 30th	September 1st
Short High Yield Muni ETF	Cboe BZX Exchange, Inc.	SHYD	April 30th	September 1st
Short Muni ETF	Cboe BZX Exchange, Inc.	SMB	April 30th	September 1st
Statement of Additional Information November 16, 2023, as revised on February 1, 2024, March 15, 2024, May 1, 2024, May 31, 2024, June 7, 2024 and August 20, 2024
Morningstar Wide Moat Growth ETF	Cboe BZX Exchange, Inc.	MGRO	September 30th	November 16th
Morningstar Wide Moat Value ETF	Cboe BZX Exchange, Inc.	MVAL	September 30th	November 16th
Statement of Additional Information May 31, 2024, as revised on June 7, 2024 and August 20, 2024
China Bond ETF	NYSE Arca, Inc.	CBON	April 30th	May 31st
Statement of Additional Information June 7, 2024, as revised on August 20, 2024
BDC Income ETF	NYSE Arca, Inc.	BIZD	April 30th	June 7th
Statement of Additional Information August 20, 2024
Fabless Semiconductor ETF [2]	The NASDAQ Stock Market LLC [2]	SMHX	September 30th	August 20th
* Certain information provided in this SAI is indicated to be as of the end of a Fund’s last fiscal year or during a Fund’s last fiscal year. The term “last fiscal year” means the most recently completed fiscal year for each Fund.
1 On September 29, 2022, the Board unanimously voted to approve a Plan of Liquidation and Termination of each of VanEck Russia ETF and VanEck Russia Small-Cap ETF (together, the “Russia Funds”), contingent on receiving any necessary relief from the SEC. On December 28, 2022, the Securities and Exchange Commission (the “SEC”) granted exemptive relief to the Russia Funds permitting the Russia Funds to suspend the right of redemption with respect to their shares and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Russia Funds complete the liquidation of their portfolios and distribute all their assets to remaining shareholders. The process of paying any proceeds of the liquidation was initiated on January 12, 2023. The Russia Funds will make one or more liquidating distributions. It is possible that the liquidation of the Russia Funds will take an extended period of time if circumstances involving Russian securities do not improve. While the Russia Funds are in the process of liquidating their portfolios, each of the Russia Funds will hold cash and securities that may not be consistent with their investment objectives and strategies and are likely to incur higher tracking error than is typical for each Russia Fund. Furthermore, because of the delisting of the Russia Funds from Cboe BZX Exchange, Inc., and the liquidation of the Russia Funds, the Russia Funds are no longer exchange-traded funds, and there will be no trading market for your shares. Upon payment of the final liquidating distribution, it is anticipated that the Russia Funds will be terminated. MarketVector™ Indexes GmbH discontinued the MVIS® Russia Index and the MVIS® Russia Small-Cap Index on July 31, 2023.
2 VanEck Fabless Semicondutor ETF has not commenced operations as of the date of this SAI. The Shares of VanEck Fabless Semiconductor ETF are expected to be approved for listing, subject to notice of issuance, on The NASDAQ Stock Market LLC.

A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited financial statements, including the financial highlights, appearing in the Trust’s most recent Annual Report to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the SEC, are incorporated by reference into the section of this SAI entitled “Financial Statements.” No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI.

i

ii

Page
Tax Status of the Funds (Each Fund except VanEck Ethereum Strategy ETF)	107
Tax Status of VanEck Ethereum Strategy ETF	108
Tax Consequences of Commodity-Linked Investments (VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF only)	108
Tax Status of Underlying Funds	109
Tax Consequences of Investment in MLPs (VanEck Energy Income ETF only)	110
Tax Considerations with respect to Investments and Dividends (Each Fund except VanEck Ethereum Strategy ETF)	110
Tax Considerations with respect to Investments and Dividends (VanEck Ethereum Strategy ETF only)	115
Non-U.S. Shareholders	116
Reportable Transactions	117
Mauritius and India Tax Matters	117
PRC Taxation	119
Other Issues	120
CAPITAL STOCK AND SHAREHOLDER REPORTS	120
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	120
FINANCIAL STATEMENTS	120
LICENSE AGREEMENTS AND DISCLAIMERS	122
APPENDIX A VANECK PROXY VOTING POLICIES	A-1

iii

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of 69 investment portfolios. This SAI relates to all Funds of the Trust as set forth on the cover page. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”
Each Fund that is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to meet certain diversification requirements under the 1940 Act. Each Fund that is classified as a “non-diversified” fund under the 1940 Act may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The following chart indicates the diversification classification for each Fund:

Fund	Classification as Diversified or Non-Diversified

Municipal ETFs
CEF Muni Income ETF*	Diversified
High Yield Muni ETF	Diversified
HIP Sustainable Muni ETF	Non-Diversified
Intermediate Muni ETF	Diversified
Long Muni ETF	Diversified
Short High Yield Muni ETF	Diversified
Short Muni ETF	Diversified
CLO/Equity/Fixed Income ETFs
BDC Income ETF	Diversified
China Bond ETF	Non-Diversified
CLO ETF	Non-Diversified
Durable High Dividend ETF*	Diversified
Dynamic High Income ETF	Non-Diversified
Emerging Markets High Yield Bond ETF	Diversified
Energy Income ETF	Non-Diversified
Fallen Angel High Yield Bond ETF*	Diversified
Green Bond ETF	Diversified
IG Floating Rate ETF	Non-Diversified
International High Yield Bond ETF	Diversified
J.P. Morgan EM Local Currency Bond ETF	Non-Diversified
Moody's Analytics BBB Corporate Bond ETF	Non-Diversified
Moody's Analytics IG Corporate Bond ETF	Diversified
Mortgage REIT Income ETF	Non-Diversified
Preferred Securities ex Financials ETF	Non-Diversified
Thematic/Strategic Equity ETFs
Biotech ETF	Non-Diversified
Digital Transformation ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Fabless Semiconductor ETF	Non-Diversified
Gaming ETF	Non-Diversified
Green Infrastructure ETF	Non-Diversified
Inflation Allocation ETF	Diversified
Long/Flat Trend ETF*	Diversified

Fund	Classification as Diversified or Non-Diversified
Morningstar ESG Moat ETF	Non-Diversified
Morningstar Global Wide Moat ETF*	Diversified
Morningstar International Moat ETF*	Diversified
Morningstar SMID Moat ETF	Non-Diversified
Morningstar Wide Moat ETF*	Diversified
Morningstar Wide Moat Growth ETF	Non-Diversified
Morningstar Wide Moat Value ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Robotics ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Social Sentiment ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified
Ethereum Strategy/Commodity Strategy/Natural Resources ETFs
Agribusiness ETF	Non-Diversified
CMCI Commodity Strategy ETF	Non-Diversified
Commodity Strategy ETF	Non-Diversified
Ethereum Strategy ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Green Metals ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Natural Resources ETF	Diversified
Office and Commercial REIT ETF	Non-Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth and Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium and Nuclear ETF	Non-Diversified
Country/Regional ETFs
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
ChiNext ETF*	Diversified
Digital India ETF	Non-Diversified
India Growth Leaders ETF*	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified
*Each of VanEck CEF Muni Income ETF, VanEck ChiNext ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck ChiNext ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, as further described in the chart below. The Shares of the Funds are listed on either NYSE Arca, Inc. (“NYSE Arca”), The NASDAQ Stock Market LLC (“NASDAQ”) or the Cboe BZX Exchange, Inc. (“Cboe”) as set forth on the cover page of this SAI, and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. NYSE Arca, NASDAQ and Cboe are each referred to as an “Exchange” and collectively, the “Exchanges.” The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed wholly in cash.

Creation and Redemption Features
    The chart below sets forth certain relevant information regarding the creation and redemption features pertaining to each Fund.

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*

Municipal ETFs
CEF Muni Income ETF	X					$250
High Yield Muni ETF	X					$250
HIP Sustainable Muni ETF	X					$250
Intermediate Muni ETF	X					$250
Long Muni ETF	X					$250
Short High Yield Muni ETF	X					$250
Short Muni ETF	X					$250
CLO/Equity/Fixed Income ETFs
BDC Income ETF	X					$250
China Bond ETF		X				$100
CLO ETF				X		$250
Durable High Dividend ETF	X					$250
Dynamic High Income ETF	X					$250
Emerging Markets High Yield Bond ETF	X					$800
Energy Income ETF	X					$250
Fallen Angel High Yield Bond ETF	X					$450
Green Bond ETF	X					$500
IG Floating Rate ETF	X					$200
International High Yield Bond ETF	X					$800
J.P. Morgan EM Local Currency Bond ETF					X	$1,000
Moody's Analytics BBB Corporate Bond ETF	X					$250
Moody's Analytics IG Corporate Bond ETF	X					$250
Mortgage REIT Income ETF	X					$250
Preferred Securities ex Financials ETF	X					$250
Thematic/Strategic Equity ETFs
Biotech ETF	X					$250
Digital Transformation ETF	X					$400
Environmental Services ETF	X					$250
Fabless Semiconductor ETF	X					$250
Gaming ETF					X	$500
Green Infrastructure ETF	X					$250
Inflation Allocation ETF					X	$250
Long/Flat Trend ETF	X					$250
Morningstar ESG Moat ETF	X					$250

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*
Morningstar Global Wide Moat ETF					X	$500
Morningstar International Moat ETF					X	$750
Morningstar SMID Moat ETF	X					$250
Morningstar Wide Moat ETF	X					$250
Morningstar Wide Moat Growth ETF	X					$250
Morningstar Wide Moat Value ETF	X					$250
Pharmaceutical ETF	X					$250
Retail ETF	X					$250
Robotics ETF	X					$400
Semiconductor ETF	X					$300
Social Sentiment ETF	X					$250
Video Gaming and eSports ETF					X	$500
Commodity Strategy/Natural Resources ETFs
Agribusiness ETF					X	$500
CMCI Commodity Strategy ETF		X				$100
Commodity Strategy ETF		X				$100
Ethereum Strategy ETF		X				$100
Gold Miners ETF	X					$500
Green Metals ETF					X	$400
Junior Gold Miners ETF	X					$750
Low Carbon Energy ETF					X	$500
Natural Resources ETF					X	$1,000
Office and Commercial REIT ETF	X					$250
Oil Refiners ETF					X	$500
Oil Services ETF	X					$300
Rare Earth and Strategic Metals ETF					X	$500
Steel ETF	X					$250
Uranium and Nuclear ETF					X	$500
Country/Regional ETFs
Africa Index ETF					X	$750
Brazil Small-Cap ETF				X		$500
ChiNext ETF		X				$250
Digital India ETF				X		$250
India Growth Leaders ETF				X		$250
Indonesia Index ETF	X					$750
Israel ETF	X					$800
Russia ETF	X					$500
Russia Small-Cap ETF	X					$500
Vietnam ETF				X		$250
*Standard (fixed) Transaction Fee is payable to the Custodian (as defined herein); however, the Custodian may increase the standard (fixed) transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian. The Trust may also impose variable fees in connection with certain creation and redemption transactions. See the “Creation and Redemption of Creation Units” section below for additional information.

INVESTMENT POLICIES AND RESTRICTIONS
General
Each of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds (“ETFs”) rather than investing directly in the shares of the companies comprising the S&P 500 Index), VanEck CEF Muni Income ETF and VanEck Inflation Allocation ETF is a “fund of funds.” Each of VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF and VanEck Long/Flat Trend ETF invests all or a portion of its assets in other funds it invests in (the “Underlying Funds”). The performance of VanEck CEF Muni Income ETF is dependent on the performance of the Underlying Funds. VanEck CEF Muni Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck CEF Muni Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck CEF Muni Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, this SAI uses the term “Fund,” when referring to VanEck CEF Muni Income ETF to mean VanEck CEF Muni Income ETF and the Underlying Funds, as applicable. The VanEck Inflation Allocation ETF invests all or a portion of its assets in exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”). The performance of VanEck Inflation Allocation ETF is dependent on the performance of the Exchange Traded Products. VanEck Inflation Allocation ETF will be subject to the risks of the Exchange Traded Products’ investments. The performance of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) is dependent on the performance of the ETFs it invests in. VanEck Long/Flat Trend ETF will be subject to the risks of the ETFs' investments.
VanEck CEF Muni Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”
VanEck India Growth Leaders ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Mauritius Subsidiary”), that has the same investment objective as VanEck India Growth Leaders ETF. Because the investment characteristics of VanEck India Growth Leaders ETF will correspond directly to those of the Mauritius Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck India Growth Leaders ETF and the Mauritius Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck India Growth Leaders ETF to mean VanEck India Growth Leaders ETF and/or the Mauritius Subsidiary, as applicable.
VanEck CLO ETF seeks to achieve its investment objective by investing, under normal circumstances, primarily in investment grade-rated debt tranches of collateralized loan obligations (“CLOs”) of any maturity. Investment grade CLOs are rated inclusive and above BBB- by S&P Global Ratings or Baa3 Moody’s Investors Service, Inc. (or equivalent rating issued by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Adviser (as defined below) and/or PineBridge Investments, LLC, the Fund’s sub-adviser (the “Sub-Adviser”).
VanEck Commodity Strategy ETF seeks to achieve its investment objective by investing, under normal circumstances, in exchange-traded commodity futures contracts, exchange-traded and over-the-counter (“OTC”) commodity-linked instruments, and pooled investment vehicles, including exchange-traded products that provide exposure to commodities (“Commodities Instruments”) and cash and certain fixed income investments.
VanEck Dynamic High Income ETF is an actively managed ETF that seeks to achieve its investment objective by investing, under normal circumstances, in exchange-traded products (“ETPs”) that are registered under the applicable federal securities laws and that invest in securities that generate income. The Fund may also invest in U.S. Treasury securities under normal circumstances. While Van Eck Associates Corporation (“VEAC”) currently anticipates that the ETPs that the Fund may invest in will primarily be ETFs managed VEAC, Van Eck Absolute Return Advisers Corporation (“VEARA”) or their affiliates, the Fund may also invest in affiliated and unaffiliated ETPs, which could include ETFs and closed-end funds that invest in income generating asset classes. The performance of the Fund is largely dependent on the performance of, and the Fund will be subject to the risks of, such other funds that the Fund invests in.
VanEck CMCI Commodity Strategy ETF seeks to achieve its investment objective by investing under normal circumstances in instruments that derive their value from the performance of the Index. In seeking to replicate the Index, the Fund invests in (i) commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the Index and its constituents and in (ii) bonds, debt securities and other fixed income instruments issued by various U.S. public- or private-sector entities.
VanEck Ethereum Strategy ETF pursues its investment strategy primarily by investing in standardized, cash-settled Ether (“ETH”) futures contracts (“ETH Futures”) traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Currently, the only ETH Futures the Fund intends to invest in are those traded on the Chicago Mercantile Exchange (the “CME”). The Fund seeks to invest in ETH Futures so that the total value of the ETH to which the Fund has economic exposure is approximately 100% to 125% of the total assets of the Fund (the “Target Exposure”) in order to account for the Fund’s accrued tax liabilities. The Fund is not seeking a levered return to ETH. In addition, the Fund expects to have significant holdings of U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements. If the Fund is unable to achieve the Target Exposure because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may invest in equity securities of “ETH-related companies.” For these purposes, ETH-related companies are companies, including investment companies, listed on a U.S. stock exchange that the Adviser believes provide returns that generally correspond, or are closely related, to the performance of ETH or ETH Futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms. The Fund currently only intends to invest in the securities and instruments discussed above. Any discussion in this SAI regarding any other type of investment not included in this paragraph does not apply to the Fund.

Municipal Securities
Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and their issuers may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. During and following the economic downturn beginning in 2008, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. In addition, many states and municipalities have been adversely impacted by the COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
Repurchase Agreements
The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by a Fund of reverse repurchase agreements involves the risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities a Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, a Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. See “SEC Regulatory Matters” below.

Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts which (i) in the case of all Funds other than VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF, VEAC (the “Adviser” with respect to all Funds other than VanEck BDC Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF) or VEARA (the “Adviser” with respect to VanEck BDC Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF and, together with VEAC, the “Advisers”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”), (ii) in the case of VanEck CLO ETF, VanEck Dynamic High Income ETF and VanEck HIP Sustainable Muni ETF, VEAC believes to be appropriate and (iii) in the case of VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF, VEARA believes to be appropriate based on other indices or combinations of indices.

An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.
Although futures contracts (other than cash settled futures contracts, including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may vary.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.
The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Fund’s Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
The Funds may seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures transactions by certain Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to certain Funds, under applicable Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2019 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds also are required to comply with the derivatives rule when they engage in transactions involving futures and options thereon. See “SEC Regulatory Matters” below.

Swaps
OTC swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and the SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.

SEC Regulatory Matters
Subject to certain exceptions, the derivatives rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The Advisers cannot predict the effects of these regulations on the Funds. The Advisers intend to monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective.

Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
In early 2018, SEBI and the Reserve Bank of India (the “RBI”) introduced new regulation that permits FPIs to take long or short positions without having to establish underlying exposure up to a single limit of $100 million or its equivalent, across all currency pairs involving Indian rupees combined across all stock exchanges in India. FPIs are required to ensure that their short positions on all stock exchanges across all contracts in foreign currency-Indian rupee (“FCY-INR”) pairs do not exceed $100 million. In the event an FPI breaches the short position limit, a stock exchange shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI is in compliance with the existing requirements. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity or debt funds.
The Funds also are required to comply with the derivatives rule when they engage in currency forward transactions that create future Fund payment or delivery obligations. See “SEC Regulatory Matters”above.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Initial Public Offerings
A Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while a Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as a Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. A Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.
Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities a Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Market Risk
    A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Floating Rate LIBOR Risk
Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to the Euro Interbank Offered Rate, Secured Overnight Financing Rate (“SOFR”), Sterling Overnight Interbank Average Rate (“SONIA”) and other similar types of reference rates (each, a “Reference Rate”). Due to the discontinuation of the London Inter-bank Offered Rate (“LIBOR”), regulators and market participants have worked to identify or develop successor Reference Rates (e.g., the SOFR, which is likely to replace U.S. dollar LIBOR and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through government regulations, market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United States or elsewhere. The successor or substitute Reference Rate and any adjustments selected may negatively impact a Fund’s investments, performance or financial condition, including in ways unforeseen by the Advisers. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV, and may expose a Fund to additional tax, accounting and regulatory risks.
Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security may, among other things, be entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub-Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
P-Notes in India eligible for subscription by certain Funds must be issued by banks or broker-dealers that are registered with the SEBI as a Category I FPI as defined under the SEBI FPI Regulations to issue offshore derivative instruments (“ODIs”) and are subject to eligibility requirements and transfer restrictions. For more information, please see “Investment Policies and Restrictions - Swaps.”

Indian SEBI Takeover Regulations
Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who acquires, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period (including changes in holdings by more than certain thresholds).
Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code.

Collateralized Loan Obligations
A CLO is a type of structured credit typically organized as a trust or other special purpose vehicle. The CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate losses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A/A to AAA/Aaa and the latter receiving ratings of B/B2 to BBB/Baa2. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when VanEck CLO ETF purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, VanEck CLO ETF’s ability to acquire or dispose of CLOs at a price and time VanEck CLO ETF deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. VanEck CLO ETF may not be able to accurately predict when or which of VanEck CLO ETF’s CLO investments will be called, resulting in VanEck CLO ETF having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in VanEck CLO ETF’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require VanEck CLO ETF to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Future Developments
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Advisers or Sub-Adviser.

Investment Restrictions
The Trust and the Board of Directors of the Mauritius Subsidiary (to the extent that such restrictions are applicable to the VanEck India Growth Leaders ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund (and the Mauritius Subsidiary), unless otherwise noted. These restrictions cannot be changed with respect to a Fund (or the Mauritius Subsidiary) without the approval of the holders of a majority of such Fund’s (or Mauritius Subsidiary’s) outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Mauritius

Subsidiary. If VanEck India Growth Leaders ETF, as an investor in the Mauritius Subsidiary, is requested to vote on a change in the fundamental investment policies of the Mauritius Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Mauritius Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.
The following investment restrictions are applicable to each Fund (unless otherwise noted) except the VanEck Energy Income ETF:
1.Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;
2.Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.Each of VanEck Africa Index ETF, VanEck BDC Income ETF, VanEck Brazil Small-Cap ETF, VanEck CEF Muni Income ETF, VanEck ChiNext ETF, VanEck Durable High Dividend ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck High Yield Muni ETF, VanEck India Growth Leaders ETF, VanEck Inflation Allocation ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck Long/Flat Trend ETF, VanEck Long Muni ETF, VanEck Moody’s Analytics IG Corporate Bond ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;
5.VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck Brazil Small-Cap ETF, VanEck Environmental Services ETF, VanEck Gaming ETF, VanEck Gold Miners ETF, VanEck High Yield Muni ETF, VanEck Indonesia ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Russia ETF, VanEck Short Muni ETF, VanEck Steel ETF, VanEck Uranium and Nuclear ETF and VanEck Vietnam ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;
6.Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
8.Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; and
9.Each Fund (except VanEck BDC Income ETF, VanEck Biotech ETF, VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, VanEck Ethereum Strategy ETF, VanEck Gold Miners ETF, VanEck Green Infrastructure ETF, VanEck Green Metals ETF, VanEck HIP Sustainable Muni ETF, VanEck Low Carbon Energy ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar ESG Moat ETF, VanEck Morningstar SMID Moat ETF, VanEck

Morningstar Wide Moat Growth ETF, VanEck Morningstar Wide Moat Value ETF, VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Inflation Allocation ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. VanEck Gold Miners ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. VanEck Low Carbon Energy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the alternative energy industry. Each of VanEck BDC Income ETF, VanEck Biotech ETF, VanEck Mortgage REIT Income ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck CMCI Commodity Strategy ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, VanEck Green Infrastructure ETF, VanEck Green Metals ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar ESG Moat ETF, VanEck Morningstar SMID Moat ETF, VanEck Morningstar Wide Moat Growth ETF, VanEck Morningstar Wide Moat Value ETF, VanEck Office and Commercial REIT ETF, VanEck Robotics ETF and VanEck Social Sentiment ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund tracks concentrates in an industry or group of industries. VanEck CLO ETF and VanEck Dynamic High Income ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. VanEck Commodity Strategy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to commodities. VanEck Ethereum Strategy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in one or more industries, except that the Fund will invest more than 25% of its total assets in investments that provide exposure to ETH and/or ETH Futures. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition, each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (collectively, the “Municipal Funds”) has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities. Each of VanEck CEF Muni Income ETF and VanEck HIP Sustainable Muni ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the Alternative Minimum Tax (“AMT”)). For purposes of this policy, the term “total assets” means net assets plus the amount of any borrowings for investment purposes. Each of VanEck CEF Muni Income ETF and VanEck HIP Sustainable Muni ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.
In addition to the investment restrictions (and with respect to the Municipal Funds, VanEck CEF Muni Income ETF and VanEck HIP Sustainable Muni ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund (except the VanEck Energy Income ETF) observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.

2.Each Fund will not make short sales of securities.
3.Each Fund (except for VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF) will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. Each of VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by each of VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF of initial or variation margin in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute the purchase of a security on margin.
4.Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.
In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Agribusiness ETF, VanEck Biotech ETF, VanEck Brazil Small-Cap ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Gold Miners ETF, VanEck Green Bond ETF, VanEck Indonesia Index ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Junior Gold Miners ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Preferred Securities ex Financials ETF, VanEck Rare Earth and Strategic Metals ETF, VanEck Russia ETF, VanEck Steel ETF and VanEck Semiconductor ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, each of VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF and VanEck Semiconductor ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental restriction 4, each of VanEck CEF Muni Income ETF, VanEck ChiNext ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck ChiNext ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. With respect to fundamental restriction 9, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry. With respect to VanEck Ethereum Strategy ETF, to the extent such Fund invests in a private activity municipal security whose principal and interest payments are derived principally from the assets and revenues of a non-government issuer, the Fund will seek to determine the industry to which such private activity municipal investment should be allocated when determining the Fund’s compliance with its concentration policy. In accordance with each of VanEck CLO ETF’s, VanEck Dynamic High Income ETF’s, VanEck Inflation Allocation ETF’s and VanEck Long/Flat Trend ETF’s principal investment strategies as set forth in its Prospectus, each of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF and VanEck Long/Flat Trend ETF may invest its assets in underlying investment companies. Although each of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF and VanEck Long/Flat Trend ETF does not have a policy to concentrate its investments in a particular industry, 25% or more of VanEck CLO ETF’s, VanEck Dynamic High Income ETF’s, VanEck Inflation Allocation ETF’s and VanEck Long/Flat Trend ETF’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
Each of VanEck CLO ETF, VanEck Dynamic High Income ETF and VanEck Inflation Allocation ETF may invest its remaining assets in securities, which may include but may not be limited to, money market instruments or funds which reinvest exclusively in money market instruments, stocks that are in the relevant market and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each of VanEck CLO ETF, VanEck Dynamic High Income ETF and VanEck Inflation Allocation ETF may also invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock market declines.
VanEck Commodity Strategy ETF expects to invest its assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in certain Commodities Instruments: U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements.
VanEck Ethereum Strategy ETF expects to invest its remaining assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in ETH Futures: U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements.
Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck CEF Muni Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) (with respect to VanEck Green Bond ETF), certain derivatives (with respect to VanEck Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
Each Fund (other than the Fixed Income Funds, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF) may invest its remaining assets in securities not included in its respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund (except VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF) does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate/track (as applicable) its Index.
The following fundamental investment restrictions are applicable to only the VanEck Energy Income ETF. The VanEck Energy Income ETF may not:

1.Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the VanEck Energy Income ETF observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The VanEck Energy Income ETF may invest its remaining assets in securities not included in its Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate its Index.

Indian Investment Restrictions
The investment restrictions described below only apply to investments in Indian issuers made by VanEck India Growth Leaders ETF (or the Mauritius Subsidiary) and VanEck Digital India ETF.

Each of the Mauritius Subsidiary and VanEck Digital India ETF is registered as a Category I FPI with the SEBI. As such, the universe of permissible investments for these entities is limited pursuant to FPI Regulations and other applicable regulations.
FPIs are not allowed to short sell in the Indian market except in certain limited circumstances as specified by the SEBI. Further, sales against open purchases are not permitted for FPIs and FPIs can sell such securities only after their settlement.
The extent to which percentage positions may be taken in index options and index futures by the Mauritius Subsidiary and VanEck Digital India ETF would be restricted to the limits prescribed by applicable regulators from time to time. Separately, there are multiple restrictions including regarding ownership and use of derivatives as a result of applicable Indian regulations.

SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General
An investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
(All Funds except VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF)
An investment in each Fixed Income Fund should be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
An investment in each Fund (other than the Fixed Income Funds) should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in a Fund’s Index (except with respect to the Fixed Income Funds) are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market.
The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
With the exception of VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF, the Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer may not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.
An investment in each Fund should be made with an understanding that the Fund will not be able to replicate/track (as applicable) exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company.
Each Fund is subject to the risks of an investment in an economic sector or industry in which the Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities (“Fund Securities”) held by such Fund also will be concentrated in that economic sector or industry.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
(All Funds except VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF, VanEck Inflation Allocation ETF, VanEck Mortgage REIT Income ETF and VanEck Office and Commercial REIT ETF)
VEAC, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor VEAC (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.
Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
(VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Mortgage REIT Income ETF and VanEck Office and Commercial REIT ETF only)
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Mortgage REIT Income ETF and VanEck Office and Commercial REIT ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Mortgage REIT Income ETF or VanEck Office and Commercial REIT ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Mortgage REIT Income ETF or VanEck Office and Commercial REIT ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds, VanEck CEF Muni Income ETF and VanEck HIP Sustainable Muni ETF
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which VanEck CEF Muni Income ETF invest) to value accurately than securities of public corporations. Since the Fund (and the Underlying Funds in which VanEck CEF Muni Income ETF invest) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy or similar laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Specific Risks Applicable to the VanEck Russia ETF and VanEck Russia Small-Cap ETF
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in a weakening of the ruble, a downgrade of Russia’s credit rating, and the decline of the value and liquidity of Russian securities, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, Russia has taken and may take additional counter measures or retaliatory actions, which may impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, conducting cyberattacks on other governments, corporations or individuals, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. The conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.

The Funds are in the process of liquidating their assets and winding up their business pursuant to the Plan of Liquidation and Termination and will be unable to meet their investment objectives. Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions as part of the Fund’s liquidation. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs. Furthermore, any exposure that a Fund may have to Russian counterparties or counterparties that are otherwise impacted by sanctions also could negatively impact the Fund’s portfolio.

Tax Risks
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts
Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain regulated futures contracts and option contracts (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, income derived from interests in qualified publicly traded partnerships (which generally are partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.
Each Fund (except for VanEck Ethereum Strategy ETF) distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.
For VanEck Ethereum Strategy ETF, the Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss, although all of the Fund's income and gains will be taxed at the same rate. Application of this rule may alter the timing and character of distributions to shareholders. The VanEck Ethereum Strategy ETF may be required to defer the recognition of losses on ETH Futures, to the extent of any unrecognized gains on related positions held by the Fund.

Concentration Considerations
To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
(VanEck Ethereum Strategy ETF only)

Since VanEck Ethereum Strategy ETF's assets will have concentrated economic exposure to ETH and ETH Futures, the Fund's performance may be disproportionately affected by poor performance in ETH. By having concentrated economic exposure to ETH and ETH Futures, the Fund is subject to the risk that economic, political, regulatory or other conditions that have a negative effect on ETH, ETH Futures and/or the digital asset industry may negatively impact the Fund.

Cyber Security
The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

Securities Lending
The Funds, except VanEck Ethereum Strategy ETF, may lend securities to approved borrowers, including affiliates of the Fund’s securities lending agent, State Street Bank and Trust Company (“State Street”). VanEck Ethereum Strategy ETF may only lend its investments in ETH-related companies, U.S. Treasuries and other U.S. government obligations. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Fund. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Fund. The SEC provided guidance in connection with the derivatives rule discussed above regarding the use of securities lending collateral that may limit the Funds from engaging in certain uses of cash and non-cash collateral. The Fund maintains the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)
Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from master limited partnerships (“MLPs”) through 2025. The VanEck Energy Income ETF does not have the regulatory authority to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Risks Relating to VanEck Digital India ETF and VanEck India Growth Leaders ETF
Tax Risks. The taxation of income and capital gains of the VanEck Digital India ETF and VanEck India Growth Leaders ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck India Growth Leaders ETF’s investment in the Mauritius Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Mauritius Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Mauritius Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.

The Mauritius Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant to the Mauritius Subsidiary and, where indicated, to VanEck Digital India ETF.
a.Indirect Transfer Risk: Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. For more information about this issue, please see “Taxation of Indirect Transfer of Indian Assets” in the “Taxes” section of this SAI. Being a Category I FPI, the Mauritius Subsidiary and VanEck Digital India ETF are currently exempt from the application of these rules. In case of loss of the Mauritius Subsidiary's and/or VanEck Digital India ETF's registration as a Category I FPI or changes in Indian rules, the Mauritius Subsidiary, VanEck India Growth Leaders ETF, VanEck Digital India ETF and their investors could be subject to the indirect transfer tax provisions in the future.
b.Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Mauritius Subsidiary or VanEck Digital India ETF should not create a PE of the Mauritius Subsidiary or VanEck Digital India ETF in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Mauritius Subsidiary or VanEck Digital India ETF in India. Under such circumstances, the profits of the Mauritius Subsidiary or VanEck Digital India ETF to the extent attributable to the PE would be subject to taxation in India.
c.General Anti-Avoidance Rules (“GAAR”): GAAR, as contained in the Indian Income Tax Act, 1961 (“ITA 1961”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An “impermissible avoidance arrangement” is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.
If the Indian Tax authorities deem the Mauritius Subsidiary’s structure to be an “impermissible avoidance     arrangement,” then the Mauritius Subsidiary may not be able to claim benefits under the Treaty. Inability of the Mauritius Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Mauritius Subsidiary, and would likely have an adverse impact on the returns to the Fund.
d.Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source-based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence-based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Mauritius Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Mauritius Subsidiary could result in the imposition of withholding and other taxes on the Mauritius Subsidiary by India, which would reduce the return to the Fund on its investments.
e.Exposure to Place of Effective Management (“POEM”) risk:
While the VanEck Digital India ETF and Mauritius Subsidiary believe that their activities or the activities of the Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the VanEck Digital India ETF, Mauritius Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the VanEck Digital India ETF, Mauritius Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the VanEck Digital India ETF, Mauritius Subsidiary and/or the Adviser in India, then the worldwide profits of the VanEck Digital India ETF or Mauritius Subsidiary would be subject to taxation in India.
f.Limitations on the Mauritius Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Mauritius Subsidiary and the VanEck India Growth Leaders ETF to make distributions or pay the redemption proceeds to the investors. If VanEck India Growth Leaders ETF’s ability to make distributions is adversely affected, VanEck India Growth Leaders ETF may be unable to satisfy distribution requirements applicable to

RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”
g.Mauritius Subsidiary Risks. The Fund may cease utilizing the Mauritius Subsidiary in the future or the use of the Subsidiary as intended may not be possible. Ceasing to utilize the Mauritius Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

Special Risk Considerations of Investing in China (VanEck China Bond ETF and VanEck ChiNext ETF (together, the “China Funds”) only)

Investments in securities of Chinese issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets, including the following:
Political and Economic Risk. The economy of China differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. The economy of China’s growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of a Fund’s Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of a Fund’s investments or contained in a Fund’s Index.
Market volatility caused by potential regional or territorial conflicts, including military conflicts, either in response to internal social unrest or conflicts with other countries, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries, or natural or other disasters, may have an adverse impact on the performance of the Fund.
The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the A-shares in a Fund’s portfolio.
Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.
Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and a Fund’s investments.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments.

International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, sanctions, investment restrictions, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund.
Moreover, the current slowdown or any future recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.
Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Rising inflation may, in the future, adversely affect the performance of the Chinese economy and a Fund’s investments.
Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law, such as the cessation of tax exemptions in respect of investments in A-shares via Stock Connect, could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings. In addition, changes in the Chinese tax system may have retroactive effects.
Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.
Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the People's Republic of China on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in PRC’s policies could adversely affect market conditions and the performance of the Hong Kong economy and, thus, the value of securities in the Fund’s portfolio.
Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio. Furthermore, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong.
Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions, as described in greater detail above.
Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. The Chinese government has taken positions that prevent the United States Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, there is substantially greater risk that disclosures will be incomplete or misleading and, in the event of investor harm, that there will be substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital are relatively new. As a result, the application and interpretation of such investment regulations are relatively untested. In addition, PRC authorities have broad discretion in this regard. A Fund’s rights with respect to its investments in A-shares through Stock Connect will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as a Fund.
It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Special Risk Considerations of Investing in Chinese-Issued A-shares (VanEck ChiNext ETF only)

    The Fund’s investments in A-shares via Stock Connect are limited by the market-wide quotas imposed by Stock Connect. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares.
From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by the Fund in A-shares and other Chinese financial instruments regulated by the China Securities Regulatory Commission, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of its Index. This may increase the risk of tracking error and may adversely affect the Fund’s ability to pursue its investment objective.

Risk of Loss of Favorable U.S. Tax Treatment. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund does not repatriate funds associated with direct investment in A-shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the Internal Revenue Code. If the Fund fails to qualify for any taxable year as a regulated investment company, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 21% U.S. federal tax rate) and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. See the Fund’s Prospectus entitled “Shareholder Information—Tax Information—Taxes on Distributions” for more information.
Tax on Retained Income and Gains. To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income and excise tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. These restrictions may adversely affect the Fund and its investments. There may not be sufficient amounts of RMB for the Fund to be fully invested. It should also be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Under exceptional circumstances, payment of redemptions and/or dividend payment in RMB may be delayed due to the exchange controls and restrictions applicable to RMB.
Custody Risks of Investing in A-shares. Custody arrangements for investments in China are subject to the rules and regulations of the China Securities Regulatory Commission and the People’s Bank of China, which may materially differ from custody arrangements in other jurisdictions. The Fund’s investments in China are subject to the risks of such arrangements, including the risk of a liquidation or bankruptcy by the Chinese sub-custodian, which may result in losses to the Fund.
Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The value of the RMB is based on a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB is allowed to float within a narrow band around the central parity published by the People’s Bank of China. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect the Fund and its investments. The Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code due to currency convertibility. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.
Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

RMB can be further categorized into onshore RMB (CNY), which can be traded only in the PRC, and offshore RMB (CNH), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. The Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for the Fund to be fully invested. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

Currently, there is no market in China in which the Fund may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, such Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

China-Related Index Tracking Risk. To the extent the Fund is unable to invest in A-shares or enter into swaps or other derivatives linked to the performance of its Index or securities comprising its Index, it may enter into swaps or other derivatives linked to the performance of other funds that seek to track the performance of its Index. These funds may trade at a premium or discount to net asset value, which may result in additional tracking error for the Fund. Moreover, the ability of the Fund to track its Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB. Additionally, the terms of the swaps require the payment of the U.S. dollar equivalent of the RMB distributions and dividends, meaning that the Fund is exposed to foreign exchange risk and fluctuations in value between the U.S. dollar and the RMB. The Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in the relevant A-shares, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB.

PRC Custodian Risks
Custody arrangements for investments in China are subject to the rules and regulations of the China Securities Regulatory Commission and the People’s Bank of China, which may materially differ from custody arrangements in other jurisdictions. The Fund’s investments in China are subject to the risks of such arrangements, including the risk of a liquidation or bankruptcy by the Chinese sub-custodian, which may result in losses to the Fund.

Stock Connect Program Risks (VanEck ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth and Strategic Metals ETF only)
VanEck ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth and Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, purchases of A-shares through Stock Connect are subject to a daily quota which does not belong to the Fund and can only be utilised on a first-come-first-serve basis. Once the daily quota is exceeded, buy orders may be rejected. The Fund's ability to invest in A-shares may therefore be limited. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect a Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
Uncertainties in permanent PRC tax rules governing the taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. Please refer to the section titled “PRC taxation” below.
A Fund may, through Stock Connect, access securities listed on the ChiNext Market and STAR Board of the SZSE. Listed companies on the ChiNext Market and STAR Board are usually of an emerging nature with smaller operating scale. Listed companies on the ChiNext Market and STAR Board are subject to wider price fluctuation limits and due to higher entry thresholds for investors, may have limited liquidity, compared to other boards. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the ChiNext Market may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the ChiNext Market to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on the ChiNext Market and STAR Board are less stringent in terms of profitability and share capital than those on the main board. Investments in the ChiNext Market and STAR Board may result in significant losses for a Fund and its investors. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR board may be concentrated in a small number of stocks and subject the Fund to higher concentration risk.

Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any China A-shares trading via Stock Connect. The Fund may be subject to a risk of price fluctuations in China A-shares during the time when any of Stock Connect is not trading as a result.
PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-shares sell orders of its participants (i.e. the stock brokers) to ensure there is no over-selling. If the Fund intends to sell certain China A-shares it holds, it must transfer those China A-shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings of China A-shares in a timely manner.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. Investments in mainland China markets through the Stock Connects may adversely affect the Fund as a result of such changes.

Bond Connect Risks (VanEck China Bond ETF only)
The “Mutual Bond Market Access between mainland China and Hong Kong” (“Bond Connect”) program is an initiative established to facilitate investors from mainland China and Hong Kong to trade in each other’s bond markets through connection between the mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors will be allowed to invest in the bonds available on the China Interbank Bond Market (“CIBM”) through the northbound trading of Bond Connect (“Northbound Trading Link”). There will be no investment quota for the Northbound Trading Link.
Under the Northbound Trading Link, eligible foreign investors are required to appoint the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”) or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market-making business) in mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under Bond Connect will be done through the settlement and custody link between an offshore custody agent and onshore custodian and clearing institutions in mainland China. In August 2018, Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of Bond Connect by investors. However, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as a China Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its bond securities. Pursuant to the prevailing regulations in mainland China, all bonds traded by eligible foreign investors will be registered in the name of the Central Moneymarkets Unit of the Hong Kong Monetary Authority (“CMU”), which will hold such bonds as a nominee owner.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any of the Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.

Under the prevailing regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU (i.e. the HKMA) is the “nominee holder” of the bonds acquired by the Fund through Bond Connect. Whilst the Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Chinese Variable Interest Entities Risks
Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Chinese operating company and therefore the ability of the offshore entity to control the activities of the Chinese company are limited and the Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.
Intervention by the Chinese government with respect to VIE structures could adversely affect the Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Chinese company and the value of the offshore entity’s shares. Further, if the Chinese government determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Chinese government could subject the Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.

Specific Risks Applicable to VanEck Ethereum Strategy ETF
Under normal circumstances, the Fund will invest in ETH Futures traded on commodity exchanges registered with the CFTC. Currently, the only ETH Futures the Fund intends to invest in are those traded on the CME.

The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
ETH Futures. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of ETH Futures, the underlying reference asset is ETH. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled ETH Futures. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on ETH, the amount of cash to be paid is equal to the difference between the value of the ETH underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of ETH underlying ETH Futures traded on the CME will be determined by reference to a volume-weighted average of ETH trading prices on multiple trading platforms. Margin requirements for ETH Futures traded on the CME or other futures exchanges may be substantially higher than margin requirements for many other types of futures contracts. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.
Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying ETH (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled ETH futures contracts generally trade at a premium to the current market value of ETH. If a negative futures basis exists, the Fund’s investments in ETH futures contracts will generally underperform a direct investment in ETH, and, therefore, it may be more difficult for the Fund to maintain the Target Exposure.
ETH Reference Rate. ETH Futures commenced trading on the CME Globex electronic trading platform on February 8, 2021 under the ticker symbol "ETH". CME-traded Ether Futures are cash-settled in U.S. dollars, based on the CME CF Ether Reference Rate. The CME CF Ether Reference Rate is a volume-weighted composite of U.S. dollar-ether trading activity on the constituent trading platforms. The constituent trading platforms are selected by CF Benchmarks based on the constituent trading platform criteria.
Each constituent trading platform is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the constituent trading platform continues to meet all criteria. CF Benchmarks and the CME CF Ether Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Derivatives Rule. The Fund is required to comply with the derivatives rule when it engages in transactions involving futures and other derivatives involving future Fund payment or delivery obligations. See “SEC Regulatory Matters” above.

Specific Risks Applicable to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF
Under normal circumstances, VanEck Inflation Allocation ETF, through a wholly-owned subsidiary of the Fund, invests in Exchange Traded Products that invest in commodities and Commodities Instruments. Under normal circumstances, each of VanEck CMCI Commodity Strategy ETF and VanEck Commodity Strategy ETF invests in certain Commodities Instruments through a wholly-owned subsidiary. The Funds’ wholly-owned subsidiaries are collectively referred to as the “Cayman Subsidiaries.”
Cayman Subsidiaries. Each Fund’s investment in its Cayman Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. Each Cayman Subsidiary may invest in Commodities Instruments, as described under “Commodities Instruments” below. Because each Fund may invest a substantial portion of its assets in its Cayman Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, each Fund may be considered to be investing indirectly in those investments through its Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to a Fund’s investments strategies and risks include those of its Cayman Subsidiary.
The Cayman Subsidiaries are not registered under the 1940 Act and are not directly subject to its investor protections, except as noted in each Fund’s Prospectus or this SAI. However, each Cayman Subsidiary is wholly-owned and controlled by its Fund and is advised by VEARA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Funds, including its investment in the Cayman Subsidiaries, and each Fund’s role as the sole shareholder of its Cayman Subsidiary. The Cayman Subsidiaries will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to its Fund.
Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Cayman Subsidiaries are incorporated) could prevent a Fund and/or its Cayman Subsidiary from operating as described in its Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiaries, including income and capital gains tax, among others. If Cayman

Islands laws were changed to require the Cayman Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.
The financial statements of each Cayman Subsidiary will be consolidated with its Fund’s financial statements in the Fund’s filings on Form N-CSR with the SEC.
Commodities Instruments. Each Fund gains exposure to Commodities Instruments primarily through its Cayman Subsidiary. Additional information on the Cayman Subsidiaries is set forth under “Cayman Subsidiaries” above. Additional information regarding specific Commodities Instruments is set forth below. The Funds, either directly or through the Cayman Subsidiaries, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and in ETNs.
Each Fund may invest up to 25% of its total assets in its Cayman Subsidiary, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in Commodities Instruments. These assets are placed in accounts maintained by the Fund’s Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Funds’ Shares will be adversely affected if trading markets for the Funds’ portfolio securities are limited or absent or if bid/ask spreads are wide.
Each Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements. For temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments.
Each Fund except VanEck CMCI Commodity Strategy ETF is an actively managed ETF that does not seek to replicate the performance of a specified index.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund or its Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on each Fund’s and its Cayman Subsidiary’s current investment strategies, each Fund and its Cayman Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to each Fund and its Cayman Subsidiary. Accordingly, each Fund and VEARA are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, each Fund and VEARA have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem a Fund or VEARA in violation of an applicable CFTC regulation if the Fund or VEARA failed to comply with a related SEC regulatory requirement. In addition, the Funds and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Funds and the Cayman Subsidiaries. Compliance with the CFTC regulations could increase a Fund’s expenses, adversely affecting the Fund’s total return.
In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of a Fund to achieve its investment objective through its current strategies. Amendments to position limits rules the CFTC has adopted that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts have become effective. VEARA will need to consider whether the exposure created under these contracts (if applicable) might exceed the new and amended limits, and the limits may constrain the ability of the Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers were previously eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Fund.

Each Fund and its Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.
Futures Contracts. Each Fund may purchase and sell futures contracts. Each Fund (directly or through its Cayman Subsidiary) may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the commodity. These storage costs include the time value of money invested in the commodity plus the actual costs of storing the commodity less any benefits from ownership of the commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, a Fund’s or its Cayman Subsidiary’s obligation is to the clearinghouse, and the Fund or its Cayman Subsidiary will look to the clearinghouse to satisfy the Fund’s or its Cayman Subsidiary’s rights under a commodity futures contract.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund or its Cayman Subsidiary will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund or its Cayman Subsidiary is not able to enter into an offsetting transaction, the Fund or its Cayman Subsidiary will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by a Fund or its Cayman Subsidiary with its custodian or FCM in a segregated account in the name of the FCM in order to initiate futures trading and to maintain the Fund’s or its Cayman Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure a Fund’s or its Cayman Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may vary.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund or its Cayman Subsidiary. In computing daily net asset value, a Fund or its Cayman Subsidiary will mark to market the current value of its open futures contracts. A Fund and its Cayman Subsidiary expect to earn interest income on their margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund or its Cayman Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund or its Cayman Subsidiary invests in commodity futures contracts, the assets of the Fund and the Cayman Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when a Fund or its Cayman Subsidiary seeks to close out a futures contract. A Fund or its Cayman Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. There can be no assurance that an active secondary market will develop or continue to exist.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by a Fund and/or its Cayman Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund.
Derivatives Rule. The Fund is required to comply with the derivatives rule when it engages in transactions involving futures and other derivatives involving future Fund payment or delivery obligations. VEARA cannot predict the effects of these requirements on the Fund. VEARA intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective. See “SEC Regulatory Matters” above.
Federal Income Tax Treatment of Investments in the Cayman Subsidiaries. Each Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under subchapter M of the Internal Revenue Code. As a result, a Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Funds have not obtained a ruling from the IRS with respect to their investments or their structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. Each Fund intends to treat its income from its Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of each Fund’s investments in its Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from a Fund’s investment in its Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If a Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Cayman Subsidiaries. Investments in the Cayman Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of subchapter M of the Internal Revenue Code and recent IRS revenue rulings and regulations, as discussed above under “Federal Income Tax Treatment of Investments in the Cayman Subsidiaries” and below under “Taxes.” Each Cayman Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its Cayman Subsidiary, and it is not currently expected that shares of the Cayman Subsidiaries will be sold or offered to other investors. It is expected that the Cayman Subsidiaries will primarily invest in Commodities Instruments. To the extent that a Fund invests in its Cayman Subsidiary, the Fund may be subject to the risks associated with such Commodities Instruments.
While the Cayman Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in each Fund’s Prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Cayman Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in its Cayman Subsidiary which may adversely affect the Fund and its shareholders.

EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
The Shares of each Fund are listed on NYSE Arca, NASDAQ or Cboe and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares, (2) the Exchange becomes aware that the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (3) the Funds no longer comply with certain listing exchange rules, or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.
As in the case of other securities traded on an Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an “intra-day indicative value” (“IIV” and also known as the Indicative Optimized Portfolio Value) for a Fund may be disseminated through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities. Therefore, while each Fund’s IIV may be disseminated during the Exchange trading hours, it should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Mr. Peter J. Sidebottom, an Independent Trustee, serves as Chairperson of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Advisers and other service providers to the Trust. The Advisers are responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, extensive business and financial experience as founder, president and CEO of SmartBrief, Inc., and previous service as the Senior Vice President of B2B, Future Plc, a global media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including VEAC, Van Eck Securities Corporation (“VESC”), and VEARA. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69
Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	79	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	79	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.
________________________
1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
*    Member of the Audit Committee.
†    Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	79	Director, National Committee on US-China Relations.
____________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Lawrence G. Altadonna, 1966	Vice President and Treasurer	Since 2024	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022- January 2024).
Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.
Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly Senior Counsel, Perkins Coie LLP.
Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.
_____________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Hesslein is the Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Short is the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

Board of Trustees and Committee Meetings
The Board, as well as its Audit and Nominating and Corporate Governance Committees held meetings as set forth below:

Fiscal Year	Number of Regular Meetings of the Board of Trustees	Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
October 1, 2022 - September 30, 2023	5	4	3
January 1, 2023 - December 31, 2023	5	4	4
May 1, 2023 - April 30, 2024	5	4	4
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Advisers and the Independent Trustees. The Board also considered that the Chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisers. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisers’ personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Advisers and the affiliates of the Advisers employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Fabless Semiconductor ETF as of August 20, 2024.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Morningstar Wide Moat Growth ETF as of March 15, 2024.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Morningstar Wide Moat Value ETF as of March 15, 2024.
For each Fund with a fiscal year end of April 30, 2024, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of July 31, 2024. The officers and Trustees of the Trust, in the aggregate, owned 11.00% of the Shares of VanEck Dynamic High Income ETF.
For each Fund with a fiscal year end of September 30, 2023, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of December 31, 2023.
For each Fund with a fiscal year end of December 31, 2023, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of March 31, 2023. The officers and Trustees of the Trust, in the aggregate, owned 1.69% of VanEck Brazil Small Cap Index ETF and 16.67% of VanEck Office and Commercial REIT ETF.
The general management of the Mauritius Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Advisers (“Family of Investment Companies”) that are overseen by the Trustee is shown below. With respect to the Funds with a fiscal year end of September 30, 2023, December 31, 2023, and April 30, 2024, the dollar range of equity securities in such Funds is provided as of December 31, 2023.

Funds with Fiscal Year Ended 9/30/2023
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Biotech ETF	None	None	None	None	None	None
VanEck Commodity Strategy ETF	None	None	None	None	None	None
VanEck Digital Transformation ETF	None	None	None	None	None	None
VanEck Durable High Dividend ETF	None	None	None	None	None	None
VanEck Energy Income ETF	None	None	None	None	None	None
VanEck Environmental Services ETF	None	None	None	None	None	None
VanEck Fabless Semiconductor ETF*	None	None	None	None	None	None
VanEck Gaming ETF	None	None	None	None	$10,001-$50,000	$1-$10,000
VanEck Green Infrastructure ETF	None	None	None	None	None	None
VanEck Inflation Allocation ETF	None	None	None	None	None	None
VanEck Long/Flat Trend ETF	None	None	None	None	None	None
VanEck Morningstar ESG Moat ETF	None	None	None	None	None	None
VanEck Morningstar Global Wide Moat ETF	None	None	None	None	None	None
VanEck Morningstar International Moat ETF	None	None	None	None	Over $100,000	None
VanEck Morningstar SMID Moat ETF	None	None	None	None	None	None
VanEck Morningstar Wide Moat ETF	Over $100,000	$10,001-$50,000	None	Over $100,000	Over $100,000	None
VanEck Morningstar Wide Moat Growth ETF	None	None	None	None	None	None
VanEck Morningstar Wide Moat Value ETF	None	None	None	None	None	None
VanEck Pharmaceutical ETF	None	None	None	None	None	None
VanEck Retail ETF	None	None	None	None	None	None
VanEck Robotics ETF	None	None	None	None	None	None
VanEck Semiconductor ETF	None	None	None	None	None	None

VanEck Social Sentiment ETF	None	None	None	None	None	None
VanEck Video Gaming and eSports ETF	None	None	None	None	None	None
Funds with Fiscal Year Ended 12/31/2023
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Africa Index ETF	None	None	None	None	None	$1-$10,000
VanEck Agribusiness ETF	None	None	None	None	None	None
VanEck Brazil Small-Cap ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck ChiNext ETF	None	None	None	None	None	$50,001-$100,000
VanEck CLO ETF	None	None	None	None	None	Over $100,000
VanEck CMCI Commodity Strategy ETF	None	None	None	None	None	None
VanEck Digital India ETF	None	None	None	None	None	None
VanEck Ethereum Strategy ETF	None	None	None	None	None	None
VanEck Gold Miners ETF	None	None	None	$10,001-$50,000	None	None
VanEck Green Metals ETF	None	None	None	None	None	Over $100,000
VanEck India Growth Leaders Index ETF	None	None	None	$1-$10,000	None	None
VanEck Indonesia Index ETF	None	None	None	None	None	$10,001-$50,000
VanEck Israel ETF	None	None	None	None	None	None
VanEck Junior Gold Miners ETF	None	None	None	None	None	None
VanEck Low Carbon Energy ETF	None	None	None	None	None	None
VanEck Natural Resources ETF	None	None	None	None	$50,001-$100,000	None
VanEck Office and Commercial REIT ETF	None	None	None	None	None	None
VanEck Oil Refiners ETF	None	None	None	None	None	$10,001-$50,000
VanEck Oil Services ETF	None	None	None	None	None	None
VanEck Rare Earth and Strategic Metals ETF	None	None	None	None	None	None
VanEck Russia ETF	None	None	None	$1-$10,000	None	None

VanEck Russia Small-Cap ETF	None	None	None	None	None	$1-$10,000
VanEck Steel ETF	None	None	None	None	None	None
VanEck Uranium and Nuclear ETF	None	None	None	None	None	None
VanEck Vietnam ETF	None	None	None	$1-$10,000	None	None
Funds with Fiscal Year Ended 4/30/2024
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck BDC Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck CEF Muni Income ETF	None	None	None	None	None	Over $100,000
VanEck China Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Dynamic High Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck Emerging Markets High Yield Bond ETF	None	None	None	None	None	Over $100,000
VanEck Fallen Angel High Yield Bond ETF	None	None	None	None	$50,001-$100,000	$10,001-$50,000
VanEck Green Bond ETF	None	None	None	None	None	$1-$10,000
VanEck High Yield Muni ETF	None	None	None	None	Over $100,000	None
VanEck HIP Sustainable Muni ETF	None	None	None	None	None	None
VanEck IG Floating Rate ETF	None	None	None	None	Over $100,000	Over $100,000
VanEck Intermediate Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck International High Yield Bond ETF	None	None	None	None	None	None
VanEck J.P. Morgan EM Local Currency Bond ETF	None	None	None	None	None	None
VanEck Moody's Analytics BBB Corporate Bond ETF	None	None	None	None	None	$1-$10,000
VanEck Moody's Analytics IG Corporate Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Long Muni ETF	None	None	None	None	None	$1-$10,000
VanEck Mortgage REIT Income ETF	None	None	None	None	None	$10,001-$50,000
VanEck Preferred Securities ex Financials ETF	None	None	None	None	None	None

VanEck Short High Yield Muni ETF	None	None	None	None	None	Over $100,000
VanEck Short Muni ETF	None	None	None	None	None	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2023)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
________________________

*VanEck Fabless Semiconductor ETF has not commenced operations as of the date of this SAI.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees
Each Independent Trustee receives an annual retainer of $150,000 and a per meeting fee of $30,000 for scheduled meetings of the Board. Additionally, the Chairperson of the Board receives an annual retainer of $62,000, the Chairperson of the Audit Committee receives an annual retainer of $26,000 Chairperson of the Governance Committee receives an annual retainer of $26,000. Independent Trustees are also reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees for the fiscal years ended as set forth in the charts below. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.(1)

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

September 30, 2023	David H. Chow	$256,875	$0	N/A	N/A	$256,875
	Laurie A. Hesslein	$278,542	$0	N/A	N/A	$278,542
	R. Alastair Short	$274,208	$0	N/A	N/A	$404,208
	Peter J. Sidebottom	$318,875	$0	N/A	N/A	$318,875
	Richard D. Stamberger	$269,875	$53,975	N/A	N/A	$414,875
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

December 31, 2023	David H. Chow	$290,000	$0	N/A	N/A	$290,000
	Laurie A. Hesslein	$291,000	$0	N/A	N/A	$291,000
	R. Alastair Short	$284,500	$0	N/A	N/A	$414,500
	Peter J. Sidebottom	$327,000	$0	N/A	N/A	$327,000
	Richard D. Stamberger	$217,200	$54,300	N/A	N/A	$416,500
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

April 30, 2024	David H. Chow	$272,500	$0	N/A	N/A	$272,500
	Laurie A. Hesslein	$298,500	$0	N/A	N/A	$298,500
	R. Alastair Short	$298,500	$0	N/A	N/A	$428,500
	Peter J. Sidebottom	$334,500	$0	N/A	N/A	$334,500
	Richard D. Stamberger	$218,000	$54,500	N/A	N/A	$417,500
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0
(1)For each Fund that pays the Adviser a unitary management fee, the Adviser pays such Fund’s allocable portion of Trustee compensation.
(2)The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(3)“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisers, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. The Trust's Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Funds. They will charge you a fee for this service. Each Fund’s complete schedule of portfolio holdings is also available through the Funds’ website, at www.vaneck.com or by calling 800.826.2333.

POTENTIAL CONFLICTS OF INTEREST
The Advisers (and their principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, and may track the same index a Fund tracks. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Advisers served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that each Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Advisers have implemented procedures to monitor trading across the Funds and their Other Clients. Furthermore, an Adviser may recommend a Fund purchase securities of issuers to which it, or its affiliate, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, the Adviser has adopted procedures to minimize such conflicts.

VanEck CLO ETF only
The portfolio manager at the Sub-Adviser manages other funds and mandates that purchase investment grade and below-investment grade CLO securities, which creates conflicts of interest with respect to portfolio management decisions and execution. The Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the Sub-Adviser’s economic, investment or other financial interests.

CODE OF ETHICS
The Fund, the Advisers, the Sub-Adviser (with respect to VanEck CLO ETF) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities or instruments that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT
The following information supplements and should be read in conjunction with the “Management of the Funds” section of each Prospectus.

Investment Advisers and Sub-Adviser
Van Eck Associates Corporation (All Funds except VanEck BDC Income ETF, VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF).
VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEAC has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by VEAC’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and each Adviser are discussed above.
VEAC serves as investment adviser to VanEck Gold Miners ETF pursuant to an investment management agreement between VanEck Gold Miners ETF and VEAC (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds except VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF, pursuant to various investment management agreements between the Trust and VEAC (each a “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “VEAC Investment Management Agreement”). Under the VEAC

Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. VEAC is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck India Growth Leaders ETF will be made outside of India.
Investments in the securities of other investment companies (“underlying funds”) may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Dynamic High Income ETF becomes a shareholder of that underlying fund. As a result, the VanEck Dynamic High Income ETF’s shareholders will indirectly bear the VanEck Dynamic High Income ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Dynamic High Income ETF’s shareholders directly bear in connection with the VanEck Dynamic High Income ETF’s own operations.
VanEck CLO ETF. VEAC acts as investment adviser to VanEck CLO ETF and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of VanEck CLO ETF’s assets allocated to it. The Sub-Adviser acts as investment sub-adviser to VanEck CLO ETF and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of VanEck CLO ETF’s assets allocated to it.
VEAC serves as investment adviser to VanEck CLO ETF pursuant to the VEAC investment management agreement between the Trust and the Adviser. Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of VanEck CLO ETF, manages and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of VanEck CLO ETF’s assets. The Sub-Adviser serves as investment sub-adviser to VanEck CLO ETF pursuant to investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement” ). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of VanEck CLO ETF’s assets allocated to it.
In rendering investment sub-advisory services to VanEck CLO ETF, the Sub-Adviser may use portfolio management, research and other services of an affiliate of the Sub-Adviser subject to supervision by the Sub-Adviser. Such affiliate may not be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In such instances, the affiliate is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.

Van Eck Absolute Return Advisers Corporation (VanEck BDC Income ETF*, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF only.)
VEARA acts as investment adviser to the VanEck BDC Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF, VanEck Inflation Allocation ETF and the Cayman Subsidiaries and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the VanEck BDC Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF, VanEck Inflation Allocation ETF and the Cayman Subsidiaries. VEARA is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and commodity trading advisor under the CEA. VEARA serves as investment adviser to the Funds pursuant to investment management agreements between the Trust and VEARA (each a “VEARA Investment Management Agreement” and together with the VEAC Investment Management Agreement, the “Investment Management Agreements”). Under each VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the VanEck BDC Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF, manages the investment of the VanEck BDC Income ETF’s, VanEck CMCI Commodity Strategy ETF’s, VanEck Commodity Strategy ETF's, VanEck Ethereum Strategy ETF’s and VanEck Inflation Allocation ETF’s assets. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the VanEck BDC Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Ethereum Strategy ETF and VanEck Inflation Allocation ETF. Investments in underlying funds may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck BDC Income ETF and VanEck Inflation Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck BDC Income ETF’s and VanEck Inflation Allocation ETF’s shareholders will indirectly bear the VanEck BDC Income ETF’s and VanEck Inflation Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck BDC Income ETF’s and VanEck Inflation Allocation ETF’s shareholders directly bear in connection with the VanEck BDC Income ETF’s and VanEck Inflation Allocation ETF’s own operations. To minimize the duplication of fees, VEARA has agreed to waive the management fee it charges to the VanEck Inflation Allocation ETF by any amount it collects as a management fee from an underlying fund managed by the VEARA or VEAC, as a result of an investment of the VanEck Inflation Allocation ETF’s assets in such underlying fund.
* On March 6, 2024, the Board considered and unanimously approved the assumption by VEARA of the investment management agreement between the Trust and VEAC with respect to the VanEck BDC Income ETF. Accordingly, effective on March 7, 2024, VEARA began acting as investment adviser to the VanEck BDC Income ETF.

All Funds
Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify VEAC and VEARA for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to VanEck CLO ETF, pursuant to the Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under each Investment Management Agreement, each Adviser is paid a monthly fee based on a percentage of each applicable Fund's average daily net assets at the annual rate set forth below.
From time to time, the applicable Adviser may waive all or a portion of its fees for certain Funds. Until at least each date set forth below, the applicable Adviser has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of each Fund except for VanEck Inflation Allocation ETF and VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of such Fund’s average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay Fund and Mauritius Subsidiary expenses to the extent necessary to prevent the operating expenses of VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Mauritius Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEARA has agreed to waive fees and/or pay Fund (inclusive of any Cayman Subsidiary expenses) to the extent necessary to prevent the operating expenses of VanEck Inflation Allocation ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Funds) from exceeding the percentages set forth below of their average daily net assets per year.

Under the VEAC Investment Management Agreement for the Municipal Funds and VanEck CEF Muni Income ETF, VEAC is responsible for all expenses of the Municipal Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund and VanEck CEF Muni Income ETF, each applicable Fund has agreed to pay VEAC an annual unitary management fee equal to the percentage of each Fund’s average daily net assets as set forth below. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay all such offering costs until at least September 1, 2025.
Under the VEAC Investment Management Agreement for VanEck Dynamic High Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF, VEAC is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2025.
Under the VEAC Investment Management Agreement for VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Green Infrastructure ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, VEAC is responsible for all expenses of the VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Green Infrastructure ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay such offering costs until at least February 1, 2025.
Under the VEAC Investment Management Agreement for VanEck CLO ETF, VanEck Digital India ETF, VanEck Green Metals ETF and VanEck Oil Services ETF, VEAC is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2025.
Under the VEARA Investment Management Agreement for VanEck Commodity Strategy ETF, VEARA is responsible for all expenses of VanEck Commodity Strategy ETF (inclusive of any Cayman Subsidiary expense), including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay and/or reimburse the Fund for such offering costs and trading expenses that are net account or similar fees charged by FCMs until at least February 1, 2025.
Under the VEARA Investment Management Agreement for VanEck CMCI Commodity Strategy ETF, VEARA has agreed to waive fees and reimburse VanEck CMCI Commodity Strategy ETF expenses (inclusive of any Cayman Subsidiary expenses), excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses, to the extent necessary to prevent the operating expenses of the Fund and its Cayman Subsidiary from exceeding the percentage set forth below of the Fund's average daily net assets per year until at least May 1, 2025.
Under the VEAC Investment Management Agreement for VanEck Office and Commercial REIT ETF, VEAC is responsible for all expenses of VanEck Office and Commercial REIT ETF, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2025.
Under the VEARA Investment Management Agreement for VanEck Ethereum Strategy ETF, VEARA is responsible for all expenses of VanEck Ethereum Strategy ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs and trading expenses that are net account or similar fees charged by FCMs until at least May 1, 2025.

Under the VEAC Investment Management Agreement for VanEck Natural Resources ETF, VEAC is responsible for all expenses of VanEck Natural Resources ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2025.

Under the VEAC Investment Management Agreement for VanEck Fallen Angel High Yield Bond ETF and VanEck Intermediate Muni ETF, VEAC is responsible for all expenses of VanEck Fallen Angel High Yield Bond ETF and VanEck Intermediate Muni ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2025.
Under the VEARA Investment Management Agreement for VanEck BDC Income ETF, VEARA is responsible for all expenses of VanEck BDC Income ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2025.
Under the VEAC Investment Management Agreement for VanEck Fabless Semiconductor ETF, VEAC is responsible for all expenses of VanEck Fabless Semiconductor ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay such offering costs until at least February 1, 2026.

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
BDC Income ETF	0.40%	N/A	September 1, 2025
CEF Muni Income ETF	0.40%	N/A	September 1, 2025
China Bond ETF	0.40%	0.50%	September 1, 2025
Dynamic High Income ETF	0.10%	N/A	September 1, 2025
Emerging Markets High Yield Bond ETF	0.40%	N/A	September 1, 2025
Fallen Angel High Yield Bond ETF [1]	0.25%	N/A	September 1, 2025
Green Bond ETF	0.20%	N/A	September 1, 2025
High Yield Muni ETF	0.32%	N/A	September 1, 2025
HIP Sustainable Muni ETF	0.24%	N/A	September 1, 2025

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
IG Floating Rate ETF	0.14%	N/A	September 1, 2025
Intermediate Muni ETF [2]	0.18%	N/A	September 1, 2025
International High Yield Bond ETF	0.40%	N/A	September 1, 2025
J.P. Morgan EM Local Currency Bond ETF	0.27%	0.30%	September 1, 2025
Long Muni ETF	0.24%	N/A	September 1, 2025
Moody's Analytics BBB Corporate Bond ETF	0.25%	N/A	September 1, 2025
Moody's Analytics IG Corporate Bond ETF	0.20%	N/A	September 1, 2025
Mortgage REIT Income ETF	0.40%	N/A	September 1, 2025
Preferred Securities ex Financials ETF	0.40%	N/A	September 1, 2025
Short High Yield Muni ETF	0.35%	N/A	September 1, 2025
Short Muni ETF	0.07%	N/A	September 1, 2025

Biotech ETF	0.35%	N/A	February 1, 2025
Commodity Strategy ETF [3]	0.55%	N/A	February 1, 2025
Digital Transformation ETF	0.50%	N/A	February 1, 2025
Durable High Dividend ETF	0.29%	N/A	February 1, 2025
Energy Income ETF	0.45%	N/A	February 1, 2025
Environmental Services ETF	0.50%	0.55%	February 1, 2025
Fabless Semiconductor ETF	0.35%	N/A	February 1, 2026
Gaming ETF	0.50%	0.65%	February 1, 2025
Green Infrastructure ETF	0.45%	N/A	February 1, 2025
Inflation Allocation ETF [3]	0.50%	0.55%	February 1, 2025
Long/Flat Trend ETF	0.50%	0.55%	February 1, 2025
Morningstar ESG Moat ETF	0.45%	0.49%	February 1, 2025
Morningstar Global Wide Moat ETF	0.45%	0.52%	February 1, 2025
Morningstar International Moat ETF	0.50%	0.56%	February 1, 2025
Morningstar SMID Moat ETF	0.45%	0.49%	February 1, 2025
Morningstar Wide Moat ETF	0.45%	0.49%	February 1, 2025
Morningstar Wide Moat Growth ETF	0.45%	0.49%	February 1, 2025
Morningstar Wide Moat Value ETF	0.45%	0.49%	February 1, 2025
Pharmaceutical ETF	0.35%	N/A	February 1, 2025
Retail ETF	0.35%	N/A	February 1, 2025
Robotics ETF	0.47%	N/A	February 1, 2025
Semiconductor ETF	0.35%	N/A	February 1, 2025
Social Sentiment ETF	0.75%	N/A	February 1, 2025
Video Gaming and eSports ETF	0.50%	0.55%	February 1, 2025

Africa Index ETF	0.50%	0.78%	May 1, 2025
Agribusiness ETF	0.50%	0.56%	May 1, 2025
Brazil Small-Cap ETF	0.50%	0.59%	May 1, 2025
ChiNext ETF	0.50%	0.65%	May 1, 2025
CLO ETF	0.40%	N/A	May 1, 2025
CMCI Commodity Strategy ETF	0.65%	0.65%	May 1, 2025
Digital India ETF	0.70%	N/A	May 1, 2025
Ethereum Strategy ETF	0.65%	N/A	May 1, 2025

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
Gold Miners ETF	0.50%	0.53%	May 1, 2025
Green Metals ETF	0.59%	N/A	May 1, 2025
India Growth Leaders ETF	0.50%	0.70%	May 1, 2025
Indonesia Index ETF	0.50%	0.57%	May 1, 2025
Israel ETF	0.50%	0.59%	May 1, 2025
Junior Gold Miners ETF	0.50%	0.56%	May 1, 2025
Low Carbon Energy ETF	0.50%	0.62%	May 1, 2025
Natural Resources ETF [4]	0.40%	N/A	May 1, 2025
Office and Commercial REIT ETF	0.50%	N/A	May 1, 2025
Oil Refiners ETF	0.50%	0.59%	May 1, 2025
Oil Services ETF	0.35%	N/A	May 1, 2025
Rare Earth and Strategic Metals ETF	0.50%	0.57%	May 1, 2025
Russia ETF	0.50%	0.62%	December 31, 2027
Russia Small-Cap ETF	0.50%	0.67%	December 31, 2027
Steel ETF	0.50%	0.55%	May 1, 2025
Uranium and Nuclear ETF	0.50%	0.60%	May 1, 2025
Vietnam ETF	0.50%	0.76%	May 1, 2025

1 Effective March 7, 2024, VanEck Fallen Angel High Yield Bond ETF's management fee was reduced from 0.35% to 0.25%.

2 Effective March 7, 2024, VanEck Intermediate Muni ETF's management fee was reduced from 0.24% to 0.18%.

3 For purposes of calculating the fees for the VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, the net assets of VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF include the value of VanEck Commodity Strategy ETF’s and VanEck Inflation Allocation ETF’s interest in the Cayman Subsidiary.

4 Effective March 15, 2024, VanEck Natural Resources ETF’s management fee was reduced from 0.49% to 0.40%.

The management fees paid by each Fund and the expenses waived or assumed by the applicable Adviser during the Funds’ last three fiscal years, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund, are set forth in the chart below.

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2022	2023	2024	2022	2023	2024

VanEck BDC Income ETF	April 30th	$2,070,800	$2,197,290	$3,097,821	$0	$0	$0
VanEck CEF Muni Income ETF	April 30th	$811,918	$656,019	$860,118	$0	$0	$0
VanEck China Bond ETF	April 30th	$520,949	$326,972	$132,524	$13,281	$6,002	$91,634
VanEck Dynamic High Income ETF(1)	April 30th	N/A	$258	$753	N/A	$0	$0
VanEck Emerging Markets High Yield Bond ETF	April 30th	$4,778,794	$2,133,780	$1,502,499	$0	$0	$0
VanEck Fallen Angel High Yield Bond ETF*	April 30th	$17,079,449	$10,586,530	$9,336,776	$0	$0	$0
VanEck Green Bond ETF	April 30th	$195,123	$157,689	$164,439	$0	$0	$0
VanEck High Yield Muni ETF	April 30th	$12,684,417	$10,546,251	$9,221,777	$0	$0	$0
VanEck HIP Sustainable Muni ETF(2)	April 30th	$20,951	$40,877	$43,719	$0	$0	$0

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck IG Floating Rate ETF	April 30th	$1,082,404	$1,564,521	$1,751,440	$0	$0	$0
VanEck Intermediate Muni ETF**	April 30th	$4,495,019	$4,272,569	$4,275,649	$0	$0	$0
VanEck International High Yield Bond ETF	April 30th	$407,619	$242,537	$167,682	$0	$0	$0
VanEck J.P. Morgan EM Local Currency Bond ETF	April 30th	$9,396,110	$7,993,895	$8,435,661	$599,324	$356,765	$358,443
VanEck Long Muni ETF	April 30th	$576,431	$587,826	$1,013,976	$0	$0	$0
VanEck Moody's Analytics BBB Corporate Bond ETF	April 30th	$24,438	$20,792	$20,731	$0	$0	$0
VanEck Moody's Analytics IG Corporate Bond ETF	April 30th	$29,210	$25,043	$24,846	$0	$0	$0
VanEck Mortgage REIT Income ETF	April 30th	$1,213,758	$726,235	$895,665	$0	$0	$0
VanEck Preferred Securities ex Financials ETF	April 30th	$4,123,634	$3,952,219	$5,266,563	$0	$0	$0
VanEck Short High Yield Muni ETF	April 30th	$1,420,161	$1,449,750	$1,267,376	$0	$0	$0
VanEck Short Muni ETF	April 30th	$643,677	$658,675	$223,495	$0	$0	$0

		2021	2022	2023	2021	2022	2023
VanEck Biotech ETF†	September 30th	$1,851,610	$1,707,698	$1,720,048	$154,118	N/A	N/A
VanEck Commodity Strategy ETF(3)	September 30th	N/A	N/A	$119,666	N/A	N/A	N/A
VanEck Digital Transformation ETF(4)	September 30th	$92,680	$232,411	$171,468	N/A	N/A	N/A
VanEck Durable High Dividend ETF†	September 30th	$129,126	$184,775	$265,758	$106,447	N/A	N/A
VanEck Energy Income ETF	September 30th	$131,441	$141,251	$141,251	$0	$0	$0
VanEck Environmental Services ETF	September 30th	$251,107	$360,586	$367,860	$78,229	$50,019	$67,530
VanEck Fabless Semiconductor ETF(5)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Gaming ETF	September 30th	$584,280	$420,428	$405,066	N/A	N/A	$14,282
VanEck Green Infrastructure ETF(6)	September 30th	N/A	N/A	$6,275	N/A	N/A	N/A
VanEck Inflation Allocation ETF	September 30th	$54,195	$428,583	$594,907	$113,306	$98,801	$226,801
VanEck Long/Flat Trend ETF	September 30th	$162,038	$217,594	$146,854	$86,726	$55,641	$69,451
VanEck Morningstar ESG Moat ETF(7)	September 30th	N/A	$9,178	$20,723	N/A	N/A	$78,572
VanEck Morningstar Global Wide Moat ETF	September 30th	70,997	$83,985	$85,127	106,704	$82,836	$105,288
VanEck Morningstar International Moat ETF	September 30th	$324,991	$353,033	$837,255	$123,821	$65,416	$74,555
VanEck Morningstar SMID Moat ETF(8)	September 30th	N/A	N/A	$312,440	N/A	N/A	$67,356
VanEck Morningstar Wide Moat ETF	September 30th	$23,313,143	$30,836,907	$36,450,354	$0	$0	$0
VanEck Morningstar Wide Moat Growth ETF(9)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Morningstar Wide Moat Value ETF(9)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Pharmaceutical ETF†	September 30th	$891,904	$1,489,021	$1,598,103	$131,784	N/A	N/A
VanEck Retail ETF†	September 30th	$754,573	$691,330	$533,025	$140,149	N/A	N/A
VanEck Robotics ETF(10)	September 30th	N/A	N/A	$5,375	N/A	N/A	N/A
VanEck Semiconductor ETF†	September 30th	$16,978,049	$25,764,670	$27,780,972	$629,776	N/A	N/A
VanEck Social Sentiment ETF(11)	September 30th	$1,166,411	$828,108	$441,044	N/A	$452,219	$47,781
VanEck Video Gaming and eSports ETF	September 30th	$3,743,207	$2,280,361	$1,364,139	N/A	$886	$80,104

		2021	2022	2023	2021	2022	2023
VanEck Africa Index ETF	December 31st	$301,959	$265,905	$226,942	$0	$0	$69,506
VanEck Agribusiness ETF	December 31st	$5,628,329	$7,590,170	$5,649,364	$0	$0	$0
VanEck Brazil Small-Cap ETF	December 31st	$222,441	$147,700	$145,838	$107,578	$69,706	$114,419
VanEck ChiNext ETF	December 31st	$237,417	$124,671	$103,333	$113,686	$150,748	$257,078
VanEck CLO ETF(12)	December 31st	N/A	$53,044	$445,735	N/A	$0	$0
VanEck CMCI Commodity Strategy ETF(13)	December 31st	N/A	N/A	$5,907	N/A	N/A	$51,512
VanEck Digital India ETF(14)	December 31st	N/A	$10,128	$19,501	N/A	$0	$0
VanEck Ethereum Strategy ETF(15)	December 31st	N/A	N/A	$18,152	N/A	N/A	$3,844
VanEck Gold Miners ETF	December 31st	$71,948,299	$60,561,304	$62,507,929	$0	$0	$0
VanEck Green Metals ETF(16)	December 31st	$7,463	$134,921	$149,115	$0	$0	$0
VanEck India Growth Leaders ETF	December 31st	$368,180	$281,518	$297,274	$72,692	$0	$131,971
VanEck Indonesia Index ETF	December 31st	$188,448	$281,236	$154,887	$94,463	$56,101	$126,398
VanEck Israel ETF	December 31st	$405,775	$339,749	$284,753	$95,203	$29,747	$106,015
VanEck Junior Gold Miners ETF	December 31st	$25,816,105	$19,460,452	$19,836,611	$0	$0	$0
VanEck Low Carbon Energy ETF	December 31st	$1,520,022	$1,175,675	$938,357	$0	$0	$0
VanEck Natural Resources ETF***††	December 31st	$385,384	$668,971	$667,995	$223,899	$0	$0
VanEck Office and Commercial REIT ETF(17)	December 31st	N/A	N/A	$1,293	N/A	N/A	$0
VanEck Oil Refiners ETF	December 31st	$102,017	$173,888	$172,536	$87,835	$61,342	$81,096
VanEck Oil Services ETF††	December 31st	$6,974,591	$9,982,726	$8,385,442	$200,786	$0	$0
VanEck Rare Earth and Strategic Metals ETF	December 31st	$4,059,556	$4,261,430	$2,821,557	$0	$0	$0
VanEck Russia ETF	December 31st	$8,429,436	$1,089,445	$0	$0	$0	$0
VanEck Russia Small-Cap ETF	December 31st	$157,417	$20,102	$0	$103,861	$37,039	$83,536

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Steel ETF	December 31st	$796,411	$547,396	$609,918	$7,626	$21,645	$13,818
VanEck Uranium and Nuclear ETF	December 31st	$129,291	$237,947	$402,573	$74,174	$32,334	$25,286
VanEck Vietnam ETF	December 31st	$2,658,482	$2,120,507	$2,714,061	$0	$0	$0

† Effective October 1, 2021, each of VanEck Biotech ETF, VanEck Durable High Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF has adopted a unitary management fee.

†† Effective January 1, 2022, each of VanEck Natural Resources ETF and VanEck Oil Services ETF has adopted a unitary management fee.

* Effective March 7, 2024, VanEck Fallen Angel High Yield Bond ETF's management fee was reduced from 0.35% to 0.25%.
** Effective March 7, 2024, VanEck Intermediate Muni ETF's management fee was reduced from 0.24% to 0.18%.
*** Effective March 15, 2024, VanEck Natural Resources ETF’s management fee was reduced from 0.49% to 0.40%.

(1) VanEck Dynamic High Income ETF did not commence operations until November 1, 2022.
(2) VanEck HIP Sustainable Muni ETF did not commence operations until September 8, 2021.
(3) VanEck Commodity Strategy ETF did not commence operations until December 20, 2022.
(4) VanEck Digital Transformation ETF did not commence operations until April 12, 2021.
(5) VanEck Fabless Semiconductor ETF has not commenced operations as of the date of this SAI.
(6) VanEck Green Infrastructure ETF did not commence operations until October 18, 2022.
(7) VanEck Morningstar ESG Moat ETF did not commence operations until October 4, 2021.
(8) VanEck Morningstar SMID Moat ETF did not commence operations until October 5, 2022.
(9) Each of VanEck Morningstar Wide Moat Growth ETF and VanEck Morningstar Wide Moat Value ETF did not commence operations until March 26, 2024.
(10) VanEck Robotics ETF did not commence operations until April 6, 2023.
(11) VanEck Social Sentiment ETF did not commence operations until March 2, 2021.
(12) VanEck CLO ETF did not commence operations until June 22, 2022.
(13) VanEck CMCI Commodity Strategy ETF did not commence operations until August 22, 2023.
(14) VanEck Digital India ETF did not commence operations until February 16, 2022.
(15) VanEck Ethereum Strategy ETF did not commence operations until October 3, 2023.
(16) VanEck Green Metals ETF did not commence operations until November 10, 2021.
(17) VanEck Office and Commercial REIT ETF did not commence operations until September 20, 2023.

With respect to VanEck CLO ETF, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, VEAC (not VanEck CLO ETF) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account certain expenses paid by the Adviser.
The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to PineBridge Investments, LLC and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Fund’s last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2021	2022	2023	2021	2022	2023
VanEck CLO ETF	N/A	$0	$99,695.27	N/A	0.00%	0.09%

Prior to January 12, 2024, China Asset Management (Hong Kong) Limited served as a sub-adviser to the China Funds. The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to China Asset Management (Hong Kong) Limited and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Funds’ last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended April 30,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended April 30,
Fund	2022	2023	2024	2022	2023	2024
VanEck China Bond ETF	$0	$0	$0	N/A	N/A	N/A

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2021	2022	2023	2021	2022	2023
VanEck ChiNext ETF	$0	$0	$0	0.00%	0.00%	0.00%
Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to VanEck CLO ETF by the Board, or by vote of the holders of a majority of VanEck CLO ETF’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by VEAC on sixty days’ written notice to the Sub-Adviser or by the Sub-Adviser on 120 days’ written notice to VEAC and the Trust.
Mauritius Subsidiary Investment Management Agreement. VEAC provides an investment program for the Mauritius Subsidiary and manages the investment of the Mauritius Subsidiary’s assets under the overall supervision of the Board of Directors of the Mauritius Subsidiary. Pursuant to a management agreement between VEAC and the Mauritius Subsidiary (the “Mauritius Subsidiary Investment Management Agreement”), VEAC does not receive any fees from the Mauritius Subsidiary.
The Mauritius Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Mauritius Subsidiary by the Board of Directors of the Mauritius Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Mauritius Subsidiary’s outstanding voting securities on 60 days’ written notice to VEAC, or by VEAC on 60 days’ written notice to the Mauritius Subsidiary. Pursuant to the Mauritius Subsidiary Investment Management Agreement, VEAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mauritius Subsidiary in connection with the performance of the Mauritius Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEAC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Cayman Subsidiary Investment Management Agreements. VEARA provides investment programs for the Cayman Subsidiaries and manages the investment of the Cayman Subsidiaries’ assets under the overall supervision of the Boards of Directors of the Cayman Subsidiaries. Pursuant to a management agreement between VEARA and the Cayman Subsidiary for VanEck Inflation Allocation ETF, VEARA may receive certain fees for managing the Cayman Subsidiary’s assets and will waive or credit such amounts, if applicable, against the fees payable to VEARA by VanEck Inflation Allocation ETF.
Each of the management agreements between VEARA and the Cayman Subsidiaries (the “Cayman Subsidiary Investment Management Agreements”) terminates automatically upon assignment and is terminable at any time without penalty as to the respective Cayman Subsidiary by the Board of Directors of such Cayman Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of such Cayman Subsidiary’s outstanding voting securities on 60 days’ written notice to VEARA, or by VEARA on 60 days’ written notice to such Cayman Subsidiary. Pursuant to the Cayman Subsidiary Investment Management Agreements, VEARA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Cayman Subsidiary in connection with the performance of its Cayman Subsidiary Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEARA in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrators
VEAC and VEARA, as applicable, also serve as administrators (in such capacity, each, an “Administrator”) for the Trust pursuant to each respective Investment Management Agreement. Under each Investment Management Agreement, each Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. Each Adviser will generally assist in all aspects of the

Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Mauritius Administrator
IQ EQ Fund Services (Mauritius) Ltd. (“IQ-EQ”), located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Mauritius Subsidiary’s Mauritius administrator. The Mauritius Subsidiary pays IQ-EQ a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Mauritius Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Mauritius Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Mauritius Subsidiary also reimburses IQ-EQ for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Funds, the Mauritius Subsidiary and the Cayman Subsidiaries pursuant to a custodian agreement. As Custodian, State Street holds the Funds’, the Mauritius Subsidiary’s and the Cayman Subsidiaries’ assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. State Street serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, State Street provides various accounting services to each of the Funds, except VanEck Gold Miners ETF, pursuant to a fund accounting agreement. VEAC pays a portion of the fee that it receives from VanEck Gold Miners ETF to State Street for providing fund accounting services to VanEck Gold Miners ETF.

The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Advisers, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Affiliated Index Provider
The MVIS® Africa Index (the “Africa Index”), BlueStar Israel Global IndexTM (the “Israel Index”), MVIS® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVIS® Digital India Index (the “Digital India Index”), MVIS® Global Digital Assets Equity Index (the “Digital Transformation Index”), MVIS® Global Agribusiness Index (the “Agribusiness Index”), MVIS® Global Clean-Tech Metals Index (the “Clean-Tech Metals Index”), MVIS® Global Gaming Index (the “Gaming Index”), MVIS® Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVIS® Global Low Energy Index (the “Low Carbon Energy Index”), MVIS® US Mortgage REITs Index (the “Mortgage REITs Index”), MVIS® Global Oil Refiners Index (the “Oil Refiners Index”), MVIS® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVIS® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVIS® Global Video Gaming & eSports Index (the “eSports Index”), MVIS® Indonesia Index (the “Indonesia Index”), MVIS® Moody's Analytics® US BBB Corporate Bond Index (the “BBB Index”), MVIS® Moody's Analytics® US Investment Grade Corporate Bond Index (the “US IG Index”), MVIS® North America Energy Infrastructure Index (the “Energy Income Index”), MVIS® US Listed Pharmaceutical 25 Index (the “Pharmaceutical Index”), BlueStar® Robotics Index (the “Robotics Index”), MVIS® US Business Development Companies Index (the “BDC Index”), MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS® US Listed Biotech 25 Index (the “Biotech Index”), MVIS® US Listed Oil Services 25 Index (the “Oil Services Index”), MVIS® US Listed Retail 25 Index (the “Retail Index”), MVIS® US Listed Semiconductor 25 Index (the “Semiconductor Index”), MarketVectorTM Global Natural Resources Index (the “Natural Resources Index”), MarketVectorTM US Listed Office and Commercial REITs Index (the “Office and Commercial REITs Index”), MarketVector™ US Listed Fabless Semiconductor Index (the “Fabless Index”) and MarketVectorTM Vietnam Local Index (the “Vietnam Index”) (each a “MarketVector Index,” and collectively, the “MarketVector Indexes”) are published by MarketVector Indexes GmbH (“MarketVector”), which is an indirectly wholly-owned subsidiary of VEAC. In order to minimize any potential for conflicts caused by the fact that VEAC or its affiliates act as the index provider to a Fund that tracks a MarketVector Index, MarketVector has retained an unaffiliated third party (the “Calculation Agent”), to calculate the MarketVector Indexes. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MarketVector Indexes on a daily basis. MarketVector will monitor the results produced by the Calculation Agent to help ensure that the MarketVector Indexes are being calculated in accordance with the applicable rules-based methodology. In addition, VEAC and MarketVector have established policies and procedures designed to prevent non-public information about pending changes to a MarketVector Index from being used or disseminated in an improper manner.

Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), certain Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
    Each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities.

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Biotech ETF	9/30/2023	$31,972	$1,718	$0	$0	$0	$14,791	$0	$16,509	$15,463
VanEck Digital Transformation ETF	9/30/2023	$1,291,460	$125,073	$0	$0	$0	$41,189	$0	$166,262	$1,125,198
VanEck Durable High Dividend ETF	9/30/2023	$3,782	$2	$0	$0	$0	$0	$0	$2	$3,780
VanEck Environmental Services ETF	9/30/2023	$521,557	$43,907	$0	$0	$0	$81,754	$0	$125,661	$395,896

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Gaming ETF	9/30/2023	$43,825	$2,556	$0	$0	$0	$18,223	$0	$20,779	$23,046
VanEck Green Infrastructure ETF	9/30/2023	$6,409	$477	$0	$0	$0	$1,603	$0	$2,080	$4,329
VanEck Inflation Allocation ETF	9/30/2023	$641,018	$16,298	$0	$0	$0	$478,791	$0	$495,089	$145,929
VanEck Long/Flat Trend ETF	9/30/2023	$8,330	$466	$0	$0	$0	$3,824	$0	$4,290	$4,040
VanEck Morningstar Global Wide Moat ETF	9/30/2023	$8,457	$182	$0	$0	$0	$6,649	$0	$6,831	$1,626
VanEck Morningstar International Moat ETF	9/30/2023	$94,750	$4,230	$0	$0	$0	$52,553	$0	$56,783	$37,967
VanEck Morningstar SMID Moat ETF	9/30/2023	$10,644	$663	$0	$0	$0	$4,020	$0	$4,683	$5,961
VanEck Morningstar Wide Moat ETF	9/30/2023	$433,304	$3,281	$0	$0	$0	$3,130	$0	$6,411	$426,893
VanEck Pharmaceutical ETF	9/30/2023	$1,137,613	$21,497	$0	$0	$0	$923,566	$0	$945,063	$192,550
VanEck Retail ETF	9/30/2023	$7,187	$199	$0	$0	$0	$5,198	$0	$5,397	$1,790
VanEck Robotics ETF	9/30/2023	$207	$9	$0	$0	$0	$117	$0	$126	$81
VanEck Semiconductor ETF	9/30/2023	$1,137,079	$9,018	$0	$0	$0	$1,046,901	$0	$1,055,919	$81,160
VanEck Social Sentiment ETF	9/30/2023	$201,569	$17,365	$0	$0	$0	$27,537	$0	$44,902	$156,667
VanEck Video Gaming and eSports ETF	9/30/2023	$717,194	$41,167	$0	$0	$0	$305,654	$0	$346,821	$370,373

VanEck Africa Index ETF	12/31/2023	$92,115	$2,551	$0	$0	$0	$63,472	$0	$66,023	$26,092
VanEck Agribusiness ETF	12/31/2023	$2,343,035	$199,686	$0	$0	$0	$340,666	$0	$540,352	$1,802,683
VanEck Brazil Small-Cap ETF	12/31/2023	$95,777	$6,083	$0	$0	$0	$34,689	$0	$40,772	$55,005
VanEck CMCI Commodity Strategy ETF	12/31/2023	$101	$3	$0	$0	$0	$67	$0	$70	$31

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Gold Miners ETF	12/31/2023	$6,247,803	$82,977	$0	$0	$0	$5,463,394	$0	$5,546,371	$701,432
VanEck Green Metals ETF	12/31/2023	$46,137	$1,168	$0	$0	$0	$34,448	$0	$35,616	$10,521
VanEck Indonesia Index ETF	12/31/2023	$16,506	$524	$0	$0	$0	$11,246	$0	$11,770	$4,736
VanEck Israel ETF	12/31/2023	$187,040	$12,156	$0	$0	$0	$65,274	$0	$77,430	$109,610
VanEck Junior Gold Miners ETF	12/31/2023	$5,762,762	$263,694	$0	$0	$0	$3,118,334	$0	$3,382,028	$2,380,734
VanEck Low Carbon Energy ETF	12/31/2023	$961,692	$68,134	$0	$0	$0	$278,541	$0	$346,675	$615,017
VanEck Natural Resources ETF	12/31/2023	$157,170	$6,878	$0	$0	$0	$88,001	$0	$94,879	$62,291
VanEck Oil Refiners ETF	12/31/2023	$6,283	$126	$0	$0	$0	$5017	$0	$5143	$1,140
VanEck Oil Services ETF	12/31/2023	$1,098,840	$21,575	$0	$0	$0	$882,664	$0	$904,239	$194,601
VanEck Rare Earth and Strategic Metals ETF	12/31/2023	$4,266,926	$376,078	$0	$0	$0	$491,429	$0	$867,507	$3,399,419
VanEck Russia ETF	12/31/2023	$128,696	$3,086	$0	$0	$0	$97,727	$0	$100,813	$27,883
VanEck Steel ETF	12/31/2023	$303,006	$12,315	$0	$0	$0	$179,677	$0	$191,992	$111,014
VanEck Uranium and Nuclear ETF	12/31/2023	$404,380	$15,923	$0	$0	$0	$245,021	$0	$260,944	$143,436
VanEck Vietnam ETF	12/31/2023	$18,143	$1,457	$0	$0	$0	$3,407	$0	$4,864	$13,279

VanEck BDC Income ETF	4/30/2024	$6,662,863	$423,852	$0	$0	$0	$2,420,886	$0	$2,844,738	$3,818,125
VanEck Emerging Markets High Yield Bond ETF	4/30/2024	$1,015,622	$23,423	$0	$0	$0	$781,374	$0	$804,797	$210,825
VanEck Fallen Angel High Yield Bond ETF	4/30/2024	$6,968,932	$196,442	$0	$0	$0	$5,003,944	$0	$5,200,386	$1,768,546
VanEck Green Bond ETF	4/30/2024	$103,272	$1,878	$0	$0	$0	$84,449	$0	$86,327	$16,945

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck IG Floating Rate ETF	4/30/2024	$135,847	$9,280	$0	$0	$0	$43,016	$0	$52,296	$83,551
VanEck International High Yield Bond ETF	4/30/2024	$100,370	$2,414	$0	$0	$0	$76,218	$0	$78,632	$21,738
VanEck J.P. Morgan EM Local Currency Bond ETF	4/30/2024	$1,026,048	$7,009	$0	$0	$0	$952,818	$0	$959,827	$66,221
VanEck Moody's Analytics BBB Corporate Bond ETF	4/30/2024	$5,047	$42	$0	$0	$0	$4,610	$0	$4,652	$395
VanEck Moody's Analytics IG Corporate Bond ETF	4/30/2024	$4,976	$90	$0	$0	$0	$4,062	$0	$4,152	$824
VanEck Mortgage REIT Income ETF	4/30/2024	$1,003,215	$37,378	$0	$0	$0	$629,201	$0	$666,579	$336,636
VanEck Preferred Securities ex Financials ETF	4/30/2024	$1,171,987	$74,105	$0	$0	$0	$430,743	$0	$504,848	$667,139
1Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
2Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
3Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4These administrative fees are not included in the revenue split.
5These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
    The following table lists the number and types of other accounts (excluding the Funds) advised by each Fund’s portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the Funds that they manage. If a portfolio manager is a primary portfolio manager for multiple Funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant Funds, except as otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered Investment Companies	47	$60,414.68 million	4/30/2024
	Other Pooled Investment Vehicles	0	$0	4/30/2024
	Other Accounts	0	$0	4/30/2024
Stephanie Wang	Registered Investment Companies	0	$0	4/30/2024
	Other Pooled Investment Vehicles	0	$0	4/30/2024
	Other Accounts	0	$0	4/30/2024
Francis G. Rodilosso	Registered Investment Companies	9	$8,076.25 million	4/30/2024
	Other Pooled Investment Vehicles	0	$0	4/30/2024
	Other Accounts	0	$0	4/30/2024
David Schassler	Registered Investment Companies	3	$130,593.87 million	4/30/2024
	Other Pooled Investment Vehicles	0	$0	4/30/2024
	Other Accounts	0	$0	4/30/2024
John Lau (Deputy Portfolio Manager)	Registered Investment Companies	2	$105,132.50 million	4/30/2024
	Other Pooled Investment Vehicles	0	$0	4/30/2024
	Other Accounts	0	$0	4/30/2024
Roland Morris	Registered Investment Companies	1	$496,330.69 million	12/31/2023
	Other Pooled Investment Vehicles	0	$0	12/31/2023
	Other Accounts	0	$0	12/31/2023
Griffin Driscoll (Deputy Portfolio Manager)	Registered Investment Companies	24	$38,502.07 million	4/30/2024
	Other Pooled Investment Vehicles	0	$0	4/30/2024
	Other Accounts	0	$0	4/30/2024
Ralph Lasta* (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	12/31/2023
	Other Pooled Investment Vehicles	0	$0	12/31/2023
	Other Accounts	0	$0	12/31/2023
Joseph Schafer** (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	9/30/2024
	Other Pooled Investment Vehicles	0	$0	9/30/2024
	Other Accounts	0	$0	9/30/2024
Chris Mailloux*	Registered Investment Companies	0	$0	12/31/2023
	Other Pooled Investment Vehicles	0	$0	12/31/2023
	Other Accounts	0	$0	12/31/2023
* Information for Messrs. Lasta and Mailloux is provided as of March 31, 2024.
** Information for Mr. Schafer is provided as of December 31, 2023.
None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the Funds in the Trust that are managed by Ms. Wang and Messrs. Driscoll, Lasta, Lau, Liao, Mailloux, Rodilosso and Schassler may have different investment strategies, each Fund (except VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF and VanEck Inflation Allocation ETF) has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Advisers do not believe that management of the various accounts presents a material conflict of interest for Ms. Wang and Messrs. Driscoll, Lasta, Lau, Liao, Mailloux, Rodilosso and Schassler or the Advisers.

PineBridge Investments LLC (relating to VanEck CLO ETF only).
The following table lists the number and types of other accounts advised by the portfolio manager at the Sub-Adviser and assets under management in those accounts as of the end of the last fiscal year of the funds she manages. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Laila Kollmorgen	Registered Investment Companies*	2	$445 million	12/31/2023
	Other Pooled Investment Vehicles**	3	$949 million	12/31/2023
	Other Accounts	19	$1.69 billion	12/31/2023
*This category represents CLO sleeves of registered investment companies managed by the Sub-Adviser.
** This category represents pooled investment vehicle allocations into the Sub-Adviser’s CLO tranche strategies.

Performance-Based Accounts (The number of accounts and the total assets in the accounts managed by the portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Laila Kollmorgen	Registered Investment Companies*	1	$116 million	12/31/2023
	Other Pooled Investment Vehicles	0	$0	12/31/2023
	Other Accounts	0	$0	12/31/2023
*This category represents CLO sleeves of registered investment companies managed by the Sub-Adviser.
The portfolio manager at the Sub-Adviser manages other funds and mandates that purchase investment grade and below-investment grade CLO securities, which creates conflicts of interest with respect to portfolio management decisions and execution. The Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the Sub-Adviser’s economic, investment or other financial interests.

Portfolio Manager Compensation
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and their affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Ethereum Strategy ETF, VanEck HIP Sustainable Muni ETF or VanEck Inflation Allocation ETF, may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. VEAC and VEARA have implemented procedures to monitor trading across funds and its Other Clients.
PineBridge Invetsments, LLC (relating to VanEck CLO ETF only).

Compensation for all the Sub-Adviser portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionally determined based both on a portfolio manager’s individual performance and the overall performance of the Sub-Adviser. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may be offered a long-term incentive/performance unit plan (“LTI”) to share in the long-term growth of the company. The LTI plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals.

Portfolio Manager Share Ownership
The following table lists the dollar range of any Fund Shares beneficially owned by the primary portfolio manager(s) as of the end of each applicable Fund’s last fiscal year, except if otherwise indicated.

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Peter H. Liao	VanEck Biotech ETF	September 30, 2023	None
	VanEck Digital Transformation ETF	September 30, 2023	None
	VanEck Durable High Dividend ETF	September 30, 2023	None
	VanEck Energy Income ETF	September 30, 2023	None
	VanEck Environmental Services ETF	September 30, 2023	$10,001 to $50,000
	VanEck Fabless Semiconductor ETF	September 30, 2024	None§
	VanEck Gaming ETF	September 30, 2023	None
	VanEck Green Infrastructure ETF	September 30, 2023	None
	VanEck Morningstar ESG Moat ETF	September 30, 2023	None
	VanEck Morningstar Global Wide Moat ETF	September 30, 2023	None
	VanEck Morningstar International Moat ETF	September 30, 2023	$50,001 to $100,000
	VanEck Morningstar SMID Moat ETF	September 30, 2023	None
	VanEck Morningstar Wide Moat ETF	September 30, 2023	$10,001 to $50,000
	VanEck Morningstar Wide Moat Growth ETF	September 30, 2024	None††
	VanEck Morningstar Wide Moat Value ETF	September 30, 2024	None††
	VanEck Pharmaceutical ETF	September 30, 2023	None
	VanEck Retail ETF	September 30, 2023	None
	VanEck Robotics ETF	September 30, 2023	None
	VanEck Semiconductor ETF	September 30, 2023	$10,001 to $50,000
	VanEck Social Sentiment ETF	September 30, 2023	None
	VanEck Video Gaming and eSports ETF	September 30, 2023	None

	VanEck Africa ETF	December 31, 2023	None
	VanEck Agribusiness ETF	December 31, 2023	$1 to $10,000
	VanEck Brazil Small-Cap ETF	December 31, 2023	None
	VanEck ChiNext ETF	December 31, 2023	None
	VanEck Digital India ETF	December 31, 2023	None
	VanEck Gold Miners ETF	December 31, 2023	$100,001 to $500,000
	VanEck Green Metals ETF	December 31, 2023	None
	VanEck India Growth Leaders ETF	December 31, 2023	None
	VanEck Indonesia Index ETF	December 31, 2023	None
	VanEck Israel ETF	December 31, 2023	None
	VanEck Junior Gold Miners ETF	December 31, 2023	None
	VanEck Low Carbon Energy ETF	December 31, 2023	None
	VanEck Natural Resources ETF	December 31, 2023	None
	VanEck Office and Commercial REIT ETF	December 31, 2023	None
	VanEck Oil Refiners ETF	December 31, 2023	None
	VanEck Oil Services ETF	December 31, 2023	None
	VanEck Rare Earth and Strategic Metals ETF	December 31, 2023	None
	VanEck Russia ETF	December 31, 2023	None
	VanEck Russia Small-Cap ETF	December 31, 2023	None
	VanEck Steel ETF	December 31, 2023	None
	VanEck Uranium and Nuclear ETF	December 31, 2023	None
	VanEck Vietnam ETF	December 31, 2023	None

	VanEck BDC Income ETF	April 30, 2024	None
	VanEck CEF Muni Income ETF	April 30, 2024	$1 to $10,000
	VanEck Mortgage REIT Income ETF	April 30, 2024	$1 to $10,000
	VanEck Preferred Securities ex Financials ETF	April 30, 2024	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Chris Mailloux	VanEck CMCI Commodity Strategy ETF (Deputy Portfolio Manager)	December 31, 2023	None*
	VanEck Ethereum Strategy ETF	December 31, 2023	None*

Stephanie Wang	VanEck High Yield Muni ETF	April 30, 2024	None
	VanEck HIP Sustainable Muni ETF	April 30, 2024	None
	VanEck Intermediate Muni ETF	April 30, 2024	None
	VanEck Long Muni ETF	April 30, 2024	None
	VanEck Short High Yield Muni ETF	April 30, 2024	None
	VanEck Short Muni ETF	April 30, 2024	$1 to $10,000

Francis G. Rodilosso	VanEck China Bond ETF	April 30, 2024	None
	VanEck CLO ETF	December 31, 2023	$10,001 to $50,000
	VanEck Emerging Markets High Yield Bond ETF	April 30, 2024	$10,001 to $50,000
	VanEck Fallen Angel High Yield Bond ETF	April 30, 2024	$10,001 to $50,000
	VanEck Green Bond ETF	April 30, 2024	None
	VanEck IG Floating Rate ETF	April 30, 2024	$10,001 to $50,000
	VanEck International High Yield Bond ETF	April 30, 2024	$1 to $10,000
	VanEck J.P. Morgan EM Local Currency Bond ETF	April 30, 2024	$1 to $10,000
	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30, 2024	$1 to $10,000
	VanEck Moody's Analytics IG Corporate Bond ETF	April 30, 2024	$1 to $10,000

David Schassler	VanEck Commodity Strategy ETF	September 30, 2023	None
	VanEck Dynamic High Income ETF	April 30, 2024	$10,001 to $50,000
	VanEck Inflation Allocation ETF	September 30, 2023	$10,001 to $50,000
	VanEck Long/Flat Trend ETF	September 30, 2023	None†††

John Lau (Deputy Portfolio Manager)	VanEck Commodity Strategy ETF	September 30, 2023	$1 to $10,000
	VanEck Dynamic High Income ETF	April 30, 2024	$1 to $10,000
	VanEck Inflation Allocation ETF	September 30, 2023	$1 to $10,000

Roland Morris, Jr.	VanEck CMCI Commodity Strategy ETF	December 31, 2023	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Griffin Driscoll (Deputy Portfolio Manager)	VanEck Biotech ETF	September 30, 2023	None†††
	VanEck Digital Transformation ETF	September 30, 2023	None†††
	VanEck Durable High Dividend ETF	September 30, 2023	None†††
	VanEck Energy Income ETF	September 30, 2023	None†††
	VanEck Environmental Services ETF	September 30, 2023	None†††
	VanEck Fabless Semiconductor ETF	September 30, 2024	None§
	VanEck Gaming ETF	September 30, 2023	None†††
	VanEck Green Infrastructure ETF	September 30, 2023	None†††
	VanEck Morningstar ESG Moat ETF	September 30, 2023	None†††
	VanEck Morningstar Global Wide Moat ETF	September 30, 2023	None†††
	VanEck Morningstar International Moat ETF	September 30, 2023	None†††
	VanEck Morningstar SMID Moat ETF	September 30, 2023	None†††
	VanEck Morningstar Wide Moat ETF	September 30, 2023	None†††
	VanEck Morningstar Wide Moat Growth ETF	September 30, 2024	None†
	VanEck Morningstar Wide Moat Value ETF	September 30, 2024	None†
	VanEck Pharmaceutical ETF	September 30, 2023	None†††
	VanEck Retail ETF	September 30, 2023	None†††
	VanEck Robotics ETF	September 30, 2023	None†††
	VanEck Semiconductor ETF	September 30, 2023	None†††
	VanEck Social Sentiment ETF	September 30, 2023	None†††
	VanEck Video Gaming and eSports ETF	September 30, 2023	None†††

	VanEck BDC Income ETF	April 30, 2024	None
	VanEck CEF Muni Income ETF	April 30, 2024	None
	VanEck Mortgage REIT Income ETF	April 30, 2024	None
	VanEck Preferred Securities ex Financials ETF	April 30, 2024	None

Ralph Lasta (Deputy Portfolio Manager)	VanEck Africa ETF	December 31, 2023	None*
	VanEck Agribusiness ETF	December 31, 2023	None*
	VanEck Brazil Small-Cap ETF	December 31, 2023	None*
	VanEck ChiNext ETF	December 31, 2023	None*
	VanEck Digital India ETF	December 31, 2023	None*
	VanEck Gold Miners ETF	December 31, 2023	None*
	VanEck Green Metals ETF	December 31, 2023	None*
	VanEck India Growth Leaders ETF	December 31, 2023	None*
	VanEck Indonesia Index ETF	December 31, 2023	None*
	VanEck Israel ETF	December 31, 2023	None*
	VanEck Junior Gold Miners ETF	December 31, 2023	None*
	VanEck Low Carbon Energy ETF	December 31, 2023	None*
	VanEck Natural Resources ETF	December 31, 2023	None††††
	VanEck Office and Commercial REIT ETF	December 31, 2023	None
	VanEck Oil Refiners ETF	December 31, 2023	None*
	VanEck Oil Services ETF	December 31, 2023	None*
	VanEck Rare Earth and Strategic Metals ETF	December 31, 2023	None*
	VanEck Steel ETF	December 31, 2023	None*
	VanEck Uranium and Nuclear ETF	December 31, 2023	None*
	VanEck Vietnam ETF	December 31, 2023	None*

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned

Joseph Schafer (Deputy Portfolio Manager)	VanEck Long/Flat Trend ETF	September 30, 2023	None††
* Information for Messrs. Lasta and Mailloux is provided as of March 31, 2024.
† Information for Messrs. Liao and Driscoll is provided as of August 31, 2023.
†† Information for Messrs. Schassler and Schafer is provided as of December 31, 2023.
††† Information for Mr. Driscoll is provided as of December 31, 2023.
†††† Information for Mr. Lasta is provided as of January 31, 2024.
§ Information for Messrs. Liao and Driscoll is provided as of June 30, 2024.
Ms. Kollmorgen owns $50,001 to $100,000 in Shares of VanEck CLO ETF, as of December 31, 2023.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisers and the Sub-Adviser (with respect to VanEck CLO ETF) look for prompt execution of the order at a favorable price. Generally, the Advisers and the Sub-Adviser work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisers and the Sub-Adviser (as applicable) owe a duty to each of their clients to seek best execution on trades effected. Since the investment objective of certain Funds is investment performance that corresponds to that of an Index, the Advisers and the Sub-Adviser (as applicable) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The Sub-Adviser oversees placing orders on behalf of the assets of the VanEck CLO ETF, allocated to them for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the assets of VanEck CLO ETF, as applicable, allocated to them and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with their duty to seek best execution.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
VanEck ChiNext ETF experienced a significant increase in portfolio turnover for the fiscal year ended December 31, 2023 related to changes to the Fund's investment strategy and changes to the Fund's positioning in connection therewith.
VanEck Vietnam ETF may experience an increase in portfolio turnover for the fiscal year ended December 31, 2023 in connection with the changes to the Fund's investment objective and principal investment strategies which came into effect on March 17, 2023.
Each of VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF experienced an increase in portfolio turnover for the fiscal year ended April 30, 2023 due to an increase in the number of portfolio transactions.
Because VanEck Morningstar Wide Moat Growth ETF and VanEck Morningstar Wide Moat Value ETF did not commence operations until March 26, 2024, any brokerage commissions paid by the Fund are not reflected in this SAI.

Because VanEck Fabless Semiconductor ETF has not commenced operations as of the date of this SAI, there have been no payments by the Fund for brokerage commissions.
VanEck Natural Resources ETF may experience an increase in portfolio turnover for the fiscal year ending December 31, 2024 in connection with the changes to the Fund’s investment objective, principal investment strategies and benchmark which came into effect on March 15, 2024.
Due to changes in the VanEck China Bond ETF’s principal investment strategies, following May 31, 2024 the Fund may experience a higher level of portfolio turnover in the current fiscal year than in previous fiscal years.
The aggregate brokerage commissions paid by each Fund during its last three fiscal years as applicable, are set forth in the charts below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,

Fund	2021	2022	2023
VanEck Africa Index ETF	$97,366	$63,166	$62,181
VanEck Agribusiness ETF**	$281,642	$520,102	$200,649
VanEck Brazil Small-Cap ETF	$54,763	$20,251	$15,474
VanEck ChiNext ETF*	$48,053	$10,513	$44,172
VanEck CLO ETF(i)	N/A	$0	$0
VanEck CMCI Commodity Strategy ETF(ii)	N/A	N/A	$0
VanEck Digital India ETF(iii)	N/A	$1,950	$6,005
VanEck Ethereum Strategy ETF(iv)	N/A	N/A	$0
VanEck Gold Miners ETF	$2,938,490	$2,862,493	$1,407,794
VanEck Green Metals ETF***(v)	$16,886	$26,769	$9,252
VanEck India Growth Leaders ETF	$106,532	$98,967	$55,955
VanEck Indonesia Index ETF	$26,036	$27,322	$12,452
VanEck Israel ETF	$36,765	$11,697	$10,502
VanEck Junior Gold Miners ETF	$1,759,305	$1,541,885	$1,172,844
VanEck Low Carbon Energy ETF	$214,002	$53,465	$44,686
VanEck Natural Resources ETF***	$29,406	$48,511	$37,130
VanEck Office and Commercial REIT ETF(vi)	N/A	N/A	$57
VanEck Oil Refiners ETF***	$5,653	$25,013	$11,261
VanEck Oil Services ETF**	$370,466	$558,173	$463,728
VanEck Rare Earth and Strategic Metals ETF	$1,806,484	$732,091	$281,055
VanEck Russia ETF*	$480,356	$24,346	$332,191
VanEck Russia Small-Cap ETF	$32,733	$7,287	$0
VanEck Steel ETF	$36,460	$27,675	$24,451
VanEck Uranium and Nuclear ETF***	$9,185	$21,377	$41,089
VanEck Vietnam ETF*	$509,100	$503,786	$617,675

*VanEck ChiNext ETF, VanEck Russia ETF and VanEck Vietnam ETF experienced increased aggregate brokerage commissions for the fiscal year ended December 31, 2023 due to an increase in the number and/cost of portfolio transactions.
**VanEck Agribusiness ETF and VanEck Oil Services ETF experienced increased aggregate brokerage commissions for the fiscal year ended December 31, 2022 due to an increase in the number of portfolio transactions.
***VanEck Green Metals ETF, VanEck Natural Resources ETF, VanEck Oil Refiners ETF ETF and VanEck Uranium and Nuclear ETF experienced increased aggregate brokerage commissions in 2022 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2022	2023	2024
VanEck BDC Income ETF†††	$181,035	$121,260	$126,318
VanEck CEF Muni Income ETF†††	$37,648	$34,175	$43,017
VanEck China Bond ETF	$19,323	$12,830	$660
VanEck Dynamic High Income ETF (vii)	N/A	$34	$206
VanEck Emerging Markets High Yield Bond ETF	$ –	$ –	$ –
VanEck Fallen Angel High Yield Bond ETF	$ –	$ –	$ –
VanEck Green Bond ETF	$ –	$ –	$ –
VanEck High Yield Muni ETF	$ –	$ –	$ –
VanEck HIP Sustainable Muni ETF	$ –	$ –	$ –
VanEck IG Floating Rate ETF	$ –	$ –	$ –
VanEck Intermediate Muni ETF	$ –	$ –	$ –
VanEck International High Yield Bond ETF	$ –	$5	$ –
VanEck J.P. Morgan EM Local Currency Bond ETF	$ –	$ –	$32,719
VanEck Long Muni ETF	$ –	$ –	$ –
VanEck Moody's Analytics BBB Corporate Bond ETF	$ –	$ –	$ –
VanEck Moody's Analytics IG Corporate Bond ETF	$ –	$ –	$ –
VanEck Mortgage REIT Income ETF	$50,532	$50,260	$50,488
VanEck Preferred Securities ex Financials ETF†††	$362,499	$194,462	$223,273
VanEck Short High Yield Muni ETF	$ –	$ –	$ –
VanEck Short Muni ETF	$ –	$ –	$ –

	Brokerage Commissions Paid During the Fiscal Year Ended September 30,

Fund	2021	2022	2023
VanEck Biotech ETF	$154,657	$100,096	$64,762
VanEck Commodity Strategy ETF(viii)	N/A	N/A	$5,018
VanEck Digital Transformation ETF(ix)	$19,784	$33,958	$21,663
VanEck Durable High Dividend ETF††	$9,830	$13,222	$22,838
VanEck Energy Income ETF	$8,239	$8,977	$8,183
VanEck Environmental Services ETF	$10,102	$17,734	$19,632
VanEck Fabless Semiconductor ETF (x)	N/A	N/A	N/A
VanEck Gaming ETF	$34,952	$19,713	$17,810
VanEck Green Infrastructure ETF(xi)	N/A	N/A	$142
VanEck Inflation Allocation ETF††	$3,139	$13,828	$67,605
VanEck Long/Flat Trend ETF	$492	$20,418	$18,532
VanEck Morningstar ESG Moat ETF(xii)	N/A	$460	$771
VanEck Morningstar Global Wide Moat ETF	$7,004	$8,827	$8,792
VanEck Morningstar International Moat ETF††	$63,417	$67,224	$114,874
VanEck Morningstar SMID Moat ETF(xiii)	N/A	N/A	$25,372
VanEck Morningstar Wide Moat ETF†	$1,243,588	$1,519,531	$1,773,064
VanEck Morningstar Wide Moat Growth ETF(xiv)	N/A	N/A	N/A
VanEck Morningstar Wide Moat Value ETF(xiv)	N/A	N/A	N/A
VanEck Pharmaceutical ETF	$69,986	$79,347	$88,581
VanEck Retail ETF	$38,685	$24,721	$21,768
VanEck Robotics ETF(xv)	N/A	N/A	$235
VanEck Semiconductor ETF	$953,017	$1,099,681	$1,141,976
VanEck Social Sentiment ETF(xvi)	$169,137	$117,725	$55,808
VanEck Video Gaming and eSports ETF	$354,411	$241,223	$122,296

(i) VanEck CLO ETF did not commence operations until June 22, 2022.

(ii) VanEck CMCI Commodity Strategy ETF did not commence operations until August 22, 2023.

(iii) VanEck Digital India ETF did not commence operations until February 16, 2022.

(iv) VanEck Ethereum Strategy ETF did not commenced operations until October 3, 2023.

(v) VanEck Green Metals ETF did not commence operations until November 10, 2021.

(vi) VanEck Office and Commercial REIT ETF did not commence operations until September 20, 2023.

(vii) VanEck Dynamic High Income ETF did not commence operations until November 1, 2022.

(viii) VanEck Commodity Strategy ETF did not commence operations until December 20, 2022.

(ix) VanEck Digital Transformation ETF did not commence operations until April 12, 2021.
(x) VanEck Fabless Semiconductor ETF has not commenced operations as of the date of this SAI.

(xi) VanEck Green Infrastructure ETF did not commence operations until October 18, 2022.

(xii) VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021.

(xiii) VanEck Morningstar SMID Moat ETF did not commence operations until October 4, 2022.
(xiv) VanEck Morningstar Wide Moat Growth ETF and VanEck Morningstar Wide Moat Value ETF did not commence operations until March 26, 2024.
(xv) VanEck Robotics ETF did not commence operations until April 5, 2023.

(xvi) VanEck Social Sentiment ETF did not commence operations until March 2, 2021.

† VanEck Morningstar Wide ETF experienced increased aggregate brokerage commissions for the fiscal years ended September 30, 2021, September 30, 2022 and September 30, 2023 due to an increase in the number of portfolio transactions.

†† VanEck Durable High Dividend ETF, VanEck Inflation Allocation ETF and VanEck Morningstar International Moat ETF experienced increased aggregate brokerage commissions for the fiscal year ended September 30, 2023 due to an increase in the number of portfolio transactions.

††† VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Preferred Securities ex Financials ETF experienced increased aggregate brokerage commissions for the fiscal year ended April 30, 2022 due to an increase in the number of portfolio transactions.

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial

Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS
General
The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.

Fund Deposit
The consideration for a purchase of Creation Units of certain Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash.
The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities plus applicable transaction fees (as described below).
Each Administrator, through the NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), a list of the names and the required amounts of each Deposit Security that each Fund would accept as Fund Deposit that day. Such Fund Deposit is applicable, subject to any adjustments as described below, until such time as the next-announced Fund Deposit composition is made available.
Each Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu” to replace any Deposit Security. This may occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the Trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or not eligible for trading by an Authorized Participant or the investor for which it is acting. In such cases where the Trust makes Market Purchases (as defined below) because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisers’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities may be at the expense of each Fund and, to the extent such commissions are at the expense of a Fund, will affect the value of all Shares of the Fund, but the Advisers may adjust the transaction fee to protect ongoing shareholders.
Each Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund.

Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person must be an “Authorized Participant” which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a Fund that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”).
All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor, as generally described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
In connection with all orders to create Creation Units for certain Funds that invest in markets that require prefunding (including, for example, the China Funds), the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 115% of the net asset value of the Funds’ shares included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s). The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of certain Funds may be placed through the Clearing Process utilizing procedures applicable to funds holding domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Trust by the prescribed settlement date. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur by the prescribed settlement date.

Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the Authorized Participant in a manner so as to ensure the timely delivery of the requisite amounts of Deposit Securities through DTC to the account of the Trust.
All questions as to the amounts of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur by the prescribed settlement date.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through an Authorized Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create     Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds
The following section does not apply to VanEck Ethereum Strategy ETF. For a discussion regarding VanEck Ethereum Strategy ETF’s investments, see the “Investment Policies and Restrictions—General” section above.
The Distributor will inform the Transfer Agent, the Advisers and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor, including but not limited to the following: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrators, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Advisers make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisers, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
A standard (fixed) creation transaction fee for each Fund payable to the Custodian, in the amount set forth in the table found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. However, the Custodian may increase the standard (fixed) creation transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
    In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivative transactions, applicable registration fees, brokerage commissions and certain taxes. An Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.
The Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) are made available by each Administrator, through NSCC, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each day that the NYSE is open for business. An Authorized

Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, and will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
With respect to Funds that are redeemed in kind (as denoted in the “General Description of the Trust—Creation and Redemption Features” section of this SAI), the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the relevant Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash. For example, VanEck Ethereum Strategy ETF intends to effect redemptions principally for cash. Each Fund (other than VanEck Ethereum Strategy ETF) reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities. For the avoidance of doubt, such basket would not include any digital assets.

Redemption Transaction Fee
The standard (fixed) redemption transaction fee for each Fund payable to the Custodian, in the amount set forth in the chart found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction. However, the Custodian may increase the standard (fixed) redemption transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addition, a variable charge for cash redemptions or redemptions outside the Clearing Process may be imposed. In the case of cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund), an additional variable charge may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivatives transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). An Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will the variable fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time.

Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing the order achieves executions in market transactions at a price more favorable than the Funds’ valuation of the Deposit Securities, then the Authorized Participant generally may retain the benefit of the favorable executions, and the Funds will return to the Authorized Participant the execution performance deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Funds retain the portion of the execution performance deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution performance guarantee.

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the prescribed settlement date.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) and the cash redemption payment to the redeeming Beneficial Owner by the prescribed settlement date. An additional variable redemption transaction fee may also be imposed.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds
The following section does not apply to VanEck Ethereum Strategy ETF. For a discussion regarding VanEck Ethereum Strategy ETF’s investments, see the “Investment Policies and Restrictions—General” section above.
Arrangements satisfactory to the Trust must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than the normal settlement periods. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Each of VanEck India Growth Leaders ETF and VanEck China Bond ETF generally intends to settle redemption transactions on the third (3rd) Business Day following the date on which such request for redemption is deemed received date (“T+3”).
The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Advisers. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Advisers believe it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by each Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, for certain Funds, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect certain Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
For VanEck Ethereum Strategy ETF, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the corporate tax rate as well as state and local income taxes. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund may accrue a deferred income tax liability balance at the corporate tax rate, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies
Each Fund (except VanEck Ethereum Strategy ETF)
Dividends from net investment income, if any, are declared and paid monthly for VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund, quarterly for each of VanEck BDC Income ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF and VanEck Pharmaceutical ETF, and at least annually by each other Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its index tracking (for each Fund except VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck HIP Sustainable Muni ETF or VanEck Inflation Allocation ETF) or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that virtually all net income (interest less expenses) will be distributed annually for VanEck Morningstar Global Wide Moat ETF and VanEck Video Gaming and eSports ETF, monthly for VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund and quarterly for VanEck BDC Income ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF and VanEck Office and Commercial REIT ETF, while capital gains distributions will generally occur annually in December. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.
VanEck Ethereum Strategy ETF
Distributions (if any) by the Fund of cash or property in respect of the Shares, whether taken in cash or reinvested in Shares, will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.

All Funds
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. With respect to all Funds (except VanEck Ethereum Strategy ETF), the Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and, with respect to the Equity Income Funds and Fixed Income Funds, net tax-exempt interest income, of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund (except VanEck Ethereum Strategy ETF) as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of the date of this SAI, no entity beneficially or of record owned any voting securities of VanEck Fabless Semiconductor ETF.
As of the date of this SAI, no information concerning the beneficial ownership of shares for VanEck Morningstar Wide Moat Growth ETF and VanEck Morningstar Wide Moat Value ETF has been obtained since these Funds commenced operations on March 26, 2024 and March 26, 2024, respectively.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund, as of the dates indicated, were as follows:

Date	Fund	Fiscal Year End	Name and Address of Owner of Record	Percentage of Class of Fund Owned
December 31, 2023	VanEck Biotech ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.71%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.19%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	9.13%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.82%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY, Floor 12 Dallas, TX 75254	5.81%
December 31, 2023	VanEck Commodity Strategy ETF	September 30	State Street Bank & Trust/ State Street TOTAL ETF P.O. BOX 1631 Boston, MA 02105-1631	80.44%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	11.82%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.58%
December 31, 2023	VanEck Digital Transformation ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	22.66%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.30%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	11.49%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	9.29%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.03%

December 31, 2023	VanEck Durable High Dividend ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	24.86%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.31%
			Merrill Lynch, Pierce, Fenner & Smith Inc 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	13.79%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	13.14%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	9.34%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	7.63%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	7.32%
December 31, 2023	VanEck Energy Income ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	38.87%
			State Street Bank & Trust/ State Street TOTAL ETF P.O. BOX 1631 Boston, MA, 02105-1631	15.73%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	8.04%
December 31, 2023	VanEck Environmental Services ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.21%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	10.86%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	10.79%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	7.98%
			Merrill Lynch, Pierce, Fenner & Smith Inc 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.26%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.15%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	5.88%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.81%

December 31, 2023	VanEck Gaming ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.26%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.53%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.95%
			LPL Financial Corp. 9785 Towne CTR Drive, San Diego, CA 92121-1968	7.00%
December 31, 2023	VanEck Green Infrastructure ETF	September 30	Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	48.19%
			BOFA Securities Inc. One Bryant Park New York, NY 10036	15.66%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	15.08%
			Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.78%
December 31, 2023	VanEck Inflation Allocation ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	49.50%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.68%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	14.79%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	9.37%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.11%
December 31, 2023	VanEck Long/Flat Trend ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	35.44%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	16.65%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	15.53%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.11%

December 31, 2023	VanEck Morningstar ESG Moat ETF	September 30	RBC Capital Markets Corporation 1 Liberty Street New York, NY 10006	29.37%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.65%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	22.22%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.92%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	5.87%
December 31, 2023	VanEck Morningstar Global Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	49.70%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	10.19%
			Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	8.04%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.33%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.18%
December 31, 2023	VanEck Morningstar International Moat ETF	September 30	Robert W. Baird & Co., Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202	17.13%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	15.84%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.72%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	10.96%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.60%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	5.40%
December 31, 2023	VanEck Morningstar SMID Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	40.19%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	27.97%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	8.06%

December 31, 2023	VanEck Morningstar Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.64%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	16.32%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.14%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.05%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	6.66%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.93%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	5.64%
			Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.58%
December 31, 2023	VanEck Pharmaceutical ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	20.70%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.48%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	8.07%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.06%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.54%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.42%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II, Jersey City, NJ 07311	5.45%

December 31, 2023	VanEck Retail ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.98%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	17.94%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	10.13%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	8.36%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.12%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.28%
December 31, 2023	VanEck Robotics ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	39.74%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	17.05%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.21%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.00%
December 31, 2023	VanEck Semiconductor ETF	September 30	Merrill Lynch, Pierce, Fenner & Smith Inc 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	16.03%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.94%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	14.47%
December 31, 2023	VanEck Social Sentiment ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	27.10%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	19.94%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	11.72%
			Robinhood Securities LLC 85 Willow Road Menlo Park, CA 94025	10.28%

December 31, 2023	VanEck Video Gaming and eSports ETF	September 30	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	14.66%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.70%
			Euroclear Bank SA Boulevard du Rio Alvert II Brussels,Bruxelles-Capitale, 1210	8.60%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.04%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	6.30%

March 31, 2024	VanEck Africa Index ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.05%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.64%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.79%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	10.42%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.59%
			J.P. Morgan Chase Bank, National Associate 14201 Dallas Parkway, Floor 12 Dallas, TX 75254	6.52%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.02%
March 31, 2024	VanEck Agribusiness ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.79%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.16%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.75%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.39%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	6.06%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.79%

March 31, 2024	VanEck Brazil Small-Cap ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.81%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.56%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	9.78%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.11%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	7.67%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	5.76%
March 31, 2024	VanEck ChiNext ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	14.69%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	13.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.16%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.67%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	8.24%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.07%
March 31, 2024	VanEck CLO ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.87%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.33%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	14.31%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	13.95%
			U.S. Bank N.A. 461 5th Avenue, 19th Floor New York, NY 10017	8.16%
March 31, 2024	VanEck CMCI Commodity Strategy ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	90.00%

March 31, 2024	VanEck Digital India ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29.72%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.11%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	10.41%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.14%
			BOFA Securities Inc. One Bryant Park New York, NY 10036	6.79%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.04%
March 31, 2024	VanEck Ethereum Strategy ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	40.91%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.06%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.58%
March 31, 2024	VanEck Gold Miners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.72%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.30%
			J.P. Morgan Chase Bank, National Associate 14201 Dallas Parkway, Floor 12 Dallas, TX 75254	8.98%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.03%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.22%
March 31, 2024	VanEck Green Metals ETF	December 31	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	35.81%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.48%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.05%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	10.23%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.23%

March 31, 2024	VanEck India Growth Leaders ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.25%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.87%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.51%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.31%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	6.76%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.22%
March 31, 2024	VanEck Indonesia Index ETF	December 31	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.20%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.40%
			J.P. Morgan Chase Bank, National Associate 14201 Dallas Parkway, Floor 12 Dallas, TX 75254	11.24%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.24%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	6.87%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.42%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	6.10%
March 31, 2024	VanEck Israel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.46%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.20%
			RBC Dominion Securities Inc./CDS 200 Bay Street Toronto, ON M5J 2J5 Canada	8.46%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.26%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.03%
			The Huntington National Bank 7 Easton Oval Columbus, OH 43219	5.47%

March 31, 2024	VanEck Junior Gold Miners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.02%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.93%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.22%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.97%
			Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	6.92%
March 31, 2024	VanEck Low Carbon Energy ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.59%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.84%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	9.00%
			Edward D. Jones & Co., 12555 Manchester Road, St. Louis, MO 63131	6.49%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	6.39%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.20%
March 31, 2024	VanEck Natural Resources ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.91%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	16.73%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.02%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	11.08%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	7.39%
March 31, 2024	VanEck Office and Commercial REIT ETF	December 31	BOFA Securities Inc. One Bryant Park New York, NY 10036	46.82%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	27.50%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.84%

March 31, 2024	VanEck Oil Refiners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	45.60%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.08%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	9.36%
March 31, 2024	VanEck Oil Services ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	16.74%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.83%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.99%
			J.P. Morgan Chase Bank, National Associate 14201 Dallas Parkway, Floor 12 Dallas, TX 75254	7.40%
March 31, 2024	VanEck Rare Earth and Strategic Metals ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.25%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.24%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	12.68%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.06%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	5.76%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.11%

March 31, 2024	VanEck Russia ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.12%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.93%
			State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	10.66%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.58%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.84%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	5.40%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	5.33%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.26%
March 31, 2024	VanEck Russia Small-Cap ETF	December 31	Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	22.16%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.31%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	12.74%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.66%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	7.54%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.01%
March 31, 2024	VanEck Steel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.69%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.51%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	13.56%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	1.10%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.07%

March 31, 2024	VanEck Uranium and Nuclear ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.71%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.58%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.72%
			Jane Street LLC 250 Vessey Street New York, NY 10281	6.05%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	5.54%
March 31, 2024	VanEck Vietnam ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	17.59%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.21%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	6.61%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.95%

July 31, 2024	VanEck BDC Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.98%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.57%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	12.36%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.97%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	5.57%

July 31, 2024	VanEck CEF Muni Income ETF	April 30	UBS Financial Services, Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	23.15%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.90%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.13%
			Fifth Third Bank, NA 5050 Kingssley Dr. PO Box 740789 Cincinnati, OH 45274-0789	9.71%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	7.47%
			Morgan Stanley Smith Barney LLC - 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.36%
July 31, 2024	VanEck China Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.17%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.06%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	10.99%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	10.81%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.69%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.22%
July 31, 2024	VanEck Dynamic High Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	41.57%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	29.59%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.45%
			BOFA Securities, Inc. One Bryant Park New York, NY 10036	5.49%

July 31, 2024	VanEck Emerging Markets High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	30.67%
			Euroclear Bank SA Boulevard du Rio Alvert II Brussels Bruxelles-Capitale, 1210	11.76%
			Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	9.12%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.81%
July 31, 2024	VanEck Fallen Angel High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.98%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.29%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	9.18%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	7.09%
			U.S. Bank N.A. 461 5th Avenue, 19th Floor New York, NY 10017	5.39%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.17%
July 31, 2024	VanEck Green Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.53%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	20.82%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	14.72%
July 31, 2024	VanEck High Yield Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.76%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.17%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	15.58%
			SEI Private Trust Company Co. 1 Freedom Valley Drive Oaks, PA 19456	9.38%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.65%

July 31, 2024	VanEck HIP Sustainable Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	34.42%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	20.00%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	16.36%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.58%
			Stonex Financial, Inc. 155 East 44th Street, Suite 900 New York City, New York, 10017	8.83%
July 31, 2024	VanEck Intermediate Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	42.77%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.72%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.13%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.96%
July 31, 2024	VanEck International High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	38.39%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.75%
July 31, 2024	VanEck IG Floating Rate ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	34.88%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.70%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	7.33%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.54%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.35%

July 31, 2024	VanEck J.P. Morgan EM Local Currency Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.00%
			UBS Financial Services, Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	13.19%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	10.44%
			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	8.33%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	6.69%
			Citibank 3801 Citibank Center B 3RD Floor/Zone 12 Tampa, FL 33610	5.84%
July 31, 2024	VanEck Long Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.68%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	14.57%
			Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	11.46%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.23%
			BNY Mellon Wealth Management 200 Park Ave New York, NY 10116	10.67%
			Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza II Jersey City, NJ 07311	5.60%
July 31, 2024	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	81.75%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.88%
July 31, 2024	VanEck Moody's Analytics IG Corporate Bond ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	83.52%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	13.51%
July 31, 2024	VanEck Mortgage REIT Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.97%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	18.30%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.69%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	6.61%

July 31, 2024	VanEck Preferred Securities ex Financals ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	42.01%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.86%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	7.39%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.21%
July 31, 2024	VanEck Short High Yield Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.60%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.28%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	8.84%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO Missouri 63103	7.68%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.86%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center North Tower New York, NY 10080	5.53%
July 31, 2024	VanEck Short Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.44%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	19.62%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.43%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	6.72%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.16%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.79%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	5.25%

TAXES
The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.
For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is one of the following:
•an individual who is a citizen or resident of the United States;
•a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Shares should consult their tax advisors.

Tax Status of the Funds (Each Fund except VanEck Ethereum Strategy ETF)
Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short-term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
To the extent VanEck ChiNext ETF invests directly in the A-share market, or VanEck China Bond ETF invests directly in RMB Bonds, the Funds may not be able to repatriate funds associated with such direct investment on a timely basis and may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Inflation Allocation ETF is treated as a separate corporation for U.S. federal income tax purposes from the Underlying Funds. Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Inflation Allocation ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund's capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts on which the Fund paid no corporate-level U.S. federal income tax from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Tax Status of VanEck Ethereum Strategy ETF
VanEck Ethereum Strategy ETF is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently 21%). In addition, as a regular corporation, the Fund is subject to state and local income tax. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Shares. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its assets equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such asset. Any such gain will be subject to U.S. federal income tax at regular corporate rates, regardless of how long the Fund has held such asset. The Fund will also recognize gain on in-kind redemptions of appreciated positions held by the Fund. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current taxes payable, subject to certain limitations. The use of ordinary net operating loss carryforwards is subject to limitation under the Internal Revenue Code. In the event a capital loss carryover or net operating loss carryforward cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected which will result in less cash available to distribute to shareholders. The Fund’s transactions in ETH Futures and certain other investments, to the extent permitted, will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) including ETH Futures, as applicable, purchased on U.S. platforms and (ii) may cause the Fund to recognize income without receiving the corresponding amount of cash.

Tax Consequences of Commodity-Linked Investments (VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF only)
The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under subchapter M of the Internal Revenue Code. As a result, the ability for each Fund to invest directly in commodity-linked futures contracts or swaps and in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.
The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. Each Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the fund’s income inclusion is derived with respect to the fund’s business of investing in stocks or securities. Each Fund intends to treat its income from its Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of a Fund’s investments in its Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from a Fund’s investment in its Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy.

If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as a Fund’s Cayman Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each subsidiary will conduct its activities so as to satisfy the requirements of a safe harbor set forth in the Internal Revenue Code, under which each subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.
A foreign corporation, such as a Fund’s Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate, if applicable) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Cayman Subsidiary of either Fund will derive income subject to U.S. withholding taxes.
Each Cayman Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, a Fund must include in gross income for such purposes all of its Cayman Subsidiary’s “subpart F” income when its Cayman Subsidiary recognizes that income, whether or not its Cayman Subsidiary distributes such income to the Fund. It is expected that all of each Fund’s Cayman Subsidiary’s income will be subpart F income. A Fund’s tax basis in its Cayman Subsidiary will be increased as a result of the Fund’s recognition of its Cayman Subsidiary’s subpart F income. Each Fund will not be taxed on distributions received from its Cayman Subsidiary to the extent of its Cayman Subsidiary’s previously-undistributed subpart F income although its tax basis in its Cayman Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If a Fund’s Cayman Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or its Cayman Subsidiary in future periods.
With respect to VanEck Inflation Allocation ETF only, the Fund may also gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. The Fund may also invest in certain MLPs that are treated as “qualified publicly traded partnerships.” Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Tax Status of Underlying Funds (VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF and VanEck Long/Flat Trend ETF only)
Certain ETFs and other investment companies in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF and VanEck Long/Flat Trend ETF may invest seek to qualify as RICs for tax purposes (“Underlying RICs”). To qualify and remain eligible for the special tax treatment accorded to RICs, such funds must meet certain source-of-income, asset diversification and annual distribution requirements. If a fund in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF or VanEck Long/Flat Trend ETF, invests fails to qualify as a RIC, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a fund would subject the Fund to certain asset diversification limitations with respect to investment in such fund, and could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Distributions of short-term capital gains by an Underlying RIC will be recognized as ordinary income by the Fund and would not be offset by the Fund's capital loss carryforwards, if any. Capital loss carryforwards of an Underlying RIC, if any, would not offset net capital gains of the Fund. The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions of shares in an Underlying RIC, including those resulting from changes in the allocation among Underlying RICs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying RICs may be deferred indefinitely under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Tax Consequences of Investment in MLPs (VanEck Energy Income ETF only)
The VanEck Energy Income ETF invests in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.
Any distribution by an MLP treated as a partnership to the VanEck Energy Income ETF in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.
Any capital losses that the VanEck Energy Income ETF recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.

Tax Considerations with respect to Investments and Dividends (Each Fund except VanEck Ethereum Strategy ETF)
As a result of U.S. federal income tax requirements, the Trust, on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Acceptance of Creation Orders.”
Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the

Fund’s foreign income taxes. Even if VanEck ChiNext ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck ChiNext ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.
With respect to VanEck Africa Index ETF, VanEck Brazil Small-Cap ETF, VanEck ChiNext ETF, VanEck Digital India ETF, VanEck Gaming ETF, VanEck Gold Miners ETF, VanEck Green Metals ETF, VanEck India Growth Leaders ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Morningstar International Moat ETF, VanEck Oil Refiners ETF, VanEck Rare Earth and Strategic Metals ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Steel ETF, VanEck Video Gaming and eSports ETF and VanEck Vietnam ETF, it is expected that more than 50% of each Fund’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies, but that expectation is subject to change depending on where the Fund invests. It is expected that more than 50% of each of VanEck China Bond ETF’s, VanEck Emerging Markets High Yield Bond ETF’s, VanEck Green Bond ETF, VanEck International High Yield Bond ETF’s and VanEck J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are sovereign debt, foreign-listed companies and/or foreign-domiciled companies. Additionally, it is expected that more than 50% of VanEck Dynamic High Income ETF and VanEck Inflation Allocation ETF's assets will be represented by interests in RICs.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
With respect to VanEck Inflation Allocation ETF, if a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. When the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. A Fund’s transactions in derivatives are subject to special provisions of the Internal Revenue Code that, among other things, (1) could affect the character, amount and timing of distributions to shareholders of each Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.
VanEck ChiNext ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck ChiNext ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts” for certain federal income tax rules regarding futures contracts.
VanEck China Bond ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.
VanEck BDC ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in BDCs. Furthermore, VanEck BDC ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in BDCs.
There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. Alternatively, a Fund that invests in PFICs may elect to treat PFICs as “qualified electing funds” (or “QEFs”) under the Internal Revenue Code if sufficient documentation and information is available. By making this election, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of a QEF, even if such income is not distributed by the QEF. By making the mark to market or QEF election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market or QEF election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Certain Funds or some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
Under current law, certain Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
Each Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.
If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date for the stock in the case of certain preferred stock dividends) (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
VanEck CEF Muni Income ETF, VanEck CLO ETF, VanEck China Bond ETF, VanEck Commodity Strategy ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck BDC Income ETF, VanEck Dynamic High Income ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck BDC Income ETF’s, VanEck Brazil Small-Cap ETF’s or VanEck Mortgage REIT Income ETF’s distributions will be eligible for qualified dividend treatment.
Section 199A of the Internal Revenue Code allows a deduction through 2025 of up to 20% on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers. Treasury regulations enable a RIC to flow-through to its shareholders such taxable ordinary dividends from REITs if received by the RIC. VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Internal Revenue Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Mortgage REIT Income ETF).
If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may report a portion of its dividends as exempt-interest dividends. As VanEck CEF Muni Income ETF and VanEck Dynamic High Income ETF invest in underlying funds, in order to report exempt-interest dividends, at the end of each quarter of its taxable year, 50% of more of its assets would need to be represented by interests in other RICs. The Municipal Funds and VanEck CEF Muni Income ETF expect to be eligible to make such reports with respect to a substantial amount of the income each receives. The portion of the dividends that are reported as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds or VanEck CEF Muni Income ETF will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Shares of the Municipal Funds and VanEck CEF Muni Income ETF generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s, or VanEck CEF Muni Income ETF’s dividend because such dividend would be ultimately taxable to beneficiaries when distributed to them.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
The Tax Cuts and Jobs Act (the “Act”), enacted in 2017, contained certain provisions that may affect the Municipal Funds. Under prior law, the tax exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. This provision may affect the supply of municipal bonds available for purchase in the market.
Certain Treasury regulations and government guidance indicate that the Act’s provisions that required that certain undistributed earnings of foreign corporations be recognized as income by U.S. owners with significant interests in foreign corporations with historical undistributed earnings may affect calculations in prior years of distributable investment income for VanEck Junior Gold Miners ETF which owned relevant percentages of certain foreign corporations in its portfolio during certain periods affected by the Act’s provisions potentially resulting in additional dividends by and excise tax and other tax penalties and charges on VanEck Junior Gold Miners ETF’s undistributed investment income.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute their tax basis in their Fund Shares. Reporting to the IRS and to taxpayers is required with respect to adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to non-corporate shareholders subject to the alternative minimum tax. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.
Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

Tax Considerations with respect to Investments and Dividends (VanEck Ethereum Strategy ETF only)
With respect to VanEck Ethereum Strategy ETF, special tax rules can, among other things, affect the treatment of capital gain or loss as long‑term or short‑term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund. See “U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts” for certain U.S. federal income tax rules regarding futures contracts.
Under current law, the Fund may serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.
Distributions by the Fund of cash or property in respect of the Shares, whether taken in cash or reinvested in Shares, will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
If the amount of the Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.
Under recent proposed Treasury regulations, a federal excise tax on stock repurchases is expected to apply to the Fund with respect to net share redemptions occurring on or after January 1, 2023. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.
Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Internal Revenue Code and is eligible for treaty benefits or (b) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.
If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations issued thereunder, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Shares of a Fund.
Except with respect to VanEck Ethereum Strategy ETF, properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the

Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources, subpart F income with respect to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF’s investment in the Cayman Subsidiaries and any foreign currency gains) would be ineligible for this potential exemption from withholding. With respect to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, a financial intermediary may in fact withhold even if the Funds do so report.
As part of the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S.-sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Mauritius and India Tax Matters
(VanEck Digial India ETF and VanEck India Growth Leaders ETF only)
Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have adverse tax consequences for the VanEck Digital India ETF and VanEck India Growth Leaders ETF and its wholly-owned subsidiary located in the Republic of Mauritius (the “Mauritius Subsidiary”), as the case may be, and thus reduce the return to Fund shareholders.
Each Fund and the Mauritius Subsidiary may be subject to Indian income tax on income earned from or with respect to Indian securities, and securities transaction tax in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. If Indian General Anti-Avoidance Rules are held to be applicable to any transaction pertaining to the either Fund or the Mauritius Subsidiary, it could have an adverse impact on their taxation in India.
Indian capital gains tax can be imposed on income arising from the transfer of shares in a company established outside India which derives, directly or indirectly, its value substantially from the assets located in India. Being a Category I FPI, the VanEck Digital India ETF and Mauritius Subsidiary are currently exempt from the application of these rules. In case of loss of the VanEck Digital India ETF's and Mauritius Subsidiary's registration as Category I FPIs or changes in Indian rules, the Mauritius Subsidiary, VanEck Digital India ETF, VanEck India Growth Leaders ETF and the investors could be subject to the indirect transfer tax provisions in the future.
An investor in VanEck Digital India ETF and VanEck India Growth Leaders ETF will not be subject to taxation in India unless such investor is a resident of India or, if a non-resident, has an Indian source income or income received (whether accrued or otherwise) in India or triggers the indirect transfer provisions (discussed above).

(VanEck India Growth Leaders ETF only)

Mauritius. The Mauritius Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Global Business License to the Mauritius Subsidiary to conduct the business of “investment holding”. The Mauritius Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC to benefit from the network of tax treaties in Mauritius. The TRC is issued by the MRA subject to the Mauritius Subsidiary meeting certain tests and conditions and is renewable on an annual basis.
The Mauritius Subsidiary generally will be taxable in Mauritius on income derived from its investments in the portfolio companies at the rate of 15%. Effective January 1, 2019, a partial exemption regime has been introduced in Mauritius, under which a corporation holding a Global Business License will be granted an exemption of 80% on certain specified income, subject to meeting certain additional substance requirements.
The Mauritius Subsidiary intends to comply with the substance and other requirements prescribed under applicable Mauritius law, however it is possible that the Mauritius Subsidiary may not continue to satisfy these requirements of Mauritius in the future, which may have adverse Mauritius tax consequences.
Mauritius and United States have entered into a Model 1 Inter-Governmental Agreement to improve international tax compliance and to implement FATCA. On June 23, 2015, Mauritius also signed the Convention on Mutual Administrative Assistance in Tax Matters to enable the implementation of the common reporting standard (“CRS”). As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Mauritius Subsidiary, investors may be required to provide the Board of Directors of the Mauritius Subsidiary (the “Mauritius Subsidiary Board”) with all information and documents as the Mauritius Subsidiary Board may require. The Mauritius Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).
India-Mauritius Tax Treaty. The taxation of the Mauritius Subsidiary in India is governed by the provisions of the ITA 1961, read with India-Mauritius tax treaty.
In order to claim the beneficial provisions of the India-Mauritius tax treaty, the Mauritius Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. The Mauritius Subsidiary has to provide to the Indian tax authorities such other documents and information, as are or may be prescribed.
Following the changes to the India-Mauritius tax treaty in 2016, capital gains of the Mauritius Subsidiary from sale of shares of an Indian company are taxable in India with the exception of gains on sale of shares of an Indian company acquired by a Mauritius tax resident before April 1, 2017 (“Grandfathered Investments”) which continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold. If the Mauritius Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws, has a valid TRC and is eligible for benefits under the India-Mauritius tax treaty, the Mauritius Subsidiary will not be subject to Indian tax on capital gains derived from Grandfathered Investments.
In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, its income from India will be taxed in accordance with Indian tax rules.

PRC Taxation
(VanEck ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth and Strategic Metals ETF only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax.
Non-PRC tax resident enterprises (without permanent establishment in the PRC), such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains) they derive from their investment in PRC securities unless exempt or reduced under PRC law or a relevant tax treaty. The application of such treaties to a foreign investor is uncertain and would depend on the approval of PRC tax authorities.
With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future. Any revision or amendment in tax laws and regulations may adversely affect the Fund.
Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial.
The Funds may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of A-shares.
(VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only)
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF. Non-PRC tax resident enterprises (without permanent establishment in the PRC), such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains). On November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) which provided a temporary three-year tax exemption from withholding income tax and value added tax with respect to bond interest derived by foreign institutional investors (FIIs) derived in the domestic bond market (via CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. On November 26, 2021, the tax exemption period provided in Circular 108 was extended by Caishui [2021] No. 34 (“Circular 34”) to December 31, 2025.
Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF currently consider capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains. Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by nonresident investors from PRC bonds, and/or begin collecting WHT on gains from such investments, VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF could be subject to additional tax liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on a Fund’s return could be substantial.

Other Issues
(VanEck Energy Income ETF only)
The Fund may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 69 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Fund’s Adviser and the Fund’s Index Provider, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Trust will issue through DTC Participants to its shareholders semi-annual reports, annual reports and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.
Another independent public accounting firm was the Trust's independent registered public accounting firm for the fiscal years ended September 30, 2021, December 31, 2021 and April 30, 2022. PricewaterhouseCoopers LLP, 300 Madison Ave, New York, NY 10017, has been appointed as the Trust's independent registered public accounting firm for the fiscal years subsequent to April 30, 2022 and audits the Funds' financial statements and perform other related audit services.

FINANCIAL STATEMENTS
Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the VanEck Energy Income ETF, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016 the VanEck Energy Income ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the VanEck Energy Income ETF (the “Reorganization”). As a result of the Reorganization, the VanEck Energy Income ETF adopted the financial and performance history of the Predecessor Fund.
    The audited financial statements, including the financial highlights, the report of PricewaterhouseCoopers LLP, each Fund’s independent registered public accountant, appearing in the Trust’s most recent Annual Report to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the SEC on Form N-CSR, are incorporated by reference in and made part of this SAI. No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports for the Funds at no charge by calling 800.826.2333 during normal business hours.
For each Fund with a fiscal year end of September 30, 2023, the Trust's most recent Annual Reports to shareholders are accessible HERE.
For each Fund with a fiscal year end of December 31, 2023, the Trust's most recent Annual Reports to shareholders are accessible HERE.

For each Fund with a fiscal year end of April 30, 2024, the Trust's most recent Annual Reports to shareholders are accessible HERE.

LICENSE AGREEMENTS AND DISCLAIMERS1

1 Unless otherwise defined in the relevant disclosure, defined terms shall have the meaning as set forth in each Fund’s prospectus.

Source ICE Data, is used with permission. “ICE” is a registered trademark of ICE Data or its affiliates. “NYSE”, “NYSE Arca Gold Miners Index” and “NYSE Arca” are registered trademarks of NYSE Group, Inc., and are used by ICE Data with permission and under a license. “BofA”® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA") and may not be used without BofA's prior written approval.

These trademarks have been licensed, along with the NYSE Arca Environmental Services Index, the NYSE Arca Gold Miners Index and the NYSE Arca Steel Index, the ICE US Fallen Angel High Yield 10% Index, Emerging Markets High Yield Index, the Preferred Securities Index, the High Yield Index, the Intermediate Index, the Long Index, the Short High Yield Index and the Short Index and the International High Yield Index (the “ICE Indices”) for use by the Adviser in connection with the relevant funds (the “VE Products”). Neither the Adviser, the Trust nor the VE Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its and their third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the VE Products particularly, the Trust or the ability of the ICE Indices to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.

ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the ICE Indices or components thereof. The ICE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the VE Products or their holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the VE Products into consideration in determining, composing or calculating the ICE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the VE Products to be issued or in the determination or calculation of the equation by which the VE Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the VE Products. ICE Data is not an investment advisor. Inclusion of a security within an Index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE ICE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE ICE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Morningstar Disclaimer

The Adviser has entered into a licensing agreements with Morningstar, Inc. (“Morningstar”) pursuant to which the Adviser has the right to use the Morningstar® Global Markets ex-US Moat Focus Index℠, the Morningstar® Global Wide Moat Focus Index℠, the Morningstar® Wide Moat Focus Index℠, the Morningstar® US Broad Growth Wide Moat Focus Index℠, the Morningstar® US Broad Value Wide Moat Focus Index℠, the Morningstar® US Dividend Valuation Index℠, the Morningstar® US Small-Mid Cap Moat Focus Index℠ and the Morningstar® US Sustainability Moat Focus Index℠ (collectively the “Morningstar Indices”) as the underlying indices for the VanEck Durable High Dividend ETF, VanEck Morningstar ESG Moat ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar SMID Moat ETF, VanEck Morningstar Wide Moat ETF, VanEck Morningstar Wide Moat Growth ETF and VanEck Morningstar Wide Moat Value ETF (each a “VanEck Index ETF,” and collectively, the “VanEck Index ETFs”).

The VanEck Index ETFs are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the VanEck Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the VanEck Index ETFs in particular or the ability of the Morningstar Indices to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indices, which are determined, composed and calculated by Morningstar without regard to the Adviser or the VanEck Index ETFs. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the VanEck Index ETFs into consideration in determining, composing or calculating the Morningstar Indices. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the VanEck Index ETFs or the timing of the issuance or sale of the VanEck Index ETFs or in the determination or calculation of the equation by which the VanEck Index ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the VanEck Index ETFs.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE VANECK INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VanEck CEF Muni Income ETF is not sponsored, endorsed, sold or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of VanEck CEF Muni Income ETF, or any member of the public regarding the advisability of investing in securities generally or in VanEck CEF Muni Income ETF particularly or the ability of the S-Network Municipal Bond Closed-End Fund Index (the “CEFMX Index”) to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. VettaFi’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEFMX Index that is determined, composed and calculated by VettaFi without regard to the Adviser or VanEck CEF Muni Income ETF. VettaFi has no obligation to take the needs of the Adviser or the owners of VanEck CEF Muni Income ETF, into consideration in determining, composing or calculating the CEFMX Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck CEF Muni Income ETF to be issued or in the determination or calculation of the equation by which VanEck CEF Muni Income ETF is to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of VanEck CEF Muni Income ETF.

VETTAFI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. VETTAFI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK CEF MUNI INCOME ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CEFMX INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser has entered into a licensing agreement with MarketVector Indexes GmbH (“MarketVector”) to use each of the Africa Index, Agribusiness Index, BBB Index, BDC Index, Biotech Index, Brazil Small-Cap Index, Clean-Tech Metals Index, Digital India Index, Digital Transformation Index, Energy Income Index, eSports Index, Fabless Index, Floating Rate Index, Gaming Index, Indonesia Index, Israel Index, Junior Gold Miners Index, Low Carbon Energy Index, Mortgage REITs Index, Natural Resources Index, Nuclear Energy Index, Office and Commercial REITs Index, Oil Refiners Index, Oil Services Index, Pharmaceutical Index, Rare Earth/Strategic Metals Index, Retail Index, Robotics Index, Semiconductor Index, US IG Index, and Vietnam Index, (the “MarketVector Indexes”). Each of the funds that seeks to track a MarketVector Index (each an “Index ETF,” and collectively, the “Index ETFs”) is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

Shares of the Index ETFs are not sponsored, endorsed, sold or promoted by MarketVector. MarketVector makes no representation or warranty, express or implied, to the owners of the Shares of the Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Index ETFs particularly or the ability of the MarketVector Indexes to track the performance of its respective securities markets. Each of the MarketVector Indexes is determined and composed by MarketVector without regard to the Adviser or the Shares of the Index ETFs. MarketVector has no obligation to take the needs of the Adviser or the owners of the Shares of the Index ETFs into consideration in determining or composing the respective Index. MarketVector is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the Index ETFs are to be converted into cash. MarketVector has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Index ETFs.

MARKETVECTOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MARKETVECTOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MARKETVECTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. MARKETVECTOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETVECTOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Shares of the Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketVector Indexes and/or its trade mark or its price at any time or in any other respect. The MarketVector Indexes are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketVector Indexes are calculated correctly. Irrespective of its obligations towards MarketVector Indexes, Solactive AG has no obligation to point out errors in the MarketVector Indexes to third parties including but not limited to investors and/or financial intermediaries of the Index ETFs. Neither publication of the MarketVector Indexes by Solactive AG nor the licensing of the MarketVector Indexes or its trade mark for the purpose of use in connection with the Index ETFs constitutes a recommendation by Solactive AG to invest capital in the Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the Index ETFs.

The Adviser has entered into a licensing agreement with Moody’s Analytics, Inc. to use certain Moody’s Analytics credit risk models, data and trademarks. Moody’s Analytics is a registered trademark of Moody’s Analytics, Inc. and/or its affiliates and is used under license.
Moody's Analytics IG Corporate Bond ETF and VanEck Moody's Analytics BBB Corporate Bond ETF are not sponsored, promoted, sold or supported in any manner by Moody’s Analytics nor does Moody’s Analytics offer any express or implicit guarantee or assurance either with regard to the results of using the US IG Index or BBB Index, as applicable, and/or the Moody’s Analytics trademark or data at any time or in any other respect. Certain quantitative financial data used in calculating and publishing the US IG Index or BBB Index is licensed to the Adviser by Moody’s Analytics. Moody’s Analytics has no obligation to point out errors in the data to third parties including but not limited to investors and/or financial intermediaries of the Fund. The licensing of data or the Moody’s Analytics trademark for the purpose of use in connection with the US IG Index or BBB Index, as applicable, and Fund does not constitutes a recommendation by Moody’s Analytics to invest capital in the Fund nor does it in any way represent an assurance or opinion of Moody’s Analytics with regard to any investment in this financial instrument. Moody’s Analytics bears no liability with respect to the Fund or any security. The VanEck Moody’s Analytics IG Corporate Bond ETF and the VanEck Moody's Analytics BBB Corporate Bond ETF, which are based on the US IG Index and the BBB Index, respectively, are not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such product.

The VanEck IG Floating Rate ETF, which is based on the Floating Rate Index, the Moody's Analytics IG Corporate Bond ETF which is based on the US IG Index, and the VanEck Moody's Analytics BBB Corporate Bond ETF, which is based on the BBB Index, are not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such products.

ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the ICE Indices or components thereof. The ICE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or its holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the ICE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE ICE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE ICE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

VanEck India Growth Leaders ETF (the “MarketGrader Index ETF,”) is not sponsored, endorsed, sold or promoted by MarketGrader.com Corp. (“MarketGrader”). MarketGrader's only relationship to the Adviser is the licensing of the MarketGrader India All-Cap Growth Leaders Index, the (“MarketGrader Index”) which is determined, composed and calculated by MarketGrader and Solactive AG, as Index Calculation Agent, without regard to the Adviser. MarketGrader has no obligation to take the needs of the Adviser or the owners of the MarketGrader Index ETF into consideration in determining, composing or calculating the MarketGrader Index.

MARKETGRADER SHALL NOT BE A PARTY TO THE TRANSACTION CONTEMPLATED HEREBY, AND IS NOT PROVIDING ANY ADVICE, RECOMMENDATION, REPRESENTATION OR WARRANTY REGARDING THE ADVISABILITY OF THIS TRANSACTION OR THE MARKETGRADER INDEX ETF OR THE ABILITY OF THE MARKETGRADER INDEX TO TRACK INVESTMENT PERFORMANCE. MARKETGRADER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, REGARDING THIS TRANSACTION AND ANY USE OF THE MARKETGRADER INDEX, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT AND ALL WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING AND USAGE OF TRADE OR THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LAW, TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE, SHALL MARKETGRADER OR ANY OF ITS AFFILIATES BE LIABLE TO ANY PERSON FOR ANY DAMAGES, REGARDLESS OF WHETHER THEY ARE DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING DAMAGES FOR TRADING LOSSES OR LOST PROFITS, OR FOR ANY CLAIM OR DEMAND BY ANY THIRD PARTY, EVEN IF MARKETGRADER KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, CLAIM OR DEMAND.

The MarketGrader Index is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketGrader Index ETF and/or the Index Price at any time or in any other respect. The MarketGrader Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketGrader Index is calculated correctly. Irrespective of its obligations towards MarketGrader, Solactive AG has no obligation to point out errors in the MarketGrader Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the MarketGrader Index by Solactive AG nor the licensing of the MarketGrader Index or for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The VanEck India Growth Leaders ETF invests substantially all of its assets in the Mauritius Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL1 License to the Mauritius Subsidiary to conduct the business of “investment holding.” Neither investors in the Mauritius Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Mauritius Subsidiary or the Fund.

The information contained herein regarding the ChiNext Index was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).

Shares of the VanEck ChiNext ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck ChiNext ETF particularly or the ability of the ChiNext Index to track the performance of the securities markets. The ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck ChiNext ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck ChiNext ETF into consideration in determining or composing the ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck ChiNext ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck ChiNext ETF.

SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore ("MAS"). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.

The Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF particularly or the Emerging Markets Global Core Index to track general bond market performance. J.P. Morgan's only relationship to the Adviser is the licensing of the Emerging Markets Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF.

THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF, IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR THE SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF

MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS GLOBAL CORE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS GLOBAL CORE INDEX.

The indexes may not be copied, used, or distributed without J.P. Morgan's prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan's permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2024, J.P. Morgan Chase & Co. All rights reserved.

The VanEck China Bond ETF has been developed solely by the Adviser. The VanEck China Bond ETF is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index vest in the relevant LSE Group company which owns the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index. “FTSE®” is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The FTSE Chinese Broad Bond 0-10 Years Diversified Select Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in, the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index or (b) investment in or operation of the VanEck China Bond ETF. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the VanEck China Bond ETF.

The information contained herein regarding the Green Bond Index was provided by S&P Dow Jones Indices LLC. The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
The Adviser has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use the Green Bond Index. VanEck Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.

The Green Bond Index is a product of SPDJI and has been licensed for use by the Adviser. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); These trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. It is not possible to invest directly in an index. VanEck Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the VanEck Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of VanEck Green Bond ETF into consideration in determining, composing or calculating the Green Bond Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK GREEN BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE GREEN BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE VANECK GREEN BOND ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The information contained herein regarding the NDR CMG Index was provided by Ned Davis Research, Inc. (“NDR”).“NDR CMG Index,” “Ned Davis Research,” “Ned Davis,” and “NDR” are trademarks of NDR, and “CMG” and “CMG Capital Management Group” are trademarks of CMG Capital Management Group, Inc. (“CMG”). These trademarks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck Long/Flat Trend ETF is based on the NDR CMG Index and is not issued, sponsored, endorsed, sold, promoted or advised by Ned Davis Research, Inc., CMG Capital Management Group, or their affiliates. Ned Davis Research, Inc. and CMG Capital Management Group make no representation or warranty, expressed or implied, regarding whether VanEck Long/Flat Trend ETF is suitable for investors generally or the advisability of trading in such product. Ned Davis Research, Inc. and CMG Capital Management Group do not guarantee that the NDR CMG Index referenced by the VanEck Long/Flat Trend ETF has been accurately calculated or that the NDR CMG Index appropriately represents a particular investment strategy. The NDR CMG Index is heavily dependent on quantitative models and data from one or more third parties, and there is no guarantee that these models will perform as expected. While the NDR CMG Index is designed to reduce risk from adverse market conditions, there is a risk that actual performance could be worse than a buy-and-hold strategy. Ned Davis Research, Inc., CMG Capital Management Group, and their affiliates shall not have any liability for any error in the NDR CMG Index calculation or for any infirmity in the VanEck Long/Flat Trend ETF.

NEITHER NDR NOR CMG GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN AND NEITHER NDR NOR CMG SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NDR AND CMG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK LONG/FLAT TREND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. NDR AND CMG MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NDR OR CMG HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The NDR CMG Index is the property of Ned Davis Research, Inc.(“NDR”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the NDR CMG Index. The NDR CMG Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Ned Davis Research,

Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The VanEck Long/Flat Trend ETF based on the NDR CMG Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Long/Flat Trend ETF or any member of the public regarding the advisability of investing in securities generally or in the NDR CMG Index or the VanEck Long/Flat Trend ETF particularly or the ability of the NDR CMG Index or the VanEck Long/Flat Trend ETF to track general market performance. S&P Dow Jones Indices’ only relationship to Ned Davis Research, Inc. with respect to the NDR CMG Index is the licensing of the S&P 500 Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Ned Davis Research, Inc. related to the NDR CMG Index without regard to Ned Davis Research, Inc. or the VanEck Long/Flat Trend ETF. S&P Dow Jones Indices is not responsible for and has not participated in the creation of the VanEck Long/Flat Trend ETF, the determination of the prices and amount of the VanEck Long/Flat Trend ETF or the timing of the issuance or sale of the VanEck Long/Flat Trend ETF or in the determination or calculation of the equation by which the VanEck Long/Flat Trend ETF may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Long/Flat Trend ETF. There is no assurance that investment products based on the NDR CMG Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion or exclusion of a security within the NDR CMG Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice. S&P Dow Jones Indices does not act nor shall be deemed to be acting as a fiduciary in providing the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR THE NDR CMG INDEX, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NDR, OWNERS OF THE VANECK GREEN BOND ETF OR VANECK LONG/FLAT TREND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DJI HAS NOT PREPARED, REVIEWED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P HAVE ANY CONTROL OVER, THE VANECK GREEN BOND ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NDR OR VEAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Adviser has entered into a licensing agreement with BUZZ Holdings ULC (“BUZZ Holdings”) to use the Sentiment Leaders Index. VanEck Social Sentiment ETF is entitled to use the Sentiment Leaders Index pursuant to a sub-licensing arrangement with the Adviser.

The Sentiment Leaders Index is a product of BUZZ Holdings, and has been licensed to the Adviser for use in connection with VanEck Social Sentiment ETF.

VanEck Social Sentiment ETF is not sponsored, endorsed, sold or promoted by BUZZ Holdings, or its shareholders, or the licensor of the Sentiment Leaders Index and/or its affiliates and third party licensors. BUZZ Holdings makes no representation or warranty, express or implied, to the owners of VanEck Social Sentiment ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Social Sentiment ETF particularly, or the ability of the Sentiment Leaders Index to track general market performance. BUZZ Holdings’ only relationship to the Adviser with respect to the Sentiment Leaders Index is the licensing of the Sentiment Leaders Index and certain trademarks of BUZZ Holdings. The BUZZ indices are determined and composed by BUZZ Holdings without regard to the Adviser or VanEck Social Sentiment ETF. BUZZ Holdings has no obligation to take the needs of the Adviser or the owners of VanEck Social Sentiment ETF into consideration in determining and composing the Sentiment Leaders Index.

BUZZ Holdings is not responsible for and have not participated in the determination of the prices of VanEck Social Sentiment ETF or the timing of the issuance or sale of securities of VanEck Social Sentiment ETF or in the determination or calculation of the equation by which VanEck Social Sentiment ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Holdings have no obligation or liability in connection with the administration, marketing or trading of VanEck Social Sentiment ETF. There is no assurance that investment products based on the Sentiment Leaders Index will accurately track index performance or provide positive investment returns. BUZZ Holdings is not an investment advisor and the inclusion of a security in the Sentiment Leaders Index is not a recommendation by BUZZ Holdings to buy, sell, or hold such security, nor should it be considered investment advice.

BUZZ Holdings is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the VanEck Social Sentiment ETF’s Prospectus.

BUZZ HOLDINGS DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE SENTIMENT LEADERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ HOLDINGS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ HOLDINGS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VAN ECK ASSOCIATES CORPORATION, OWNERS OF VANECK SOCIAL SENTIMENT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SENTIMENT LEADERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ HOLDINGS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ HOLDINGS AND VAN ECK ASSOCIATES CORPORATION, OTHER THAN THE LICENSORS OF BUZZ HOLDINGS.

VanEck Social Sentiment ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Sentiment Leaders Index and/or its trade mark or its price at any time or in any other respect. The Sentiment Leaders Index is calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Sentiment Leaders Index is calculated correctly. Irrespective of its obligations towards BUZZ Holdings, Solactive AG has no obligation to point out errors in the Sentiment Leaders Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Social Sentiment ETF. Neither the publication of the Sentiment Leaders Index by Solactive AG nor the licensing of the Sentiment Leaders Index or its trade marks for the purpose of use in connection with VanEck Social Sentiment ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Social Sentiment ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Social Sentiment ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Social Sentiment ETF’s Prospectus.

“HIP Investor Inc.,” “HIP Investor,” “HIP,” “HIP Ratings,” “HIP SDG Ratings,” “HIP Climate Threat Resilience Ratings,” “Be More HIP,” and “HIP = Human Impact + Profit” are service marks of HIP Investor Inc. (“HIP”). These marks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck HIP Sustainable Muni ETF may make determinations based on HIP Investor’s data, metrics, pillars, and ratings of ESG, SDGs, climate, and opportunity zones; and the ETF is not issued, sponsored, endorsed, promoted or advised by HIP Investor Inc. or their affiliates. HIP Investor Inc. makes no representation or warranty, expressed or implied, regarding whether VanEck HIP Sustainable Muni ETF is suitable for investors generally or the advisability of trading in such product.

HIP INVESTOR INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RATINGS, PILLARS, METRICS, OR ANY DATA INCLUDED IN THE ETF, AND HIP INVESTOR INC. SHALL NOT HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. HIP INVESTOR INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK HIP SUSTAINABLE MUNI ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HIP INVESTOR RATINGS OR ANY DATA INCLUDED THEREIN. HIP INVESTOR INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RATINGS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL HIP

INVESTOR INC. HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser has entered into a licensing agreement with Indxx to use the Green Infrastructure Index. VanEck Green Infrastructure ETF is entitled to use the Green Infrastructure Index pursuant to a sub-licensing arrangement with the Adviser.

Shares of the VanEck Green Infrastructure ETF are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of Shares of the VanEck Green Infrastructure ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of the VanEck Green Infrastructure ETF particularly or the ability of the Green Infrastructure Index to track the performance of its respective securities market. The Green Infrastructure Index is determined and composed by Indxx without regard to the Adviser or the Shares of the VanEck Green Infrastructure ETF. Indxx has no obligation to take the needs of the Adviser or the owners of Shares of the VanEck Green Infrastructure ETF into consideration in determining and composing the Green Infrastructure Index.
Indxx is not responsible for and has not participated in the determination of the timing of prices at, or quantities of the Shares of the VanEck Green Infrastructure ETF to be issued or in the determination or calculation of the equation by which the Shares of the VanEck Green Infrastructure ETF are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Shares of the VanEck Green Infrastructure ETF.

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE GREEN INFRASTRUCTURE INDEX, TRADING BASED ON THE GREEN INFRASTRUCTURE INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED INCLUDING WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE GREEN INFRASTRUCTURE INDEX OR ANY DATA INCLUDED THEREIN.

INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VEAC has also entered into a licensing agreement with UBS to use the UBS Constant Maturity Commodity Total Return Index. The VanEck CMCI Commodity Strategy ETF is entitled to use the UBS Constant Maturity Commodity Total Return Index pursuant to a sub-licensing arrangement with VEAC.

UBS owns or exclusively licenses all proprietary rights with respect to the UBS Constant Maturity Commodity Total Return Index. Any third-party product based on or related to the VanEck CMCI Commodity Strategy ETF (“Product”) may only be issued upon the prior joint written approval of UBS and upon the execution of a license agreement between UBS and the party intending to launch a Product (a “Licensee”). In no way does UBS sponsor or endorse, nor is it otherwise involved in the issuance and offering of a Product nor does it make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the VanEck CMCI Commodity Strategy ETF or from the Product. Further, UBS does not provide investment advice to any Licensee specific to the Product, other than providing the VanEck CMCI Commodity Strategy ETF as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS specifically disclaims any liability to any party for any inaccuracy in the data on which the VanEck CMCI Commodity Strategy ETF is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the VanEck CMCI Commodity Strategy ETF, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.

THIS IS NOT AN OFFER OR SOLICITATION BY UBS OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS CONSTANT MATURITY COMMODITY TOTAL RETURN INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1.Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a.    with a request that the client vote the proxy,
b.    with a recommendation that the client engage another party to determine how the proxy should be voted or
c.    if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients
1.Notification of Availability of Information
a.    Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.Availability of Proxy Voting Information
a.    At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
A-1

Recordkeeping Requirements
1.VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.    proxy statements received;
b.    identifying number for the portfolio security;
c.    shareholder meeting date;
d.    brief identification of the matter voted on;
e.    whether the vote was cast on the matter;
f.    how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.    records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.    a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
A-2

United States

GLASS LEWIS

2024 Benchmark Policy Guidelines

www.glasslewis.com

2024 Benchmark Policy Guidelines — United States    2

2024 Benchmark Policy Guidelines — United States    3

2024 Benchmark Policy Guidelines — United States    4

2024 Benchmark Policy Guidelines — United States    5

About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
2024 Benchmark Policy Guidelines — United States    6

Guidelines Introduction
Summary of Changes for 2024
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:
Material Weaknesses
We have included a new discussion on our approach to material weaknesses. Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting. A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis.
We believe it is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness, we will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.
Cyber Risk Oversight
We have updated our discussion on our approach to cyber risk oversight. On July 26, 2023, the U.S. Securities and Exchange Commission (SEC) announced rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them; furthermore, in annual reports, they must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects and past incidents' impacts. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023. Given the continued regulatory focus on and the potential adverse outcomes from cyber-related issues, it is our view that cyber risk is material for all companies.
In the absence of material cybersecurity incidents, we will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, we will closely evaluate the board’s oversight of cybersecurity as well as the company’s response and disclosures.
Moreover, in instances where a company has been materially impacted by a cyber-attack, we believe shareholders can reasonably expect periodic updates from the company communicating its ongoing progress towards resolving and remediating the impact of the cyber-attack. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or
2024 Benchmark Policy Guidelines — United States    7

technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient or are not provided to shareholders.
Board Oversight of Environmental and Social Issues
We have updated our discussion of board oversight of environmental and social issues. Given the importance of the board’s role in overseeing environmental and social risks, we believe that this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
When evaluating the board’s role in overseeing environmental and/or social issues, we will examine a company’s committee charters and governing documents to determine if the company has codified a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Board Accountability for Climate-Related Issues
We have updated our discussion of board accountability for climate-related issues, and how our policy is applied. In 2023, our policy on this topic was applied to the largest, most significant emitters; however beginning in 2024, Glass Lewis will apply this policy to companies in the S&P 500 index operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that the companies’ GHG emissions represent a financially material risk, as well as companies where we believe emissions or climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk.
We will assess whether such companies have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We have further clarified that we will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where we find either of these disclosures to be absent of significantly lacking, we may recommend voting against responsible directors.
Clawback Provisions
In light of new NYSE and Nasdaq listing requirements to comply with SEC Rule 10D-1 under the Securities Exchange Act of 1934, Glass Lewis has updated our views on the utility of clawback provisions. Although the negative impacts of excessive risk-taking do not always result in financial restatements, they may nonetheless prove harmful to shareholder value. In addition to meeting listing requirements, effective clawback policies should provide companies with the power to recoup incentive compensation from an executive when there is evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted. Such power to recoup should be provided regardless of whether the employment of the executive officer was terminated with or without cause. In these circumstances, rationale should be provided if the company determines ultimately to refrain from recouping compensation as well as disclosure of alternative measures that are instead pursued, such as the exercise of negative discretion on future payments.
2024 Benchmark Policy Guidelines — United States    8

Executive Ownership Guidelines
We have added a discussion to formally outline our approach to executive ownership guidelines. We believe that companies should facilitate an alignment between the interests of the executive leadership with those of long-term shareholders by adopting and enforcing minimum share ownership rules for their named executive officers. Companies should provide clear disclosure in the Compensation Discussion and Analysis section of the proxy statement of their executive share ownership requirements and how various outstanding equity awards are treated when determining an executive’s level of ownership.
In the process of determining an executive’s level of share ownership, counting unearned performance-based full value awards and/or unexercised stock options is inappropriate. Companies should provide a cogent rationale should they count these awards towards shares held by an executive.
Proposals for Equity Awards for Shareholders
Regarding proposals seeking approval for individual equity awards, we have included new discussion of provisions that require a non-vote, or vote of abstention, from a shareholder if the shareholder is also the recipient of the proposed grant. Such provisions help to address potential conflict of interest issues and provide disinterested shareholders with more meaningful say over the proposal. The inclusion of such provisions will be viewed positively during our holistic analysis, especially when a vote from the recipient of the proposed grant would materially influence the passage of the proposal.
Net Operating Loss (NOL) Pills
We have updated our discussion of NOL pills to include our concerns with acting in concert provisions. Over the past several years, the terms and structures of NOL pills have evolved to include features such as acting in concert provisions, among other concerning terms, that may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, we believe this may raise concerns as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct, or multiple shareholders party to a formal or informal agreement collaborating to influence the board and management of a company, and aggregate the ownership of such shareholders towards the triggering threshold.
As such, we have added the inclusion of an acting in concert provision and whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism as part of our considerations to recommend shareholders vote against a management proposed NOL pill.
Control Share Statutes
We have added a new discussion outlining our approach to control share statutes. Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.” Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the board approves
2024 Benchmark Policy Guidelines — United States    9

them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.

Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute to any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone. In certain other states, companies must adopt control share statutes.

In our view, control share statues disenfranchise shareholders by reducing their voting power to a level less than their economic interest and effectively function as an anti-takeover device. We believe all shareholders should have an opportunity to vote all of their shares. Moreover, we generally believe anti-takeover measures prevent shareholders from receiving a buy-out premium for their stock.

As such, we will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and recommend voting against proposals to amend the charter to include control share acquisition provisions.
Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, we will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Board Responsiveness
We have clarified our discussion of board responsiveness to remove a reference to shareholder proposals from our discussion of when 20% or more of shareholders vote contrary to management. In addition, we have clarified that our calculation of opposition includes votes cast as either AGAINST and/or ABSTAIN.
Interlocking Directorships
We have clarified our policy on interlocking directorships to reference that, on a case-by-case basis, we evaluate other types of interlocking relationships, such as interlocks with close family members of executives or within group companies.
Board Gender Diversity
We have clarified our policy on board gender diversity to emphasize that when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline of when the board intends to appoint additional gender diverse directors (generally by the next annual meeting or as soon as is reasonably practicable).
2024 Benchmark Policy Guidelines — United States    10

Underrepresented Community Diversity
We have clarified our policy on underrepresented community diversity to emphasize that when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline of when the board intends to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as is reasonably practicable).
Furthermore, we have revised our definition of “underrepresented community director” to replace our reference to an individual who self-identifies as gay, lesbian, bisexual, or transgender with an individual who self-identifies as a member of the LGBTQIA+ community.
Non-GAAP to GAAP Reconciliation Disclosure
We have expanded the discussion of our approach to the use of non-GAAP measures in incentive programs in order to emphasize the need for thorough and transparent disclosure in the proxy statement that will assist shareholders in reconciling the difference between non-GAAP results used for incentive payout determinations and reported GAAP results. Particularly in situations where significant adjustments were applied and materially impacts incentive pay outcomes, the lack of such disclosure will impact Glass Lewis’ assessment of the quality of executive pay disclosure and may be a factor in our recommendation for the say-on-pay.
Pay-Versus-Performance Disclosure
We have revised our discussion of the pay-for-performance analysis to note that the pay-versus-performance disclosure mandated by the SEC may be used as part of our supplemental quantitative assessments supporting our primary pay-for-performance grade.
Company Responsiveness for Say-on-Pay Opposition
For increased clarity, we amended our discussion of company responsiveness to significant levels of say-on-pay opposition to note that our calculation of opposition includes votes cast as either AGAINST and/or ABSTAIN, with opposition of 20% or higher treated as significant.

A Board of Directors that Serves Shareholder Interest
Election of Directors
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is
2024 Benchmark Policy Guidelines — United States    11

sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, we apply a three-year look back, and for former employment relationships with the company, we apply a five-year look back.
Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3
1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard for former employment relationships is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
2024 Benchmark Policy Guidelines — United States    12

In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value exceeds:
•$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or
•$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.5 This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director’s firm; or
•1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).7
Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.
8 Pursuant to SEC rule Item 404 of Regulation S-K under the Securities Exchange Act, compensation exceeding $120,000 is the minimum threshold deemed material for disclosure of transactions involving family members of directors.
2024 Benchmark Policy Guidelines — United States    13

the company and receives more than $120,0008 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.
Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.
In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent, or the company should not tout them as such.
Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.
2024 Benchmark Policy Guidelines — United States    14

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.
Independent Chair
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior
2024 Benchmark Policy Guidelines — United States    15

management. Encouragingly, many companies appear to be moving in this direction — one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 53 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 34 percent of S&P 500 boards have truly independent chairs.11
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
Voting Recommendations on the Basis of Performance
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).
11 Spencer Stuart Board Index, 2019, p. 6.
2024 Benchmark Policy Guidelines — United States    16

1.A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.12
2.A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3.A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.
Board Responsiveness
Glass Lewis believes that boards should be responsive to shareholders when a significant percentage of shareholders vote contrary to the recommendation of management, depending on the issue.
When 20% of more of shareholders vote contrary to management (which occurs when more than 20% of votes on the proposal are cast as AGAINST and/or ABSTAIN), we believe that boards should engage with shareholders on the issue and demonstrate some initial level of responsiveness. These include instances when 20% or more of shareholders:
(i)withhold votes from (or vote against) a director nominee; or
(ii)vote against a management-sponsored proposal.
In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.
When a majority of shareholders vote contrary to management, we believe that boards should engage with shareholders on the issue and provide a more robust response to fully address shareholder concerns. These include instances when a majority or more of shareholders:
(i)withhold votes from (or vote against) a director nominee;
(ii)vote against a management-sponsored proposal; or
(iii)vote for a shareholder proposal.
12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.
2024 Benchmark Policy Guidelines — United States    17

In the case of shareholder proposals, we believe clear action is warranted when such proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). In our view, this may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.
At controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, we will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and provide a more robust response to address shareholder concerns.
As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:
•At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.
•Proxy statement disclosure discussing the board’s efforts to engage with shareholders and the actions taken to address shareholder concerns.
Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.
The Role of a Committee Chair
Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). In cases where the committee chair is not up for election due to a staggered board, and where we have identified multiple concerns, we will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
In cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:
2024 Benchmark Policy Guidelines — United States    18

•If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and
•If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.
In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the
13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
2024 Benchmark Policy Guidelines — United States    19

completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:
1.All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2.The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3.The audit committee chair, if the audit committee did not meet at least four times during the year.
4.The audit committee chair, if the committee has less than three members.
5.Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.14
6.All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7.The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8.The audit committee chair when fees paid to the auditor are not disclosed.
9.All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).
10.All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
11.All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
12.The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
14 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
2024 Benchmark Policy Guidelines — United States    20

13.All members of an audit committee where the auditor has resigned and reported that a section 10A15 letter has been issued.
14.All members of an audit committee at a time when material accounting fraud occurred at the company.16
15.All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:17
a.The restatement involves fraud or manipulation by insiders;
b.The restatement is accompanied by an SEC inquiry or investigation;
c.The restatement involves revenue recognition;
d.The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
e.The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
16.All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.
17.All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices
Act (FCPA).
18.All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
19.All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
20.All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.18
21.All members of the audit committee who served since the date of the company’s last annual meeting if, since the last annual meeting, the company has reported a material weakness that has not yet been corrected and the company has not disclosed a remediation plan; or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness.
Material Weaknesses
15 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
16 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
17 The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). We will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.
18 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.
2024 Benchmark Policy Guidelines — United States    21

Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting.
The SEC guidance regarding Management's Report on Internal Control Over Financial Reporting requires that reports on internal control should include: (i) a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting for the company; (ii) management's assessment of the effectiveness of the company's internal control over financial reporting as of the end of the company's most recent fiscal year; (iii) a statement identifying the framework used by management to evaluate the effectiveness of the company's internal control over financial reporting; and (iv) a statement that the registered public accounting firm that audited the company's financial statements included in the annual report has issued an attestation report on management's assessment of the company's internal control over financial reporting.
A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Failure to maintain effective internal controls can create doubts regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP and may lead to companies publishing financial statements that are not free of errors or misstatements.
We believe it is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness. In cases where a material weakness has been ongoing for more than one fiscal year, we expect the company to disclose an updated remediation plan at least annually thereafter. Updates to existing remediation plans should state the progress the company has made toward remediating the material weakness and the remaining actions the company plans to take until the material weakness is fully remediated. As such, we are critical of audit committees when companies disclose remediation plans that remain unchanged from a prior period.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness, we will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, in forming our judgment with respect to the audit committee we take into consideration the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
2024 Benchmark Policy Guidelines — United States    22

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of compensation committee is a careful review of the CD&A report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.
When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:
1.All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
2.All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.19
3.Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.
4.All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
19 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.
2024 Benchmark Policy Guidelines — United States    23

5.All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6.All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.The compensation committee chair if the compensation committee did not meet during the year.
8.All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
9.All members of the compensation committee when vesting of in-the-money options is accelerated.
10.All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11.All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13.The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14.All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.20
15.All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.
16.All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.
17.All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
18.The chair of the compensation committee when” mega-grants” have been granted and the awards present concerns such as excessive quantum, lack of sufficient performance conditions, and/or are excessively dilutive, among others.
Nominating and Governance Committee Performance
The nominating and governance committee is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At
20 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
2024 Benchmark Policy Guidelines — United States    24

most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.
Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.
Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:
1.All members of the governance committee21 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.22 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
2.All members of the governance committee when a shareholder resolution is excluded from the meeting agenda but the SEC has declined to state a view on whether such resolution should be excluded, or when the SEC has verbally permitted a company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination and the company has not provided any disclosure concerning this no-action relief.
3.The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.23
4.The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
5.In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
6.The governance committee chair when the committee fails to meet at all during the year.
7.The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions
21 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
22 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
2024 Benchmark Policy Guidelines — United States    25

and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a share-
holder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
8.The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)24 designating either a state's courts for intra-corporate disputes, and/or federal courts for matters arising under the Securities Act of 1933 without shareholder approval,25 or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.
9.All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.
10.The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).
11.The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
12.The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
13.The governance committee chair when a company does not clearly disclose the identity of a shareholder proponent (or lead proponent when there are multiple filers) in their proxy statement. For a detailed explanation of this policy, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory
(i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, we will consider recommending that shareholders vote against the following:
24 A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief.
25 Glass Lewis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, we may make an exception to this policy.
2024 Benchmark Policy Guidelines — United States    26

1.All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2.The nominating committee chair, if the nominating committee did not meet during the year.
3.In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.
4.The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
5.The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.26
6.The chair of the nominating committee of a board that is not at least 30 percent gender diverse,27 or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, we will recommend voting against the chair of the nominating committee if there are no gender diverse directors.
7.The chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board, at companies within the Russell 1000 index.
8.The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant an against vote in the absence of both a governance and a nominating committee, we will recommend voting against the board chair, unless the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.
Board-Level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key
26 Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
27 Women and directors that identify with a gender other than male or female.
2024 Benchmark Policy Guidelines — United States    27

competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise),28 we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.
Board Oversight of Environmental and Social Issues
Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that all companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, Glass Lewis believes that companies should ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, we believe this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
For companies in the Russell 3000 index and in instances where we identify material oversight concerns, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, Glass Lewis will generally recommend voting against the governance committee chair of a company in the Russell 1000 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
When evaluating the board’s role in overseeing environmental and/or social issues, we will examine a company’s committee charters and governing documents to determine if the company has codified and
28 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
2024 Benchmark Policy Guidelines — United States    28

maintained a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
On July 26, 2023, the SEC approved final rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them, detailing their nature, scope, timing, and material impact under Item 1.05 on Form 8-K.
Furthermore, in annual reports, companies must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects; and describe whether any risks from prior incidents have materially affected its business strategy, results of operations, or financial condition (or are reasonably likely to), pursuant to Regulation S-K Item 106. Item 106 will also require registrants to describe the board of directors’ oversight of risks from cybersecurity threats and management’s role and expertise in assessing and managing material risks from cybersecurity threats. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, it is our view that cyber risk is material for all companies. We therefore believe that it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, we encourage all issuers to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. We believe such disclosure can help shareholders understand the seriousness with which companies take this issue.
In the absence of material cyber incidents, we will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders we will closely evaluate the board’s oversight of cybersecurity as well as the company’s response and disclosures.
Moreover, in instances where a company has been materially impacted by a cyber-attack, we believe shareholders can reasonably expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. We generally believe shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
2024 Benchmark Policy Guidelines — United States    29

In such instances, we may recommend against appropriate directors should we find the board’s oversight, response or disclosure concerning cybersecurity-related issues to be insufficient, or are not provided to shareholders.
Board Accountability for Environmental and Social Performance
Glass Lewis carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where we believe that a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.
For more information on how Glass Lewis evaluates environmental and social issues, please see Glass Lewis’ Overall Approach to ESG as well as our comprehensive Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
Board Accountability for Climate-related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, we view climate risk as a material risk for all companies. We therefore believe that boards should be considering and evaluating their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, we believe that additional consideration should be given to, and that disclosure should be provided by those companies whose GHG emissions represent a financially material risk.
We believe that companies with this increased risk exposure should provide clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. We believe such information is crucial to allow investors to understand the company’s management of this issue, as well as the impact of a lower carbon future on the company’s operations.
In line with this view, Glass Lewis will carefully examine the climate-related disclosures provided by companies in the S&P 500 index with material exposure to climate risk stemming from their own operations29, as well as companies where we believe emissions or climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where we find either (or both) of these disclosures to be absent or significantly lacking, we may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, we may extend our recommendation on this basis to additional members of the responsible committee
29 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

2024 Benchmark Policy Guidelines — United States    30

in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile.
Director Commitments
We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.30 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company31 while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies in related industries, or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
30 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2020 Spencer Stuart Board Index indicates that, while 39% of S&P 500 CEOs serve on one additional public board, just 2% of S&P 500 CEOs serve on two additional public boards and only one CEO serves on three.
31 When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) we will generally apply the higher threshold of five public company directorships.
2024 Benchmark Policy Guidelines — United States    31

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:
1.A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2.A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting,32 or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
3.A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
4.Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.33
5.All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.34 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.
Size of the Board of Directors
While we do not believe there is a universally applicable optimal board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the
32 We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.
33 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. On a case-by-case basis, we evaluate other types of interlocking relationships, such as interlocks with close family members of executives or within group companies. Further, we will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
34 Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of our policies regarding anti-takeover measures, including poison pills.
2024 Benchmark Policy Guidelines — United States    32

wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.
Controlled Companies
We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1.We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2.The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b.Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3.Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
Size of the Board of Directors
We have no board size requirements for controlled companies.
Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the
2024 Benchmark Policy Guidelines — United States    33

interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Board Responsiveness at Multi-Class Companies
At controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, we will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management we believe that boards should engage with shareholders and provide a more robust response to fully address shareholder concerns.
Significant Shareholders
Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Governance Following an IPO, Spin-Off, or Direct Listing
We believe companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, we refrain from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that have completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:
1.The adoption of anti-takeover provisions such as a poison pill or classified board
2.Supermajority vote requirements to amend governing documents
3.The presence of exclusive forum or fee-shifting provisions
4.Whether shareholders can call special meetings or act by written consent
5.The voting standard provided for the election of directors
6.The ability of shareholders to remove directors without cause
7.The presence of evergreen provisions in the company’s equity compensation arrangements
8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest
In cases where Glass Lewis determines that the board has approved overly restrictive governing documents, we will generally recommend voting against members of the governance committee. If there is no governance
2024 Benchmark Policy Guidelines — United States    34

committee, or if a portion of such committee members are not standing for election due to a classified board structure, we will expand our recommendations to additional director nominees, based on who is standing for election.
In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
Governance Following a Business Combination with a Special Purpose Acquisition Company
The business combination of a private company with a publicly traded special purpose acquisition company (SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO. We believe that some cases warrant shareholder action against the board of a company that have completed a business combination with a SPAC within the past year.
At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition to approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination. Therefore, when shareholders are required to approve binding charters as a condition to approval of a business combination with a SPAC, we believe shareholders should also be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.
When evaluating companies that have recently gone public via business combination with a SPAC, Glass Lewis will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.
In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served
2024 Benchmark Policy Guidelines — United States    35

at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
Consistent with our view on IPOs, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest.
Dual-Listed or Foreign-Incorporated Companies
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
OTC-listed Companies
Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.
When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.
We are particularly concerned when company disclosure lacks any information regarding the board’s key committees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.
In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate
2024 Benchmark Policy Guidelines — United States    36

to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1.Size of the board of directors — The board should be made up of between five and twenty directors.
2.The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.
3.Independence of the audit committee — The audit committee should consist solely of independent directors.
4.Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1.Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2.When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3.Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)
4.Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s
2024 Benchmark Policy Guidelines — United States    37

(ICI) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.
Declassified Boards
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.35 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”36 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”37
Shareholders have increasingly come to agree with this view. In 2019, 90% of S&P 500 companies had declassified boards, up from 68% in 2009.38 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.39 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.
Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
35 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
36 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
37 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,”
SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
38 Spencer Stuart Board Index, 2019, p. 15.
39 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.
2024 Benchmark Policy Guidelines — United States    38

Board Composition and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
We will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While we will be highlighting this as a potential area of concern, we will not be making voting recommendations strictly on this basis, unless we have identified other governance or board performance concerns.
On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.
While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, Glass Lewis will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Glass Lewis closely reviews the composition of the board for representation of diverse director candidates.
Board Gender Diversity
We consider the nominating and governance committee to be responsible for ensuring sufficient board diversity, or for publicly communicating its rationale or a plan for increasing diversity. As such, we will generally recommend voting against the chair of the nominating committee of a board that is not at least 30 percent gender diverse, or all members of the nominating committee of a board with no gender diverse directors, at
2024 Benchmark Policy Guidelines — United States    39

companies within the Russell 3000 index. For companies outside the Russell 3000 index, our policy requires a minimum of one gender diverse director.
When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided sufficient rationale for the lack of diversity or a plan to address the lack of diversity, including a timeline of when the board intends to appoint additional gender diverse directors (generally by the next annual meeting or as soon as reasonably practicable).
We may extend our gender diversity recommendations to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
Board Underrepresented Community Diversity
We will generally recommend against the chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board at companies within the Russell 1000 index.
We define “underrepresented community director” as an individual who self-identifies as Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaskan Native, or who self-identifies as a member of the LGBTQIA+ community. For the purposes of this evaluation, we will rely solely on self-identified demographic information as disclosed in company proxy statements.
When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as reasonably practicable).
We may extend our underrepresented community diversity recommendations to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
State Laws on Diversity
Several states have begun to encourage board diversity through legislation. Some state laws imposed mandatory board composition requirements, while other states have enacted or are considering legislation that encourages companies to diversify their boards but does not mandate board composition requirements. Furthermore, several states have enacted or are considering enacting certain disclosure or reporting requirements in filings made with each respective state annually.
Glass Lewis will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. We will generally refrain from recommending against directors when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.
2024 Benchmark Policy Guidelines — United States    40

We note that during 2022, California’s Senate Bill 826 and Assembly Bill 979 regarding board gender and “underrepresented community” diversity, respectively, were both deemed to violate the equal protection clause of the California state constitution. These laws are currently in the appeals process.
Accordingly, where we previously recommended in accordance with mandatory board composition requirements set forth in California’s SB 826 and AB 979, we will refrain from providing recommendations pursuant to these state board composition requirements until further notice while we continue to monitor the appeals process. However, we will continue to monitor compliance with these requirements.
Disclosure of Director Diversity and Skills
Because company disclosure is critical when measuring the mix of diverse attributes and skills of directors, Glass Lewis assesses the quality of such disclosure in companies’ proxy statements. Accordingly, we reflect how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform our assessment of a company’s overall governance and may be a contributing factor in our recommendations when additional board-related concerns have been identified.
At companies in the Russell 1000 index that have not provided any disclosure in any of the above categories, we will generally recommend voting against the chair of the nominating and/or governance committee. Further, when companies in the Russell 1000 index have not provided any disclosure of individual or aggregate racial/ethnic minority board demographic information, we will generally recommend voting against the chair of the nominating and/or governance committee.
Stock Exchange Diversity Disclosure Requirements
On August 6, 2021, the SEC approved new listing rules regarding board diversity and disclosure for Nasdaq-listed companies. Beginning in 2022, companies listed on the Nasdaq stock exchange are required to disclose certain board diversity statistics annually in a standardized format in the proxy statement or on the company's website. Nasdaq-listed companies are required to provide this disclosure by the later of (i) August 8, 2022, or (ii) the date the company files its proxy statement for its 2022 annual meeting. Accordingly, for annual meetings held after August 8, 2022, of applicable Nasdaq-listed companies, we will recommend voting against the chair of the governance committee when the required disclosure has not been provided.
Proxy Access
In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access,
2024 Benchmark Policy Guidelines — United States    41

although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to shareholder proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com.
Majority Vote for Election of Directors
Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.
While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2019, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.40
The Plurality Vote Standard
Today, most U.S. companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”
Advantages of a Majority Vote Standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the
40 Spencer Stuart Board Index, 2019, p. 15.
2024 Benchmark Policy Guidelines — United States    42

election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.
Conflicting and Excluded Proposals
SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.
During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.
In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues:
•The threshold proposed by the shareholder resolution;
•The threshold proposed or established by management and the attendant rationale for the threshold;
•Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
•The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.
2024 Benchmark Policy Guidelines — United States    43

Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.
In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee.
In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following:
•The nature of the underlying issue;
•The benefit to shareholders of implementing the proposal;
•The materiality of the differences between the terms of the shareholder proposal and management proposal;
•The context of a company’s shareholder base, corporate structure and other relevant circumstances; and
•A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.
In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders, and value and respect the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance.
We view the shareholder proposal process as an important part of advancing shareholder rights and encouraging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review we believe that the exclusion of a shareholder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee.
2024 Benchmark Policy Guidelines — United States    44

Transparency and Integrity in Financial Reporting
Auditor Ratification
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”41
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (CAMs) will also be
41 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
2024 Benchmark Policy Guidelines — United States    45

required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.
Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclosures can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1.When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.42
3.When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.When audit fees are excessively low, especially when compared with other companies in the same industry.
5.When the company has aggressive accounting policies.
6.When the company has poor disclosure or lack of transparency in its financial statements.
7.Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
8.We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
9.In determining whether shareholders would benefit from rotating the company’s auditor, where relevant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When Glass Lewis considers ongoing litigation and significant controversies, it is mindful that such matters may involve unadjudicated allegations. Glass Lewis does not assume the truth of such allegations or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.”
42 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
2024 Benchmark Policy Guidelines — United States    46

Pension Accounting Issues
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation
(Say-on-Pay)
2024 Benchmark Policy Guidelines — United States    47

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of
“against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.
Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:
•The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
•The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;
•The quality and content of the company’s disclosure;
•The quantum paid to executives; and
•The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.
We also review any significant changes or modifications, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to Glass Lewis recommendations. Additionally, while we recognize their rarity in the U.S. market, beneficial features such as but not limited to post-vesting and/or post-termination holding requirements may be viewed positively in our holistic analysis.
Say-on-Pay Voting Recommendations
In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally, such instances include:
•Evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades),
2024 Benchmark Policy Guidelines — United States    48

•Unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.),
•Questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or
•Other egregious compensation practices.
Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:
•Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
•Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;
•Insufficient response to low shareholder support;
•Problematic contractual payments, such as guaranteed bonuses;
•Insufficiently challenging performance targets and/or high potential payout opportunities;
•Performance targets lowered without justification;
•Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
•High executive pay relative to peers that is not justified by outstanding company performance; and
•The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”).
The aforementioned issues may also influence Glass Lewis’ assessment of the structure of a company’s compensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns, a “Fair” rating represents a compensation program with some concerns and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices.
We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a thorough discussion of all elements of compensation, a “Fair” rating represents an adequate discussion of all or most elements of compensation and a “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.
In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers.
Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on "Compensation Committee Performance" for more information.)
Company Responsiveness
When companies receive a significant level of shareholder opposition to a say-on-pay proposal, which occurs when more than 20% of votes on the proposal are cast as AGAINST and/or ABSTAIN. we believe the board
2024 Benchmark Policy Guidelines — United States    49

should demonstrate a commensurate level of engagement and responsiveness to the concerns behind the disapproval, with a particular focus on responding to shareholder feedback. When assessing the level of opposition to say-on-pay proposals, we may further examine the level of opposition among disinterested shareholders as an independent group. While we recognize that sweeping changes cannot be made to a compensation program without due consideration, and that often a majority of shareholders may have voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90%, we believe the compensation committee should provide some level of response to a significant vote against. In general, our expectations regarding the minimum appropriate levels of responsiveness will correspond with the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and through the persistence of shareholder disapproval over time.
Responses we consider appropriate include engaging with large shareholders, especially dissenting shareholders, to identify their concerns, and, where reasonable, implementing changes and/or making commitments that directly address those concerns within the company’s compensation program. In cases where particularly egregious pay decisions caused the say on pay proposal to fail, Glass Lewis will closely consider whether any changes were made directly relating to the pay decision that may address structural concerns that shareholders have. In the absence of any evidence in the disclosure that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder protest and the severity and history of compensation practices.
Pay for Performance
Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for our clients to determine how well companies link executive compensation to relative performance. Companies that demonstrate a weaker link are more likely to receive a negative recommendation; however, other qualitative factors such as overall incentive structure, significant forthcoming changes to the compensation program or reasonable long-term payout levels may mitigate our concerns to a certain extent.
While we assign companies a letter grade of A, B, C, D or F based on the alignment between pay and performance, the grades derived from the Glass Lewis pay-for-performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows:
Grade of A: The company’s percentile rank for pay is significantly less than its percentile rank for performance
Grade of B: The company’s percentile rank for pay is moderately less than its percentile rank for performance
Grade of C: The company’s percentile rank for pay is approximately aligned with its percentile rank for          performance
Grade of D: The company’s percentile rank for pay is higher than its percentile rank for performance
Grade of F: The company’s percentile rank for pay is significantly higher than its percentile rank for performance
Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels may be discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context.
2024 Benchmark Policy Guidelines — United States    50

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, supplemental quantitative factors like analyses of realized pay levels and the “compensation actually paid” data mandated by the SEC’s 2022 final rule regarding pay versus performance may be considered, and other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.
In determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both market and industry peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by Diligent Intel based on Glass Lewis’ methodology and using Diligent Intel’s data.
Selecting an appropriate peer group to analyze a company’s compensation program is a subjective determination, requiring significant judgment and on which there is not a “correct” answer. Since the peer group used is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, will affect the resulting analyses. While Glass Lewis believes that the independent, rigorous methodology it uses provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also presented in the Proxy Paper for comparative purposes.
Short-Term Incentives
A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STI plans to be based on company-wide or divisional financial measures as well as non-financial, qualitative or non-formulaic factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.
Further, the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance levels from the previous year.
Glass Lewis recognizes that disclosure of some measures or performance targets may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. We also believe any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing
2024 Benchmark Policy Guidelines — United States    51

calculated payouts or retroactively pro-rating performance periods, we expect a robust discussion of why the decision was necessary. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statements should be provided. Adjustments to GAAP figures may be considered in Glass Lewis’ assessment of the effectiveness of the incentive at tying executive pay with performance. Moreover, Glass Lewis believes that in circumstances where significant adjustments were applied to performance results, thorough, detailed discussion of adjustments akin to a GAAP-to-non-GAAP reconciliation and their impact on payouts within the proxy statement is warranted. The absence of such enhanced disclosure for significant adjustments will impact Glass Lewis' assessment of the quality of disclosure and, in turn, may play a role in the overall recommendation for the advisory vote on executive compensation. Glass Lewis recognizes the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant, material events that would otherwise be excluded from performance results of selected metrics of incentive programs. For instance, major litigation settlement charges may be removed from non-GAAP results before the determination of formulaic incentive payouts, or health and safety failures may not be reflected in performance results where companies do not expressly include health and safety metrics in incentive plans; such events may nevertheless be consequential to corporate performance results, impact the shareholder experience, and, in some cases, may present material risks. Conversely, certain events may adversely impact formulaic payout results despite being outside executives' control. We believe that companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. The inclusion of this disclosure may be helpful when we consider concerns around the exercise or absence of committee discretion.
We do not generally recommend against a pay program due to the use of a non-formulaic plan. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may help drive a negative recommendation.
Long-Term Incentives
Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (LTI) plans. These include:
•No re-testing or lowering of performance conditions;
•Performance metrics that cannot be easily manipulated by management;
•Two or more performance metrics;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Performance periods of at least three years;
2024 Benchmark Policy Guidelines — United States    52

•Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;
•Reasonable individual award limits; and
•Equity granting practices that are clearly disclosed.
In evaluating long-term incentive grants, Glass Lewis generally believes that at least half of the grant should consist of performance-based awards, putting a material portion of executive compensation at-risk and demonstrably linked to the performance of the company. While we will consistently raise concern with programs that do not meet this criterion, we may refrain from a negative recommendation in the absence of other significant issues with the program’s design or operation. However, in cases where performance-based awards are significantly rolled back or eliminated from a company’s long-term incentive plan, such decisions will generally be viewed negatively outside of exceptional circumstances and may lead to a recommendation against the proposal.
As with the short-term incentive, Glass Lewis recognizes the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant events that would otherwise be excluded from performance results of selected metrics of incentive programs. We believe that companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. Furthermore, considerations related to the use of non-GAAP metrics under the STI plan similarly apply to the long-term incentive program.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should the company’s judgment on the use of discretion and any significant changes to the performance program structure.
While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal performance benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating potential changes to LTI plans and determining the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see above for more information) and specifically the proportion of total compensation that is stock-based.
Grants of Front-Loaded Awards
Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. The so-called “mega-grant”, an outsized award to one individual sometimes valued at over $100
2024 Benchmark Policy Guidelines — United States    53

million is sometimes but not always provided as a front-loaded award. We believe shareholders should generally be wary of this approach, and we accordingly weigh these grants with particular scrutiny.
While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies or to respond to other unforeseen factors. Additionally, if structured poorly, early vesting of such awards may reduce or eliminate the retentive power at great cost to shareholders. The considerable emphasis on a single grant can place intense pressures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.
We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided. In situations where the front-loaded award was meant to cover a certain portion of the regular long-term incentive grant for each year during the covered period, our analysis of the value of the remaining portion of the regular long-term incentives granted during the period covered by the award will account for the annualized value of the front-loaded portion, and we expect no supplemental grant be awarded during the vesting period of the front-loaded portion.
The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In our qualitative analysis of the grants of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis and may compare this result to the prior practice and peer data, among other benchmarks. Additionally, for awards that are granted in the form of equity, Glass Lewis may consider the total potential dilutive effect of such award on shareholders.
Linking Executive Pay to Environmental and Social Criteria
Glass Lewis believes that explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.
When a company is introducing E&S criteria into executive incentive plans, we believe it is important that companies provide shareholders with sufficient disclosure to allow them to understand how these criteria align with its strategy. Additionally, Glass Lewis recognizes that there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized. For example, we believe that shareholders should interrogate the use of metrics that award executives for ethical behavior or compliance with policies and regulations. It is our
2024 Benchmark Policy Guidelines — United States    54

view that companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, particularly in the case of qualitative metrics, we believe that shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, we believe that shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.
While we believe that companies should generally set long-term targets for their environmental and social ambitions, we are mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics. We also are of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may resolve that including E&S criteria in the annual bonus may help to incentivize the achievement of short-term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.
One-Time Awards
Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation and a discussion of how the quantum of the award and its structure were determined. Further, such awards should be tied to future service and performance whenever possible.
Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.
Contractual Payments and Arrangements
Beyond the quantum of contractual payments, Glass Lewis will also consider the design of any entitlements. Certain executive employment terms may help to drive a negative recommendation, including, but not limited to:
•Excessively broad change in control triggers;
•Inappropriate severance entitlements;
•Inadequately explained or excessive sign-on arrangements;
•Guaranteed bonuses (especially as a multiyear occurrence); and
•Failure to address any concerning practices in amended employment agreements.
In general, we are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.
2024 Benchmark Policy Guidelines — United States    55

Sign-on Awards and Severance Benefits
We acknowledge that there may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.
We believe sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.
With respect to severance, we believe companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements. However, where Glass Lewis determines that such predetermined payouts are particularly problematic or unfavorable to shareholders, we may consider the execution of such payments in a negative recommendation for the advisory vote on executive compensation.
In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. We consider the inclusion of long-term incentives in cash severance calculations to be inappropriate, particularly given the commonality of accelerated vesting and the proportional weight of long-term incentives as a component of total pay. Additional considerations, however, will be accounted for when reviewing atypically structured compensation approaches.
Change in Control
Glass Lewis considers double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, to be best practice. Any arrangement that is not explicitly double-trigger may be considered a single-trigger or modified single-trigger arrangement.
Further, we believe that excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.
Excise Tax Gross-ups
Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit.
Depending on the circumstances, the addition of new gross-ups around this excise tax may lead to negative recommendations for a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in the
2024 Benchmark Policy Guidelines — United States    56

future. For situations in which the addition of new excise tax gross ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.
Amended Employment Agreements
Any contractual arrangements providing for problematic pay practices which are not addressed in materially amended employment agreements will potentially be viewed by Glass Lewis as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.
Recoupment Provisions (Clawbacks)
On October 26, 2022, the SEC adopted Rule 10D-1 under the Securities Exchange Act of 1934. The rule mandates national securities exchanges and associations to promulgate new listing standards requiring companies to maintain recoupment policies (“clawback provisions”). The final clawback listing standards were approved by the SEC, effective October 2, 2023 and required listed companies to adopt a compliant policy by December 1, 2023. Glass Lewis believes that clawback provisions play an important role in mitigating excessive risk-taking that may be encouraged by poorly structured variable incentive programs. Current listing standards require recoupment of erroneously awarded payouts to current and former executive officers in the event of an accounting restatement or correction to previous financial statements that is material to the current period, regardless of fault or misconduct.

Glass Lewis recognizes that excessive risk-taking that can materially and adversely impact shareholders may not necessarily result in such restatements. We believe that clawback policies should allow recovery from current and former executive officers in the event of a restatement of financial results or similar revision of performance indicators upon which the awards were based. Additionally, recoupment policies should provide companies with the ability to claw back variable incentive payments (whether time-based or performance-based) when there is evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted.

In situations where the company ultimately determines not to follow through with recovery, Glass Lewis will assess the appropriateness of such determination for each case. A thorough, detailed discussion of the company's decision to not pursue recoupment and, if applicable, how the company has otherwise rectified the disconnect between executive pay outcomes and negative impacts of their actions on the company and the shareholder experience will be considered. The absence of such enhanced disclosure may impact Glass Lewis' assessment of the quality of disclosure and, in turn, may play a role in Glass Lewis' overall recommendation for the advisory vote on executive compensation. The clawback policy should provide recoupment authority regardless of whether the employment of the executive officer was terminated with or without cause.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should
2024 Benchmark Policy Guidelines — United States    57

adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.
Pledging of Stock
Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management, and therefore we recognize the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.
Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
•The number of shares pledged;
•The percentage executives’ pledged shares are of outstanding shares;
•The percentage executives’ pledged shares are of each executive’s shares and total assets;
•Whether the pledged shares were purchased by the employee or granted by the company;
•Whether there are different policies for purchased and granted shares;
•Whether the granted shares were time-based or performance-based;
•The overall governance profile of the company;
•The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•The nature and cyclicality, if applicable, of the company’s industry;
•The participation and eligibility of executives and employees in pledging;
•The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
•Disclosure of the extent of any pledging, particularly among senior executives.
Executive Ownership Guidelines
The alignment between shareholder interests and those of executives represents an important assurance to disinterested shareholders that executives are acting in their best long-term interests. Companies should facilitate this relationship through the adoption and enforcement of minimum executive share ownership requirements. Companies should clearly disclose their executive ownership requirements in their Compensation Discussion and Analysis section and how the various types of outstanding equity awards are counted or excluded from the ownership level calculation.
2024 Benchmark Policy Guidelines — United States    58

In determining whether executives have met the requirements or not, the inclusion of unearned performance-based full value awards and/or unexercised stock options without cogent rationale may be viewed as problematic. While Glass Lewis views the inclusion of unearned performance-based equity in the ownership determination as problematic, we continue to believe that performance-based equity compensation plays an important role in aligning executive pay with performance.
Compensation Consultant Independence
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.
We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceed those paid for compensation consulting.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.
Frequency of Say-on-Pay
The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.
2024 Benchmark Policy Guidelines — United States    59

Vote on Golden Parachute Arrangements
The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation not only for the golden parachute proposal under review, but for the next say-on-pay proposal of any involved corporate parties, as well as recommendations against their compensation committee as appropriate.
Equity-Based Compensation Proposals
We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program, and we analyze such plans accordingly based on both quantitative and qualitative factors.
Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.
We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.
2024 Benchmark Policy Guidelines — United States    60

We evaluate equity plans based on certain overarching principles:
•Companies should seek more shares only when needed;
•Requested share amounts or share reserves should be conservative in size so that companies must seek shareholder approval every three to four years (or more frequently);
•If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
•The expected annual cost of the plan should be proportional to the business’s value;
•The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
•Plans should not permit repricing of stock options without shareholder approval;
•Plans should not contain excessively liberal administrative or payment terms;
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Meanwhile, for individual equity award proposals where the recipient of the proposed grant is also a large shareholder of the company whose vote can materially affect the passage of the proposal, we believe that the company should strongly consider the level of approval from disinterested shareholders before proceeding with the proposed grant. Glass Lewis recognizes potential conflicts of interests when vote outcomes can be heavily influenced by the recipient of the grant. A required abstention vote or non-vote from the recipient for an equity award proposal in these situations can help to avoid such conflicts. This favorable feature will be weighed alongside the structure, disclosure, dilution, provided rationale, and other provisions related to the individual award to assess the award’s alignment with long-term shareholder interests.
Option Exchanges and Repricing
Glass Lewis is generally opposed to the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk- and opportunity-taking for the company by employees.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
2024 Benchmark Policy Guidelines — United States    61

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, we would expect the impact to approximately reflect the market or industry price decline in terms of timing and magnitude. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, we may opt to support a repricing or option exchange program only if sufficient conditions are met. We are largely concerned with the inclusion of the following features:
•Officers and board members cannot participate in the program; and
•The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.
•In our evaluation of the appropriateness of the program design, we also consider the inclusion of the following features:
•The vesting requirements on exchanged or repriced options are extended beyond one year;
•Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and
•Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, Glass Lewis identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study
2024 Benchmark Policy Guidelines — United States    62

concluded, were associated with greater CEO influence on the company’s compensation and governance practices.43
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity.
When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our proprietary model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.
Employee Stock Purchase Plans
Glass Lewis believes that employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase
43 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

2024 Benchmark Policy Guidelines — United States    63

activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.
Executive Compensation Tax Deductibility — Amendment to IRC 162(M)
The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.
As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued
exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

2024 Benchmark Policy Guidelines — United States    64

Governance Structure and the Shareholder Franchise
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
•The form of offer is not required to be an all-cash transaction;
•The offer is not required to remain open for more than 90 business days;
•The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•There is no fairness opinion requirement; and
•There is a low to no premium requirement.
Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”44 In this case, a company may adopt or amend a poison pill (NOL pill) in order to prevent an inadvertent change of ownership
44 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.
2024 Benchmark Policy Guidelines — United States    65

by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
In many cases, companies will propose the adoption of bylaw amendments specifically restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.
As with traditional poison pills, NOL pills may deter shareholders and potentially serve as entrenchment mechanisms. Certain features such as low thresholds combined with acting in concert provisions, among other concerning terms, may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, we believe this may raise concerns as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct, or multiple shareholders party to a formal or informal agreement collaborating to influence the board and management of a company, and aggregate the ownership of such shareholders towards the triggering threshold. In our view, acting in concert provisions broadly limit the voice of shareholders and may diminish their ability to engage in a productive dialogue with the company and with other shareholders. When a board adopts defensive measures without engaging with shareholders, we take a dim view of the board and the overall governance of the company.
As such, Glass Lewis evaluates NOL pills on a strictly case-by-case basis, taking into consideration, among other factors: (i) the value of the NOLs to the company; (ii) the likelihood of a change of ownership based on the size of the holdings and the nature of the larger shareholders; (iii) the trigger threshold; (iv) the duration of the plan (i.e., whether it contains a reasonable “sunset” provision, generally one year or less); (v) the inclusion of an acting in concert provision; (vi) whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism; and (vii) if the pill is subject to periodic board review and/or shareholder ratification.
We believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested
2024 Benchmark Policy Guidelines — United States    66

shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
Control Share Statutes
Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.” Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the board approves them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.

Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute to any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone. In certain other states, companies must adopt control share statutes.

In our view, control share statues disenfranchise shareholders by reducing their voting power to a level less than their economic interest and effectively function as an anti-takeover device. We believe all shareholders should have an opportunity to vote all of their shares. Moreover, anti-takeover measures may prevent shareholders from receiving a buy-out premium for their stock.

As such, we will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and against proposals to amend the charter to include control share acquisition provisions.

Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, we will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
2024 Benchmark Policy Guidelines — United States    67

Quorum Requirements
Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.
We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base.
Director and Officer Indemnification
While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.
Officer Exculpation
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors from breach of fiduciary duty of care claims if the corporation’s certificate of incorporation includes an exculpation provision.
The amendment authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the corporation’s SEC filings, and (iii) individuals who have agreed to be identified as officers of the corporation.
Corporate exculpation provisions under the DGCL only apply to claims for breach of the duty of care, and not to breaches of the duty of loyalty. Exculpation provisions also do not apply to acts or omissions not in good faith or that involve intentional misconduct, knowing violations of the law, or transactions involving the receipt of any improper personal benefits. Furthermore, officers may not be exculpated from claims brought against them by, or in the right of, the corporation (i.e., derivative actions).
Under Section 102(b)(7), a corporation must affirmatively elect to include an exculpation provision in its certificate of incorporation. We will closely evaluate proposals to adopt officer exculpation provisions on a case-by-case basis. We will generally recommend voting against such proposals eliminating monetary liability for
2024 Benchmark Policy Guidelines — United States    68

breaches of the duty of care for certain corporate officers, unless compelling rationale for the adoption is provided by the board, and the provisions are reasonable.
Reincorporation
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:
•Is the board sufficiently independent?
•Does the company have anti-takeover protections such as a poison pill or classified board in place?
•Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
•Do shareholders have the right to call special meetings of shareholders?
•Are there other material governance issues of concern at the company?
•Has the company’s performance matched or exceeded its peers in the past one and three years?
•How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
•Does the company have an independent chair?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
Exclusive Forum and Fee-Shifting Bylaw Provisions
Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.
For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the
2024 Benchmark Policy Guidelines — United States    69

provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.
Authorized Shares
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
1.Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
2.Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
3.Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
4.Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend
2024 Benchmark Policy Guidelines — United States    70

against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
With regard to authorizations and/or increases in preferred shares, Glass Lewis is generally against such authorizations, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. Therefore, we will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or discloses a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
Advance Notice Requirements
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
Virtual Shareholder Meetings
A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures
2024 Benchmark Policy Guidelines — United States    71

shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
We will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Voting Structure
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
We generally consider a multi-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock. We will generally recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
At companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting
2024 Benchmark Policy Guidelines — United States    72

rights, we will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management we believe that boards should engage with shareholders and provide a more robust response to fully address shareholder concerns.
Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will
2024 Benchmark Policy Guidelines — United States    73

of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
Transaction of Other Business
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.
Anti-Greenmail Proposals
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
Mutual Funds: Investment Policies and Advisory Agreements
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•The terms of any amended advisory or sub-advisory agreement;
•Any changes in the fee structure paid to the investment advisor; and
•Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.
Real Estate Investment Trusts
2024 Benchmark Policy Guidelines — United States    74

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the 100 Shareholder Test) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
Preferred Stock Issuances at REITs
Glass Lewis is generally against the authorization of "blank-check preferred stock." However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.
Business Development Companies
Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
Authorization to Sell Shares at a Price Below Net Asset Value
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (NAV). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:
•The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e., the meeting date);
•The proposed discount below NAV is minimal (ideally no greater than 20%);
•The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
2024 Benchmark Policy Guidelines — United States    75

•A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.
Auditor Ratification and Below-NAV Issuances
When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.
Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality.
Special Purpose Acquisition Companies
Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.
SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.
Extension of Business Combination Deadline
Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.
2024 Benchmark Policy Guidelines — United States    76

Glass Lewis believes management and the board are generally in the best position to determine when the extension of a business combination deadline is needed. We therefore generally defer to the recommendation of management and support reasonable extension requests.
SPAC Board Independence
The board of directors of a SPAC’s acquisition target is in many cases already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different. Glass Lewis does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, we will therefore consider such directors to be independent.
Director Commitments of SPAC Executives
We believe the primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, we will generally apply our higher limit for company directorships. As a result, we generally recommend that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Shareholder Proposals
Glass Lewis believes that shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. We also believe that companies should be transparent on how they are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.
To that end, we evaluate all shareholder proposals on a case-by-case basis with a view to promoting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of our policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
2024 Benchmark Policy Guidelines — United States    77

Overall Approach to Environmental, Social & Governance Issues
Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. We also are of the view that governance is a critical factor in how companies manage environmental and social risks and opportunities and that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have material environmental and social implications. We believe that directors should monitor management’s performance in both capitalizing on environmental and social opportunities and mitigating environmental and social risks related to operations in order to best serve the interests of shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, we believe that shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, we believe shareholders should seek to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. In such instances, we will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, Glass Lewis does so in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social issues. However, we recognize that these risks manifest themselves differently at each company as a result of a company’s operations, workforce, structure, and geography, among other factors. Accordingly, we place a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, Glass Lewis examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, we believe that firms should consider their exposure to risks
2024 Benchmark Policy Guidelines — United States    78

emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions in which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, we believe it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, Glass Lewis is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. Glass Lewis does not assume the truth of such allegations or charges or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
Glass Lewis believes that one of the most crucial factors in analyzing the risks presented to companies in the form of environmental and social issues is the level and quality of oversight over such issues. When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. When companies have not provided for explicit, board-level oversight of environmental and social matters and/or when a substantial environmental or social risk has been ignored or inadequately addressed, we may recommend voting against members of the board. In addition, or alternatively, depending on the proposals presented, we may also consider recommending voting in favor of relevant shareholder proposals or against other relevant management-proposed items, such as the ratification of auditor, a company’s accounts and reports, or ratification of management and board acts.

2024 Benchmark Policy Guidelines — United States    79

Connect with Glass Lewis

Corporate Website     | www.glasslewis.com

Email     | info@glasslewis.com

Social    | @glasslewis     Glass, Lewis & Co.

Global Locations

North America Asia Pacific
United States
Headquarters
100 Pine Street, Suite 1925
San Francisco, CA 94111
+1 415 678 4110

New York, NY
+1 646 606 2345
2323 Grand Boulevard
Suite 1125
Kansas City, MO 64108
+1 816 945 4525

Australia
CGI Glass Lewis
Suite 5.03, Level 5
255 George Street
Sydney NSW 2000
+61 2 9299 9266
Japan
Shinjuku Mitsui Building
11th floor
2-1-1, Nishi-Shinjuku, Shinjuku-ku,
Tokyo 163-0411, Japan
Europe
Ireland
15 Henry Street
Limerick V94 V9T4
+353 61 534 343
United Kingdom
80 Coleman Street
Suite 4.02
London EC2R 5BJ
+44 20 7653 8800
France
Proxinvest
6 Rue d’Uzès
75002 Paris
+33 ()1 45 51 50 43
Germany
IVOX Glass Lewis
Kaiserallee 23a
76133 Karlsruhe
+49 721 35 49622

2024 Benchmark Policy Guidelines — United States    80

DISCLAIMER
© 2023 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.
All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.
2024 Benchmark Policy Guidelines — United States    81

Global Overview

GLASS LEWIS

Benchmark Policy Guideline Updates

2024

www.glasslewis.com

Global Summary of 2024 Benchmark Policy Guideline Updates    2

Global Summary of 2024 Benchmark Policy Guideline Updates    3

About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Global Summary of 2024 Benchmark Policy Guideline Updates    4

Introduction & Process
This document includes a summary of all key updates made to our market-based benchmark policy guidelines for 2024, covering regions with a H1 “proxy season.” A detailed overview of the policies we apply in each market is available on our website.
These benchmark policy guidelines form the basis of our analysis and voting recommendations for companies traded in each applicable geographic region. They generally reflect the current, predominant views of institutional investor clients on corporate governance best practices and incorporate the evaluation of material environmental and social issues through the lens of long-term shareholder value. In conducting our analysis, we also review each company and proposal on a case-by-case basis, considering the company’s performance, industry, stock exchange, place of incorporation and other factors.
Glass Lewis Benchmark Policy Updates
Glass Lewis evaluates the benchmark policy guidelines on an ongoing basis. We update them annually, and when material changes to regulation or market practice occur during the year. For markets that conduct their proxy season in the first half of the calendar year, annual policy updates are published in November and December, taking effect at the start of the next calendar year. For markets that hold their proxy season later in the calendar year (Australia, India, New Zealand and South Africa), annual policy updates are published one-to-two months ahead of the season.
In developing our policies, we consider a diverse range of perspectives and inputs, with ongoing analysis of regulatory developments, academic research and evolving market practices as a starting point. We incorporate insights gained from discussions with institutional investors, trade groups and other market participants, as well as meetings of the Glass Lewis Research Advisory Council. Further, our public company engagement program helps to shape our guidelines by adding essential market- and industry-specific context.
This year, we augmented our policy review process by offering all Glass Lewis institutional investor clients, as well as corporate and other subscribers to our research, the opportunity to weigh in on various corporate governance matters. The goal of this survey was to formalize our existing processes for incorporating client and market perspectives, with a focus on policy areas where we have recently observed new practices or where our previous discussions and engagements with investors, corporate issuers and other stakeholders have not yielded a clear consensus. We are pleased that in its first year, the Glass Lewis Client Policy Survey generated strong interest from a range of market participants, with over 500 total responses.
Beyond the Benchmark
It is important to note that the Glass Lewis benchmark policy is just one voting option Glass Lewis clients can choose, either to adopt as their own or to use as a starting point for the creation of their own custom policy.
Glass Lewis serves a global client base with a broad range of views on corporate governance issues. For this reason, Glass Lewis offers its clients a menu of other “thematic” policy options, which are distinct from the benchmark policy, and which reflect different perspectives on investment and share ownership strategies.
For more information on our thematic voting policy options or to inquire about implementing your own custom policy, please contact us.
Global Summary of 2024 Benchmark Policy Guideline Updates    5

Americas
Argentina
Director Accountability for Climate-Related Issues
As of 2023, Glass Lewis included a new discussion on director accountability for climate related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk.
Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to the most large-cap companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Cyber Risk Oversight
We have expanded our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis, and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Director Attendance
We have clarified that in our assessment of director attendance, we typically recommend voting against the re-election of directors that attended fewer than (i) 75% of board meetings; or (ii) an aggregate of 75% of board and applicable committee meetings. We will continue to typically grant exceptions to directors in their first year of service on a board or when the company discloses mitigating circumstances for a director’s poor attendance record.
Global Summary of 2024 Benchmark Policy Guideline Updates    6

Accounts and Reports
We have clarified that, on a case-by-case basis, we may recommend that shareholders vote against proposals to approve or acknowledge a company’s accounts and reports in instances where the statutory auditor has refused to provide an unqualified opinion on the financial statements. In these circumstances, we will assess the reasoning provided by the statutory auditor as well as any relevant disclosure from the company.
Further, we have clarified that in cases where the statutory auditor has included an emphasis of matter or raised concerns regarding the going concern basis of a company in its report on the financial statements, this will generally not lead to a recommendation to vote against proposals to approve or acknowledge a company’s accounts and reports unless there are other legitimate concerns regarding the integrity of the financial statements and reports.
Brazil
Director Accountability for Climate-Related Issues
Beginning in 2023, Glass Lewis included a new discussion on director accountability for climate related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk.
For companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to most large-cap companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Cyber Risk Oversight
We have expanded our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis, and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Global Summary of 2024 Benchmark Policy Guideline Updates    7

Director Attendance
We have clarified that in our assessment of director attendance, we typically recommend voting against the re-election of directors that attended fewer than (i) 75% of board meetings; or (ii) an aggregate of 75% of board and applicable committee meetings. We will continue to typically grant exceptions to directors in their first year of service on a board or when the company discloses mitigating circumstances for a director’s poor attendance record.
Accounts and Reports
We have clarified that, on a case-by-case basis, we may recommend that shareholders vote against proposals to approve or acknowledge a company’s accounts and reports in instances where the statutory auditor has refused to provide an unqualified opinion on the financial statements. In these circumstances, we will assess the reasoning provided by the statutory auditor as well as any relevant disclosure from the company.
Further, we have clarified that in cases where the statutory auditor has included an emphasis of matter or raised concerns regarding the going concern basis of a company in its report on the financial statements, this will generally not lead to a recommendation to vote against proposals to approve or acknowledge a company’s accounts and reports unless there are other legitimate concerns regarding the integrity of the financial statements and reports.
Canada
Board Accountability for Climate-Related Issues
Beginning in 2023, Glass Lewis included a new discussion on director accountability for climate-related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk.
Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to TSX 60 companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Human Capital Management
We have updated our guidelines to state that in egregious cases where a board has failed to respond to legitimate concerns with a company’s human capital management practices, we may recommend voting against the chair of the committee tasked with oversight of the company’s environmental and/or social issues, the chair of the governance committee or the chair of the board, as applicable.
Global Summary of 2024 Benchmark Policy Guideline Updates    8

Cyber Risk Oversight
We have expanded our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient or not clearly outlined to shareholders.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Audit Financial Expert Designation
We have revised the criteria by which we designate a director as an “audit financial expert”. Specifically, we would generally expect company disclosure of such a director’s experience as one or more of the following: (i) a chartered accountant; (ii) a certified public accountant; (iii) a former or current CFO of a public company or corporate controller of similar experience; (iv) a current or former partner of an audit company; or (v) having similar demonstrably meaningful audit experience. We now consider the audit financial expert designation distinctly from the financial skill in our skills matrix, which encompasses more generalized financial professional experience beyond accounting or audit experience.
Clawback Provisions
We have updated our policy on the utility of clawback provisions to reflect that the negative impacts of excessive risk-taking do not always result in financial restatements but may nonetheless prove harmful to shareholder value. We believe effective clawback policies should provide companies with the power to recoup incentive compensation from an executive when there is evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted. Such power to recoup should be provided regardless of whether the employment of the executive officer was terminated with or without cause. In these circumstances, rationale should be provided if the company determines ultimately to refrain from recouping compensation as well as disclosure of alternative measures that are instead pursued, such as the exercise of negative discretion on future payments.
Executive Ownership Guidelines
In a new section of these guidelines, we have added a discussion to formally outline our approach to executive ownership guidelines. We believe that companies should facilitate an alignment between the interests of the executive leadership with those of long-term shareholders by adopting and enforcing minimum share ownership rules for its named executive officers. Companies should provide clear disclosure in the Compensation Discussion and Analysis section of the proxy statement of their executive share ownership requirements and how various outstanding equity awards are treated when determining an executive’s level of ownership.
Global Summary of 2024 Benchmark Policy Guideline Updates    9

In the process of determining an executive’s level of share ownership, counting unearned performance-based full value awards and/or unvested/unexercised stock options is inappropriate. Companies should provide a cogent rationale should they count these awards towards shares held by an executive.
Proposals for Equity Awards for Shareholders
Regarding proposals seeking approval for individual equity awards, we have expanded our section on front-loaded awards to include discussion on provisions requiring the non-vote or vote of abstention from a shareholder if the shareholder is also the recipient of the proposed grant. Such provisions help to address potential conflict of interest issues and provide disinterested shareholders with more equal say over the proposal. The inclusion of such provisions will be viewed positively during our holistic analysis, especially when a vote from the recipient of the proposed grant would materially influence the passage of the proposal.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Nominating and/or Corporate Governance Committees
In Canada, the committees that are charged with nominating and corporate governance responsibilities may be combined or separate. Therefore, to clearly delineate our expectations for each committee in cases where they are not combined, we have separated the previous “Nominating and Corporate Governance Committee Performance” section into individual sections for “Nominating Committee Performance” and “Corporate Governance Committee Performance”.
Governance Following an IPO, Spin-Off or Direct Listing
We have expanded our section on how we examine governance following an IPO, spin-off or direct listing to note that, while we generally refrains from issuing voting recommendations on the basis of corporate governance best practices in such cases, where we determine that the board has approved overly restrictive governing documents, we may recommend voting against members of the governance committee (or the board chair, in the absence of this committee). Moreover, we have clarified in this section that in the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, we will generally recommend against the chair of the governance committee or most senior representative of the major shareholder up for election if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less).
Reconciliation of Accounting Standards
We have expanded the discussion of our approach to the use of non-IFRS/GAAP measures in incentive programs to emphasize the need for thorough and transparent disclosure in the proxy statement that will assist shareholders in reconciling the difference between non-IFRS/GAAP results used for incentive payout determinations and reported IFRS/GAAP results. Particularly in situations where significant adjustments were applied, the lack of such disclosure will impact Glass Lewis’ assessment of the quality of executive pay disclosure and may be a factor in our recommendation for the say-on-pay.
Global Summary of 2024 Benchmark Policy Guideline Updates    10

MILA (Chile, Colombia, Mexico and Peru)
No Material Changes
While we have updated certain sections of these guidelines to reflect recent regulatory developments, for the 2024 year we have made no noteworthy revisions and will continue to apply our guidelines taking into account the market’s regulations as well as international best practices.
United States
Material Weaknesses
We have included a new discussion on our approach to material weaknesses. Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting. A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis.
We believe it is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness, we will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.
Cyber Risk Oversight
We have updated our discussion on our approach to cyber risk oversight. On July 26, 2023, the U.S. Securities and Exchange Commission (SEC) announced rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them; furthermore, in annual reports, they must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects and past incidents' impacts. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023. Given the continued regulatory focus on and the potential adverse outcomes from cyber-related issues, it is our view that cyber risk is material for all companies.
In the absence of material cybersecurity incidents, we will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, we will closely evaluate the board’s oversight of cybersecurity as well as the company’s response and disclosures.
Moreover, in instances where a company has been materially impacted by a cyber-attack, we believe shareholders can reasonably expect periodic updates from the company communicating its ongoing progress towards resolving and remediating the impact of the cyber-attack. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or
Global Summary of 2024 Benchmark Policy Guideline Updates    11

technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient or are not provided to shareholders.
Board Oversight of Environmental and Social Issues
We have updated our discussion of board oversight of environmental and social issues. Given the importance of the board’s role in overseeing environmental and social risks, we believe that this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
When evaluating the board’s role in overseeing environmental and/or social issues, we will examine a company’s committee charters and governing documents to determine if the company has codified a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Board Accountability for Climate-Related Issues
We have updated our discussion of board accountability for climate-related issues, and how our policy is applied. In 2023, our policy on this topic was applied to the largest, most significant emitters; however beginning in 2024, Glass Lewis will apply this policy to companies in the S&P 500 index operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that the companies’ GHG emissions represent a financially material risk, as well as companies where we believe emissions or climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk.
We will assess whether such companies have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We have further clarified that we will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where we find either of these disclosures to be absent of significantly lacking, we may recommend voting against responsible directors.
Clawback Provisions
In light of new NYSE and Nasdaq listing requirements to comply with SEC Rule 10D-1 under the Securities Exchange Act of 1934, Glass Lewis has updated our views on the utility of clawback provisions. Although the negative impacts of excessive risk-taking do not always result in financial restatements, they may nonetheless prove harmful to shareholder value. In addition to meeting listing requirements, effective clawback policies should provide companies with the power to recoup incentive compensation from an executive when there is evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted. Such power to recoup should be provided regardless of whether the employment of the executive officer was terminated with or without cause. In these circumstances, rationale should be provided if the company determines ultimately to refrain from recouping compensation as well as disclosure of alternative measures that are instead pursued, such as the exercise of negative discretion on future payments.
Global Summary of 2024 Benchmark Policy Guideline Updates    12

Executive Ownership Guidelines
We have added a discussion to formally outline our approach to executive ownership guidelines. We believe that companies should facilitate an alignment between the interests of the executive leadership with those of long-term shareholders by adopting and enforcing minimum share ownership rules for their named executive officers. Companies should provide clear disclosure in the Compensation Discussion and Analysis section of the proxy statement of their executive share ownership requirements and how various outstanding equity awards are treated when determining an executive’s level of ownership.
In the process of determining an executive’s level of share ownership, counting unearned performance-based full value awards and/or unexercised stock options is inappropriate. Companies should provide a cogent rationale should they count these awards towards shares held by an executive.
Proposals for Equity Awards for Shareholders
Regarding proposals seeking approval for individual equity awards, we have included new discussion of provisions that require a non-vote, or vote of abstention, from a shareholder if the shareholder is also the recipient of the proposed grant. Such provisions help to address potential conflict of interest issues and provide disinterested shareholders with more meaningful say over the proposal. The inclusion of such provisions will be viewed positively during our holistic analysis, especially when a vote from the recipient of the proposed grant would materially influence the passage of the proposal.
Net Operating Loss (NOL) Pills
We have updated our discussion of NOL pills to include our concerns with acting in concert provisions. Over the past several years, the terms and structures of NOL pills have evolved to include features such as acting in concert provisions, among other concerning terms, that may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, we believe this may raise concerns as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct, or multiple shareholders party to a formal or informal agreement collaborating to influence the board and management of a company, and aggregate the ownership of such shareholders towards the triggering threshold.
As such, we have added the inclusion of an acting in concert provision and whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism as part of our considerations to recommend shareholders vote against a management proposed NOL pill.
Control Share Statutes
We have added a new discussion outlining our approach to control share statutes. Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.” Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the board approves
Global Summary of 2024 Benchmark Policy Guideline Updates    13

them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.

Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute to any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone. In certain other states, companies must adopt control share statutes.

In our view, control share statues disenfranchise shareholders by reducing their voting power to a level less than their economic interest and effectively function as an anti-takeover device. We believe all shareholders should have an opportunity to vote all of their shares. Moreover, we generally believe anti-takeover measures prevent shareholders from receiving a buy-out premium for their stock.

As such, we will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and recommend voting against proposals to amend the charter to include control share acquisition provisions.
Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, we will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Board Responsiveness
We have clarified our discussion of board responsiveness to remove a reference to shareholder proposals from our discussion of when 20% or more of shareholders vote contrary to management. In addition, we have clarified that our calculation of opposition includes votes cast as either AGAINST and/or ABSTAIN.
Interlocking Directorships
We have clarified our policy on interlocking directorships to reference that, on a case-by-case basis, we evaluate other types of interlocking relationships, such as interlocks with close family members of executives or within group companies.
Board Gender Diversity
We have clarified our policy on board gender diversity to emphasize that when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline of when the board intends to appoint additional gender diverse directors (generally by the next annual meeting or as soon as is reasonably practicable).
Global Summary of 2024 Benchmark Policy Guideline Updates    14

Underrepresented Community Diversity
We have clarified our policy on underrepresented community diversity to emphasize that when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline of when the board intends to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as is reasonably practicable).
Furthermore, we have revised our definition of “underrepresented community director” to replace our reference to an individual who self-identifies as gay, lesbian, bisexual, or transgender with an individual who self-identifies as a member of the LGBTQIA+ community.
Non-GAAP to GAAP Reconciliation Disclosure
We have expanded the discussion of our approach to the use of non-GAAP measures in incentive programs in order to emphasize the need for thorough and transparent disclosure in the proxy statement that will assist shareholders in reconciling the difference between non-GAAP results used for incentive payout determinations and reported GAAP results. Particularly in situations where significant adjustments were applied and materially impacts incentive pay outcomes, the lack of such disclosure will impact Glass Lewis’ assessment of the quality of executive pay disclosure and may be a factor in our recommendation for the say-on-pay.
Pay-Versus-Performance Disclosure
We have revised our discussion of the pay-for-performance analysis to note that the pay-versus-performance disclosure mandated by the SEC may be used as part of our supplemental quantitative assessments supporting our primary pay-for-performance grade.
Company Responsiveness for Say-on-Pay Opposition
For increased clarity, we amended our discussion of company responsiveness to significant levels of say-on-pay opposition to note that our calculation of opposition includes votes cast as either AGAINST and/or ABSTAIN, with opposition of 20% or higher treated as significant.
Global Summary of 2024 Benchmark Policy Guideline Updates    15

Asia
China
Cumulative Voting
We have added a new paragraph to reflect China’s voting practice for the election of directors and supervisors.
Director Commitments
We have updated our policy on board commitments for directors who also serve as executives. From 2024, we have reduced our overcommitment threshold for directors who also serve as executives to a total of two directorships (previously three).
In addition, we previously refrained from recommending a vote against overcommitted executives at the company where they serve as an executive. Going forward, we will generally recommend voting against an overcommitted executive at the company where they serve as an executive if they hold more than four directorships.
Postponement of Director Elections
We have added new content regarding the postponement of the reelection of directors.
Independent Director Board Tenure
We have added new content on the reappointment of independent directors who have served six consecutive years and are reappointed after a 3-year gap. Without reasonable explanation, we will classify such an independent director nominee as affiliated.
Audit Committee Performance
We will recommend voting for audit committee chair and members appointed in the current fiscal year when the fees paid to the auditor were not disclosed, the breakdown of the fees was not disclosed or the fees paid to the auditor were considered excessive in last fiscal year.
Nominating Committee Performance
We have altered our policy to recommend voting for the nominating committee chair even if the committee failed to meet at least once during the previous financial year.
Local Environmental & Social Disclosure Practices
We have added new content to reflect recent developments in local environmental & social disclosure practices.
Global Summary of 2024 Benchmark Policy Guideline Updates    16

Allocation of Profits/Dividends
We have added a new paragraph to reflect China’s latest regulation on the allocation of profits/dividends for listed companies.
Equity-Based Compensation Plans
We have added new content on the eligibility of participants of equity-based compensation plans. We also updated our policy regarding the minimum vesting period. From 2024, we will recommend voting for equity-based compensation plans with a minimum vesting period of between one and two years provided that such plans incorporate a clawback and/or malus mechanism.
Issuance of Shares and/or Convertible Securities
We have added a new paragraph to reflect recent developments in local practice regarding preferred share issuance.
Issuance of Debt Instruments
We have updated our discussion on how we evaluate debt issuance authority proposals.
Hong Kong
Director Commitments
We have updated our director overcommitment thresholds for executives, and directorships across a single group of companies.
From 2024, we will recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than one additional external public company board.
In addition, we have expanded our discussion on potential overcommitment with regard to group companies. From 2024, we will cap the total number of group public company boards a director may serve on at ten boards before we consider that director to be overboarded.
Director Fees
We have expanded our discussion on director’s compensation to address additional compensation apart from directors’ fees.
Equity-Based Compensation Plans
We have revised our policy on the granting of equity-based compensation awards to external participants. From 2024, we will refrain from recommending voting against the granting of equity-based compensation awards to external participants whose nature of work is akin to that of a company’s employees, provided that the company provides sufficient disclosure of the participant’s work scope.
Global Summary of 2024 Benchmark Policy Guideline Updates    17

We have also updated our policy regarding the minimum vesting period for equity awards. From 2024, we will refrain from recommending voting against equity-based compensation plans with a minimum vesting period of under two years but not less than one year (12 months) provided that such plans incorporate a clawback and/or malus mechanism.
We have also expanded our discussion and updated our policy for restricted share plans.
Amendments to Procedural Rules/Management Systems
We have updated our policy to include discussions around the amendments to procedural rules and management systems.
Issuance of Shares and Convertible Securities
We have expanded our discussion on the issuance of shares and convertible securities with and without preemptive rights.
Issuance of Debt Instruments
We have expanded our discussion on how we evaluate debt issuance authority proposals.
Related Party Transactions
We have updated our policy to include specific criteria on how we evaluate related party transactions.
Local Environmental & Social Disclosure Practices
We have updated our discussion around the HKEX’s 2022 Analysis of ESG Practice Disclosure, and its recent consultation on enhancement of climate disclosures under the ESG framework.
Indonesia
Director Commitments on Group Companies
We have updated how we evaluate the director’s commitments for group companies. When considering the number of boards that directors can serve on, we reserve the right to exempt individual who serves on boards of group companies from our over boarded policy based on several mitigating factors.
Approval of Fees Paid to the Board of Directors and/or Commissioners
We have updated our guidelines to incorporate the level of past disclosure details as a factor in determining our vote recommendations for the approval of fees and remuneration paid to the Board of Directors and/or Commissioners.
Global Summary of 2024 Benchmark Policy Guideline Updates    18

Japan
Board Gender Diversity
From shareholder meetings held on or after February 2024, we will no longer provide an exemption to our policy guidelines for Prime Market-listed companies in cases where they fail to meet the requisite board gender diversity requirements.
Furthermore, beginning in 2026, we will require Prime Market-listed companies to have a board comprised of at least 20% gender diverse directors. We will generally recommend voting against the chair of the board under a two-tier board or one-tier with one-committee structure; or the nominating committee chair under a one-tier with three-committee structure of a board that does not meet this requirement.
Excessive Strategic Shareholding
Beginning in 2025, we will implement stricter requirements for companies when providing an exemption to our policy guidelines for this issue.
From 2025, we may refrain from recommending shareholders vote against directors for this issue in cases where the company has disclosed a clear plan that outlines the specific scale and timeframe for reducing the size of its strategic shareholdings to 20% or less of its net assets within the next five years.
Additionally, we may also refrain from recommending voting against directors for this issue when the company has posted an average return on equity (ROE) of 8% or more over the past five fiscal years, or 8% or more in the most recent fiscal year1, if the size of strategic shares held by the company falls in the range between 10% and 20% of its net assets.
Board Composition and Refreshment
Beginning in 2025, we will implement a new policy on board composition and refreshment for companies that have displayed a significant lack of commitment to the area of board refreshment.
We may recommend voting against the chair of the board under a two-tier board or one-tier with one-committee structure; or the nominating committee chair under a one-tier with three-committee structure of a board when all outside directors, or all external statutory auditors under a two-tier board structure, have a tenure in excess of 12 consecutive years of service.
Cyber Risk Oversight
We have included a new discussion on our approach to cyber risk oversight. Given the potential adverse outcomes from cyber-related issues, it is our view that cyber risk is material for all companies.
We, therefore, believe that it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, we encourage all issuers to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity. We also believe that disclosure concerning how companies are
2 Ito Review published by the Ministry of Economy, Trade and Industry (METI) in 2014 included a target of 8% in ROE for Japanese companies (“Ito Review of Competitiveness and Incentives for Sustainable Growth”. METI. August 2014).
Global Summary of 2024 Benchmark Policy Guideline Updates    19

ensuring directors are fully versed on this rapidly evolving and dynamic issue can help shareholders understand the seriousness with which companies take this issue.
We will generally not make recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, we will closely evaluate a company’s disclosure in this regard in instances where cyber-attacks have caused significant harm to shareholders and may recommend against appropriate directors should we find such disclosure or oversight to be insufficient.
Board Accountability for Climate-Related Issues
We have updated our discussion of board accountability for climate-related issues, and how our policy is applied. In 2023, our policy on this topic was applied to the largest, most significant emitters; however beginning in February 2024, Glass Lewis will apply this policy to companies in the Nikkei 225 index operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that the companies’ GHG emissions represent a financially material risk, as well as companies where we believe emissions or climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk.
We will assess whether such companies have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We have further clarified that we will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate related issues. In instances where we find either of these disclosures to be absent of significantly lacking, we may recommend voting against responsible directors.
Korea
Classification of Employee Representative
The appointment of an employee representative in the government-owned companies board is mandated by the Act on the Management of Public Institutions. While the Act requires an employee representative to be appointed as non-executive director, the commercial law allows non-executive directors to be registered only as independent or non-independent, lacking a classification for employee representative. Consequently, this has led to confusion on their classification. As for GL classification, we will align it with the company classification, and given the characteristic of labor directors defined by the public institutional law, we do not vote against this candidate for board independence.
Enhancement of Gender Diversity
We have revised our approach to gender diversity in the Korea market. With increasing domestic and foreign investor demands for the board diversity, we have shifted from a fixed numerical approach to a percentage-based approach. At Large Companies which are subject to the mandatory gender quota, we will recommend voting against the nominating committee chair (or the board chair in the absence of nomination committee) if the board is not at least 10 percent gender diverse. However, for large companies already satisfying the one-female-director gender quota, we will carefully review their disclosures on diversity plans or considerations, and we may not recommend voting against the nominating committee chair, if a sufficient rationale or plan is provided.
Global Summary of 2024 Benchmark Policy Guideline Updates    20

Cyber Risk Oversight
We have included a new discussion on our approach to cyber risk oversight. Given current regulatory focus on and the potential adverse outcomes from cyber-related issues, it is our view that cyber risk is material for all companies. We, therefore, believe that it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, we encourage all issuers to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity. We also believe that disclosure concerning how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue can help shareholders understand the seriousness with which companies take this issue.
We will generally not make recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, we will closely evaluate a company’s disclosure in this regard in instances where cyber-attacks have caused significant harm to shareholders and may recommend against appropriate directors should we find such disclosure or oversight to be insufficient.
Amendments to the Articles: Virtual-Only Meeting
We expect companies proposing to amend their articles of incorporation to allow for virtual-only meetings to, at a minimum, include details on procedures, requirements and other necessary information in the proposed amendments or in the supporting documents. However, for companies incorporated in jurisdictions in which the aforementioned organizational and disclosure aspects are already required by applicable legislation, the burden to explain their approach is lower.
In the case of Korea, the Ministry of Justice pre-announced legislation on virtual-only meetings in August 2023, and the legislation is expected to be announced at the end of the year, including details on procedures and requirements. Therefore, if such details can be identified under the law, we will recommend that shareholders support amendments despite the absence of detailed information on their proposed amendments regarding virtual-only meetings. We will continue monitoring the ongoing introduction of the legislation.
Approval of Annual Financial Statements
In Korea, the notice and circular for convocation of a general meeting are dispatched in writing or electronically to shareholders at least 14 days prior to the meeting date, as mandated by the Commercial Act. Separately, the Commercial Act states a listed company shall make public notice of its audited financial statements at least seven days prior to the annual general meeting.
In general, annual financial statements are not available when investors review the proposal regarding approval of financial statements due to the discrepancy in the timing of disclosures of meeting materials and an audit report in the Korean market. Given the importance of auditor’s opinion in financial statements and the availability of financial statements, with respect to financial statements, we have recommended voting against financial statement proposals, if the audit opinion is not disclosed at the timing of our publication. However, after comprehensive research on market circumstances and data, along with discussions with investors and issuers, we are updating our policy to better align with market practices and regulations and to prevent unintentional preference to companies disclosing meeting materials at the last minute over companies disclosing materials early but without an audit report.
In 2024, we will review companies’ past three years’ financial statements and audit opinion when we review relevant proposals. If we do not identify any issues raised by independent auditors and/or accounting practices during the three-year period, we will recommend voting for the financial statement proposal. However, for
Global Summary of 2024 Benchmark Policy Guideline Updates    21

companies receiving opinions other than "unqualified" in the last three years, we will advise shareholders to oppose the adoption of financial statements, unless the company discloses its auditor’s report before our publication. Nonetheless, we strongly encourage companies to provide transparent and timely audit opinions on financial statements to shareholders.
Malaysia
Director Commitments on Group Companies
We have updated how we evaluate the director’s commitments for group companies. When considering the number of boards that directors can serve on, we reserve the right to exempt individual who serves on boards of group companies from our over boarded policy and based on several mitigating factors.
Independent Director Board Tenure
We have updated our guidelines in relation to the tenure of independent directors. From 2024, we will re-classify independent directors who have served nine or more cumulative years as affiliated.
Board Gender Diversity
We have updated our guidelines in relation to the issue of board gender diversity. From 2024, we will require all companies, regardless of size, to have a minimum of 30% of the board composed of gender diverse directors.
Philippines
Director Commitments on Group Companies
We have updated how we evaluate the director’s commitments for group companies. When considering the number of boards that directors can serve on, we reserve the right to exempt individual who serves on boards of group companies from our over boarded policy based on several mitigating factors.
Local Environmental & Social Disclosure Practices
We have included discussion of the SEC’s ongoing reassessment of sustainability reporting frameworks for use by publicly listed companies.
Singapore
Director Commitments on Group Companies
We have updated how we evaluate the director’s commitments for group companies. When considering the number of boards that directors can serve on , we reserve the right to exempt individual who serves on boards of group companies from our over boarded policy based on several mitigating factors.
Global Summary of 2024 Benchmark Policy Guideline Updates    22

Independent Director Board Tenure
We have updated our guidelines based on the latest regulatory update. The prior two-tier vote mechanism has been removed, and from 2024 onwards we will reclassify all independent directors serving for more than 9 years as affiliated directors.
Board Gender Diversity
We have updated our guidelines to reflect the importance of gender diversity for Singaporean companies. From 2024, we will recommend shareholders vote against the nomination committee chair if the board is not at least 15% gender diverse.
Remuneration Committee Performance
We have updated this section to address additional disclosure practices mandated by the regulator. From 2024 we will start to note the company’s remuneration committee level of disclosure, and from 2025 will start to recommend that shareholders vote against the remuneration committee chair if the total remuneration and breakdown of amounts paid to the directors and CEO are not disclosed in the annual report.
South Asia
Board Size & Formation of Risk Management Committee
We have incorporated the Monetary Board of the Central Bank of Sri Lanka’s requirement that banks and finance companies falling under the Central Bank’s supervision set a board size maximum of 13 directors and minimum of 7 directors, and convene a risk management committee.
Taiwan
Election of the Board of Directors and Supervisors
As of June 2023, all 1,791 listed companies on the Taiwan Stock Exchange and the main board of Taipei Exchange have established audit committees to replace the supervisor system. Thus, we have removed content related to the election of supervisors and independence of supervisors.
Voting Recommendations on the Basis of Independence
We have removed content regarding the slate election of directors and supervisors.
Director Commitments
We have updated our policy on board commitments for directors who also serve as executives. From 2024, we have reduced our overcommitment threshold for directors who also serve as executives to a total of two directorships (previously three).
Global Summary of 2024 Benchmark Policy Guideline Updates    23

In addition, we previously refrained from recommending a vote against overcommitted executives at the company where they serve as an executive. Going forward, we will generally recommend voting against an overcommitted executive at the company where they serve as an executive if they hold more than four directorships.
In accordance with local regulatory requirements, we also removed our maximum director commitments policy on financial companies’ independent directors.
Independent Director Board Tenure
In 2024, the board tenure limitation for independent directors, which is 12 consecutive years, will remain unchanged. However, we plan to lower it to 9 consecutive years in 2025.
Director Bonuses
We have added new content regarding director bonuses.
Equity-Based Compensation Plans
We have updated our policy regarding the minimum vesting period. From 2024, we will no longer recommend voting against equity-based compensation plans with a minimum vesting period of between one to two years provided that such plan incorporate a clawback and/or malus mechanism. We have also expanded the cases in which we may recommended against individual equity grants.
Non-Compete Restrictions
We have removed the exemption for directors who either represent the same legal entity on other boards or are employed by the same legal entity’s subsidiaries.
Virtual Shareholder Meetings
We have added a new paragraph to reflect local regulatory amendments on virtual or hybrid shareholder meetings.
Thailand
Director Commitments on Group Companies
We have updated how we evaluate the director’s commitments for group companies. When considering the number of boards that directors can serve on, we reserve the right to exempt individual who serves on boards of group companies from our over boarded policy based on several mitigating factors.
Global Summary of 2024 Benchmark Policy Guideline Updates    24

Vietnam
Board Independence
We have updated our policy and voting recommendations regarding board independence. In line with the prevailing regulations, we will no longer recommend voting against the election/re-election of directors based on the one-third board independence threshold. Instead, we will now require at least one independent director for a board size of 3 to 5 members; two independent directors for a board size of 6 to 8 members; and three independent directors for a for a board size of 9 to 11 members.
Director Experience
We have updated requirements on director experience and how we will evaluate the election/re-election of directors based on the director’s experience.
Director Commitments
We have updated our guidelines to address how we will evaluate director commitments for positions within a consolidated group. We may refrain from recommending voting against directors serving a potentially excessive number of board within a consolidated group of companies.
Equity-Based Compensation Plan
We have revised and updated our criteria for evaluating equity-based compensation plans.
Environmental and Social Risk Oversight
We have included the recent regulatory requirements for disclosure of ESG applicable to public companies, and updated our views and voting recommendations based upon these changes.
Issuance of Debt-Instruments
We have updated our policy to include our views on evaluating and providing voting recommendations for the issuance of debt-instruments.

Global Summary of 2024 Benchmark Policy Guideline Updates    25

Europe
Continental Europe
Vote on Non-Financial Reporting
In a new section of these guidelines, we have introduced a policy for the assessment of proposals to approve a company’s non-financial reporting, which large Spanish and Swiss companies are required to include on the agenda of their annual general meetings.
We have clarified that we will generally recommend that shareholders approve these proposals unless any of the following apply: (i) the company has failed to make the report publicly-available with sufficient time for shareholder review; (ii) the company has failed to provide a sufficient response to material controversies in its reporting; (iii) there are material concerns regarding the completeness and/or quality of the reporting; or (iv) the company is listed on a blue-chip or mid-cap index and has failed to disclose its Scope 1 and 2 greenhouse gas emissions.
We have also clarified that in some cases we may extend our “Environmental and Social Risk Oversight” policy to recommend a vote against the approval of a company’s non-financial reporting in addition to, or instead of, a recommendation to vote against accountable directors of large-cap companies and other companies with material ESG oversight concerns that have failed to provide explicit disclosure concerning the board’s role in overseeing material ESG issues.
Director Accountability for Climate-Related Issues
Beginning in 2023, Glass Lewis included a new discussion on director accountability for climate related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk.
Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to most large-cap companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Cyber Risk Oversight
We have expanded our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
Global Summary of 2024 Benchmark Policy Guideline Updates    26

In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Exclusive Forum Provisions
In a new section of these guidelines, we have outlined our approach to reviewing proposals that request amendments to a company’s articles of association to specify that the exclusive place of jurisdiction for all proceedings against the company (and affiliated entities) is at the registered office of the company and that local laws shall apply.
We will generally recommend that shareholders vote against such proposals unless the company provides a compelling argument on why the provision would directly benefit shareholders.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis, and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Executive Shareholding Requirements
In a new section of these guidelines, we have outlined our belief that companies should generally adopt minimum executive share ownership requirements that should apply for the duration of an executive’s tenure, and our view that additional post-vesting/post-termination holding requirements may serve to further align executives’ interests with those of long-term free-float shareholders.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Remuneration Relative to Peers
We have expanded this section of our guidelines to clarify our expectation that companies disclose their peer group utilised for pay benchmarking, as well as the criteria utilised in the selection process – particularly in cases where companies consider U.S.-based peers.
Further, we have clarified that we generally believe companies should provide supporting disclosure where key elements of their executive pay plan deviates from prevailing market practice – particularly in cases where multiple exchange listings or other company-specific situation leads a company to benchmark its pay-setting across multiple jurisdictions.
Remuneration Relative to Ownership Structure
We have expanded this section of our guidelines to outline a number of company practices that may serve to mitigate concerns when a significant equity award is made to an executive that is also a major shareholder. These include the inclusion of challenging targets attached to a diverse set of performance metrics, meaningful
Global Summary of 2024 Benchmark Policy Guideline Updates    27

disclosure on the company’s engagement with free-float shareholders on the topic, or a policy that the shareholder executive will not participate in voting on the award.
Severance Payments
We have clarified our belief that unvested long-term awards should be proportionately reduced to the time served until an executive’s termination and that deviation from this practice should be accompanied by supporting disclosure.
Director Attendance
We have clarified that in our assessment of director attendance, we typically recommend voting against the re-election of directors that attended fewer than (i) 75% of board meetings; or (ii) an aggregate of 75% of board and applicable committee meetings. We will continue to typically grant exceptions to directors in their first year of service on a board or when the company discloses mitigating circumstances for a director’s poor attendance record.
Accounts and Reports
We have clarified that, on a case-by-case basis, we may recommend that shareholders vote against proposals to approve or acknowledge a company’s accounts and reports in instances where the statutory auditor has refused to provide an unqualified opinion on the financial statements. In these circumstances, we will assess the reasoning provided by the statutory auditor as well as any relevant disclosure from the company.
Further, we have clarified that in cases where the statutory auditor has included an emphasis of matter or raised concerns regarding the going concern basis of a company in its report on the financial statements, this will generally not lead to a recommendation to vote against proposals to approve or acknowledge a company’s accounts and reports unless there are other legitimate concerns regarding the integrity of the financial statements and reports.
‘Overperformance’ Resulting in Pay-for-Performance Concerns
We have clarified that in cases where maximum vesting occurs even if the threshold hurdle for one or more performance metrics was missed (due to the structure of the incentive plan and above-target performance against other metrics), which results in a clear pay-for-performance disconnect, Glass Lewis may recommend that shareholders vote against a company’s remuneration report.
Capital Authorities to Service Equity Programmes
We have clarified that where a company proposes a capital authority to service an equity programme that includes participants beyond the executive committee, we generally believe that the authority should not exceed 10% of a company’s issued share capital. Where a company proposes a capital authority to service an equity programme that is exclusively for executive directors, we continue to believe that the authority should not exceed 5% of a company’s issued share capital.

Global Summary of 2024 Benchmark Policy Guideline Updates    28

Austria
Implementation of New Remuneration Policy
We have updated the “Remuneration Policy” section of these guidelines to reinforce our view that we favour the simultaneous implementation of a new or amended remuneration policy into all active management board members’ contracts. In particular, we have further clarified that a staggered implementation – occurring only upon renewal of each executive’s multi-year contract – may not only hinder transparency, but also represent a disservice to minority shareholders when the new policy was aimed at addressing structural concerns they had previously expressed.
Accordingly, we believe companies should provide specific disclosure supporting the board’s decision-making process in this regard.
Disclosure of Earned/Paid Remuneration
We have updated the “Remuneration Report” section of these guidelines to reflect our stance on the disclosure of individual remuneration allocated to management board members. In particular, we have clarified that we may recommend shareholders to vote against a remuneration report where information about awards earned (or vested) for performance (or the performance cycle ended) in the year under review is omitted, absent a supporting and compelling rationale and in the presence of other factors compounding our concerns.
Virtual Meetings
We have introduced a new section into these guidelines to outline our expectations with respect to the new Austrian legislation on virtual meetings. Our policies in this regard are aligned with the Continental European Policy Guidelines.
Belgium
Director Attendance Records
We have added this section to the guidelines to reflect the recommendation by the Belgian Code on Corporate Governance that directors’ attendance at board and committee meetings be disclosed annually, in line with Glass Lewis’ view that meeting attendance is a core responsibility of directors.
Accordingly, absent such disclosure, we will consider recommending a vote against the re-election of the governance committee chair (or equivalent).
Share Price Hurdle
We have expanded the “Short- and Long-Term Incentives” section of these guidelines to clarify that, for companies that opt to offer executives a stock option plan without attaching performance conditions, the inclusion of a share price hurdle is viewed positively.

Global Summary of 2024 Benchmark Policy Guideline Updates    29

Denmark
Disclosure of General Meeting Vote Results
As previously announced, from 2024, we will generally recommend that shareholders vote against the re-election of the chair of the governance committee or equivalent (i.e. board chair or Lead Independent Director) at companies included in OMX Nordic 120 that did not disclose vote results from their previous annual meeting.
The Link Between Pay and Performance
We have restructured and expanded this section of the guidelines in line with our Continental European Policy Guidelines and Danish market practice in order to provide further insight into our assessment of executive remuneration.
Linking Executive Pay to Environmental and Social Criteria
We have outlined our current guidance on the use of E&S metrics in the variable incentive programmes for executive directors in line with our Continental European Policy Guidelines.
Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in remuneration plans should be predicated on each company’s unique circumstances.
Companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, in our view shareholders of companies that have not included explicit environmental or social indicators in their incentive plans would benefit from additional disclosure on how the company’s executive pay strategy is otherwise aligned with its sustainability strategy.
Finland
Disclosure of General Meeting Vote Results
As previously announced, from 2024, we will generally recommend that shareholders vote against the re-election of the chair of the governance committee or equivalent (i.e., board chair or lead independent director) at companies included in OMX Nordic 120 that did not disclose vote results from their previous annual meeting.
The Link Between Pay and Performance
We have restructured and expanded this section of the guidelines in line with our Continental European Policy Guidelines and Finnish market practice in order to provide further insight into our assessment of executive remuneration.
Global Summary of 2024 Benchmark Policy Guideline Updates    30

Linking Executive Pay to Environmental and Social Criteria
We have outlined our current guidance on the use of E&S metrics in the variable incentive programmes for executive directors in line with our Continental European Policy Guidelines.
Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in remuneration plans should be determined by the company based on its own unique circumstances.
Companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, in our view shareholders of companies that have not included explicit environmental or social indicators in their incentive plans would benefit from additional disclosure on how the company’s executive pay strategy is otherwise aligned with its sustainability strategy.
Clarifying Changes
We have included in the guidelines new sections regarding "Accounts and Reports", "Appointment of Auditor and Authority to Set Fees", “Authority to Cancel Shares and Reduce Capital”, "Bundled Proposals" and “Nominating Committee” that describe the market practice and clarify our current approach.
France
Metrics Related to Company’s Social and Environmental Stakes
We have updated these guidelines, in line with the updated recommendation of the AFEP-MEDEF code, to clarify that variable remuneration should be based on multiple metrics that are related to the most important social and environmental stakes of the company. Further, we generally believe that quantifiable metrics are generally preferable.
Previously, our expectations were limited to the presence of at least one metric related to the company’s social and environmental responsibility.
Employee Shareholder Representatives
We have updated our guidelines to clarify our approach when a company puts up for shareholder approval the election of multiple employee shareholder representatives that are competing for a single seat on the board. In this case, we generally recommend in favour of a single candidate. Our recommendation takes into consideration the stake held in the company of the employee fund proposing the candidate, the candidates’ individual skills, their previous role on the board as well as the board recommendation, if available.
Equity-Based Incentive Plan Proposals
We have updated our guidelines to clarify that no discount should be applied to the exercise price of the options granted to the corporate officers. We will generally recommend against authorities granting discounted options to the aforementioned beneficiaries.

Global Summary of 2024 Benchmark Policy Guideline Updates    31

Germany
Implementation of New Remuneration Policy
We have updated the “Management Board Remuneration Policy” section of these guidelines to reinforce our view that we favour the simultaneous implementation of a new or amended remuneration policy into all active management board members’ contracts. In particular, we have further clarified that a staggered implementation – occurring only upon renewal of each executive’s multi-year contract – may not only hinder transparency, but also represent a disservice to minority shareholders when the new policy was aimed at addressing structural concerns they had previously expressed.
Accordingly, we believe companies should provide specific disclosure supporting the board’s decision-making process in this regard.
Disclosure of Earned/Paid Remuneration
We have updated the “Management Board Remuneration Report” section of these guidelines to reflect evolving market practice on the disclosure of individual remuneration allocated to management board members. In particular, we have clarified that, despite the absence of clear mandatory or recommended templates, best practice has developed towards a voluntary disclosure of both earned and paid variable pay elements and the addition of a preface to the relevant tables, detailing what variable pay elements are included and in reference to what performance period.
Accordingly, we may recommend shareholders to vote against a remuneration report where information about awards earned (or vested) for performance (or the performance cycle ended) in the year under review is omitted, absent a supporting and compelling rationale.
Greece
Election of Audit Committee
We have updated these guidelines to clarify our approach to the election of the audit committee as an independent body. Specifically, we will recommend against the election of the audit committee where a company fails to disclose fees paid to the auditor in the previous fiscal year, the audit committee is elected as an independent body and the previous audit committee chair is being re-elected.
Equity Remuneration
We have updated these guidelines, in line with our Continental Europe Benchmark Policy Guidelines, to clarify that where a company proposes a capital authority to service an equity programme that is exclusively for executive directors, we believe that the authority should not exceed 5% of a company’s issued share capital. However, we will evaluate each proposal on a case-by-case basis in light of the proposed number of company executives participating in the remuneration plan and will recommend shareholders vote against proposals where proposed dilution exceeds the recommended 5% threshold if no disclosure about the number of executive beneficiaries was provided.

Global Summary of 2024 Benchmark Policy Guideline Updates    32

Ireland
Gender Diversity
We have updated these guidelines to clarify that we will generally recommend against the chair of the nomination committee at any ISEQ 20 board that has failed to meet the 33% board gender diversity target set out by the Balance for Better Business review and has failed to provide clear and compelling disclosure for why it has been unable to do so. We may apply limited exceptions to this policy.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Director Classification
We have updated the “Independence” section of the guidelines to reflect that, in line with the UK Guidelines, Glass Lewis considers uncles, aunts, cousins, nieces and nephews as being relevant familial relationships.
Further, in line with the UK Guidelines, we have included a discussion of the impact of director tenure and interim management positions on director independence.
Accounts and Reports
We have clarified that, on a case-by-case basis, we may recommend that shareholders vote against proposals to approve or acknowledge a company’s accounts and reports in instances where the statutory auditor did not provide an unqualified opinion on the financial statements. In these circumstances, we will assess the reasoning provided by the statutory auditor as well as any relevant disclosure from the company.
Italy
No Material Changes
While we have updated certain sections of these guidelines to reflect recent regulatory developments, for the 2024 year we have made no noteworthy revisions and will continue to apply our guidelines taking into account the market’s regulations as well as international best practices.
Middle East & North Africa (MENA)
Regulatory Updates
We have updated our policy guidelines to reflect the updated Commercial Law in Morocco (Law No. 17-95 Relating to Public Limited Companies, and its amendments) and the Corporate Governance Code in Saudi Arabia (Corporate Governance Regulations of Capital Markets Authority (2017) amended in 2023). In addition to the
Global Summary of 2024 Benchmark Policy Guideline Updates    33

issuance of the supplementary regulation to the Commercial Law in Saudi Arabia (Implementing Regulation of the Companies Law for Listed Joint Stock Companies (2023)).
Further, we have applied the relevant amendments and updates to other codes and laws. Minor edits of a housekeeping nature have been made, mainly consisting of updating outdated references, in order to enhance clarity and readability.
Environmental and Social Risk Oversight
In a new section of these guidelines, we have outlined our view that environmental and social risk are material for all companies and that a company’s stakeholders would benefit from clear disclosure regarding the role of the board in overseeing these issues.
In situations where we believe that a company has not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. Please refer to the “Environmental and Social Risk Oversight” section of these guidelines for further information.
Cyber Risk Oversight
In a new section of these guidelines, we have outlined our belief that cyber risk is material for all companies and that a company’s stakeholders would benefit from clear disclosure regarding the role of the board in overseeing issues related to cybersecurity. Further we have clarified that, while we will generally not make recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues, we may recommend against appropriate directors in instances where cyber-attacks have caused significant harm to shareholders, and we find the company’s disclosure or oversight to be insufficient.
Netherlands
Director Attendance Records
We have added this section to the guidelines to reflect the recommendation by the Dutch Corporate Governance Code that directors’ attendance at board and committee meetings be disclosed annually, in line with Glass Lewis’ view that meeting attendance is a core responsibility of directors.
Accordingly, absent such disclosure, we will consider recommending a vote against the re-election of the governance committee chair (or equivalent).
Remuneration Relative to Peers
In line with our Continental Europe Policy Guidelines, we have added a section to these guidelines to clarify our expectation that companies disclose their peer group utilised for pay benchmarking, as well as the criteria utilised in the selection process – particularly in cases where companies consider U.S.-based peers.
Further, we have clarified that we generally believe companies should provide supporting disclosure where key elements of their executive pay plan deviate from prevailing market practice. This is particularly relevant in cases
Global Summary of 2024 Benchmark Policy Guideline Updates    34

where multiple exchange listings or another company-specific situation leads a company to benchmark its pay-setting across multiple jurisdictions.
Norway
Disclosure of General Meeting Vote Results
As previously announced, from 2024, we will generally recommend that shareholders vote against the re-election of the chair of the governance committee or equivalent (i.e., board chair or lead independent director) at companies included in included on the Euronext 100 and Next 150 indices that did not disclose vote results from their previous annual meeting.
The Link Between Pay and Performance
We have restructured and expanded this section of the guidelines in line with our Continental European Policy Guidelines and Norwegian market practice in order to provide further insight into our assessment of executive remuneration.
Linking Executive Pay to Environmental and Social Criteria
We have outlined our current guidance on the use of E&S metrics in the variable incentive programmes for executive directors in line with our Continental European Policy Guidelines.
Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in remuneration plans should be determined by the company based on its own unique circumstances.
Companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, in our view shareholders of companies that have not included explicit environmental or social indicators in their incentive plans would benefit from additional disclosure on how the company’s executive pay strategy is otherwise aligned with its sustainability strategy.
Poland
Classified Supervisory Boards and Term Lengths
We have amended this section of the guidelines to introduce a policy regarding the use of lengthy appointment terms. While Polish law allows for director terms of up to five years, market practice has been evolving towards shorter terms, of three to four years. As we believe more frequent (re-)elections improve directors’ accountability to shareholders, we will consider recommending against a director’s (re-)election in case of a proposed appointment term of five years, absent supporting disclosure and/or sufficient board refreshment. In case of a slate election, we would note a concern in our analysis, and only recommend against the whole slate in egregious cases of poor board refreshment or composition.
Global Summary of 2024 Benchmark Policy Guideline Updates    35

Portugal
No Material Changes
While we have updated certain sections of these guidelines to reflect recent regulatory developments, for the 2024 year we have made no noteworthy revisions and will continue to apply our guidelines taking into account the market’s regulations as well as international best practices.
Russia
Director Accountability for Climate-Related Issues
Beginning in 2023, Glass Lewis included a new discussion on director accountability for climate related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk.
Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to most large-cap companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Cyber Risk Oversight
We have expanded our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient, or are not provided to shareholders.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis, and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Global Summary of 2024 Benchmark Policy Guideline Updates    36

Director Attendance
We have clarified that in our assessment of director attendance, we typically recommend voting against the re-election of directors that attended fewer than (i) 75% of board meetings; or (ii) an aggregate of 75% of board and applicable committee meetings. We will continue to typically grant exceptions to directors in their first year of service on a board or when the company discloses mitigating circumstances for a director’s poor attendance record.
Accounts and Reports
We have clarified that, on a case-by-case basis, we may recommend that shareholders vote against proposals to approve or acknowledge a company’s accounts and reports in instances where the statutory auditor has refused to provide an unqualified opinion on the financial statements. In these circumstances, we will assess the reasoning provided by the statutory auditor as well as any relevant disclosure from the company.
Further, we have clarified that in cases where the statutory auditor has included an emphasis of matter or raised concerns regarding the going concern basis of a company in its report on the financial statements, this will generally not lead to a recommendation to vote against proposals to approve or acknowledge a company’s accounts and reports unless there are other legitimate concerns regarding the integrity of the financial statements and reports.
Spain
Vote on Non-Financial Reporting
We have clarified that we will generally recommend that shareholders approve proposals to approve a company’s non-financial reporting unless any of the following apply: (i) the company has failed to make the report publicly-available with sufficient time for shareholder review; (ii) the company has failed to provide a sufficient response to material controversies in its reporting; (iii) there are material concerns regarding the completeness and/or quality of the reporting; or (iv) the company is listed on a blue-chip or mid-cap index and has failed to disclose its Scope 1 and 2 greenhouse gas emissions.
We have also clarified that in some cases we may extend our “Environmental and Social Risk Oversight” policy to recommend a vote against the approval of a company’s non-financial reporting in addition to, or instead of, a recommendation to vote against accountable directors of large-cap companies and other companies with material ESG oversight concerns that have failed to provide explicit disclosure concerning the board’s role in overseeing material ESG issues.
Remuneration Relative to Ownership Structure
We have expanded this section of our guidelines to outline a number of company practices that may serve to mitigate concerns when a significant equity award is made to an executive that is also a major shareholder. These include the inclusion of challenging targets attached to a diverse set of performance metrics, meaningful disclosure on the company’s engagement with free-float shareholders on the topic, or a policy that the shareholder executive will not participate in voting on the award.

Global Summary of 2024 Benchmark Policy Guideline Updates    37

Sweden
Disclosure of General Meeting Vote Results
As previously announced, from 2024, we will generally recommend that shareholders vote against the re-election of the chair of the governance committee or equivalent (i.e., board chair or Lead Independent Director) at companies included in OMX Nordic 120 that did not disclose vote results from their previous annual meeting.
The Link Between Pay and Performance
We have restructured and expanded this section of the guidelines in line with our Continental European Policy Guidelines and Swedish market practice in order to provide further insight into our assessment of executive remuneration.
Linking Executive Pay to Environmental and Social Criteria
We have outlined our current guidance on the use of E&S metrics in the variable incentive programmes for executive directors in line with our Continental European Policy Guidelines.
Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in remuneration plans should be predicated on each company’s unique circumstances.
Companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, in our view shareholders of companies that have not included explicit environmental or social indicators in their incentive plans would benefit from additional disclosure on how the company’s executive pay strategy is otherwise aligned with its sustainability strategy.
Switzerland
Vote on the Non-Financial Report
In the “Non-Financial Reporting” section of these guidelines, we have introduced a policy for the assessment of proposals to approve a company’s non-financial reporting, which Swiss companies are now required to include on the agenda of their annual general meetings.
We have clarified that we will generally recommend that shareholders approve these proposals unless any of the following apply: (i) the company has failed to make the report publicly-available with sufficient time for shareholder review; (ii) the company has failed to provide a sufficient response to material controversies in its reporting; (iii) there are material concerns regarding the completeness and/or quality of the reporting; or (iv) the company is listed on a blue-chip or mid-cap index and has failed to disclose its Scope 1 and 2 greenhouse gas emissions.
We have also clarified that in some cases we may extend our “Environmental and Social Risk Oversight” policy to recommend a vote against the approval of a company’s non-financial reporting in addition to, or instead of, a
Global Summary of 2024 Benchmark Policy Guideline Updates    38

recommendation to vote against accountable directors of large-cap companies and other companies with material ESG oversight concerns that have failed to provide explicit disclosure concerning the board’s role in overseeing material ESG issues.
Türkiye
Country Name Change
In line with the Turkish government's decision, Turkish Foreign Ministry submitted a letter to the United Nations on June 1, 2022, requesting the use of “Türkiye” as the country's name instead of “Turkey”, for all affairs. The United Nations confirmed the name change effective from the moment the letter was received.
Accordingly, we will use Türkiye from 2024 as the name of the country instead of Turkey in all our communications.
Charitable Donations
Announced in the wake of the February 6, 2023 earthquakes that severely affected southern and central provinces of the country, the CMB’s decision no. 8/174 allowed companies the discretion to exceed their existing charitable donation limits for the purpose of donating to earthquake relief efforts. Given that the total cost of the natural disaster was then unaccounted for, we believed that companies may not have been able to predict the relevant limits of their charitable donations for the upcoming fiscal year. Therefore, we applied some leniency to companies' lack of forward-looking disclosure in this matter, noting that we would review disclosure of 2023 financial year donations in their next annual filings.
If evidence exists that this authority has been abused to the detriment of shareholders, we may recommend shareholder action against the audit committee chair.
In addition, in line with our policy prior to 2023, we may recommend voting against proposals asking for shareholder approval of charitable donations limit for the next fiscal year where the relevant limit is not disclosed. Further, starting 2024, as a step forward in charitable donations disclosure practices, we will expect all companies to transparently disclose their previous years' charitable donations, including the breakdown of recipients of such donations. In case of lack of such disclosure, we may recommend a vote against the audit committee chair.
Please refer to the “Charitable Donations” section of these guidelines for further information.
Independent Audit Fees
The Public Oversight, Accounting and Auditing Standards Authority of Türkiye (KGK) had announced their decision for Turkish public companies to start disclosing their payments to independent audit firms, starting with the 2021 financial year, on March 26, 2021. Accordingly, we have reviewed our approach to auditor appointment proposals and audit committee performance. Considering that the audit mandates in the past financial year were already in progress when the new decision was passed, we found it would be disproportionate to recommend that shareholders vote against the auditor appointment for companies that are disclosing their fees for the first time in 2022, even when non-audit fees appeared excessive. Thus, we granted exemptions for excessive non-audit fees during this observation phase for annual general meetings in 2022.
Global Summary of 2024 Benchmark Policy Guideline Updates    39

From 2023, we expect companies to disclose the audit and non-audit fees they have paid to independent audit firms for the relevant financial year, including the sum total and the categorical breakdown of such fees. In the case of lack of such disclosure, we recommend a vote against the audit committee chair as well as the re-appointment of the independent auditor, where applicable.
Starting in 2024, in cases where non-audit fees have exceeded 50% of total fees paid to the independent auditor without a compelling reason, we may vote against the re-appointment of the independent auditor where applicable. Further, in cases where this concern has persisted for at least two years in a row without justification, we may recommend a vote against the audit committee chair.
Please refer to the “Audit Committee Performance” and “Appointment of Auditor” sections of these guidelines for further information.
Ceiling for Material Related Party Transactions
In line with the increase in Consumer Price Index (CPI) in Türkiye, we have updated our policy to increase the ceiling for transactions that are not to be deemed material from (i) TRY560,000 to TRY900,000 for NEDs who receive remuneration for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; and (ii) TRY1,120,000 to TRY1,800,000 for those NEDs employed by a professional services firm such as an accounting firm, consulting firm, law firm or investment bank, where the firm is paid for services, but not to the individual directly.
Please refer to “Independence” in the “A Board of Directors that Serves the Interest of Shareholders” section of these guidelines for further information.
Governance Committee Independence
In line with the local law, many companies in Türkiye have a single governance committee in place of separate compensation or nominating committees. Having an executive on the committee responsible for compensation may bring about situations in which executives have a say in their own remuneration, which may create conflicts of interest between management and shareholder interests. As such, in cases where the company does not have a separate compensation committee and the relevant duties are undertaken by the governance committee, we object to executive directors’ and senior executives' membership in the governance committee (we make exceptions for investor relations department personnel with legally required certificates).
As a transitional measure, during 2023 we highlighted our concern with executive directors’ and senior executives’ membership in governance committees which review executive compensation. Beginning in 2024, as signaled in our 2023 voting guidelines, we will vote against the governance committee chair in these cases.
Please refer to the “Nominating or Corporate Governance Committee Performance” and “Compensation or Corporate Governance Committee Performance” sections of these guidelines for further information.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Please refer to the “Conflicts of Interest” section of these guidelines for further information.
Global Summary of 2024 Benchmark Policy Guideline Updates    40

Director Accountability for Climate-Related Issues
We believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own greenhouse gas (GHG) emissions represent a financially material risk.
Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
Beginning in 2024, Glass Lewis will apply this policy to most large-cap companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Please refer to the “Director Accountability for Climate-Related Issues” section of these guidelines for further information.
Cyber Risk Oversight
We have updated our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity related issues to be insufficient, or not provided to shareholders.
United Kingdom
Director Attendance
We have clarified that in our assessment of director attendance, we typically recommend voting against the re-election of directors that failed to attend either: at least 75% of board meetings; or an aggregate of 75% of board and applicable committee meetings. We will continue to typically grant exceptions to directors in their first year of service on a board or when the company discloses mitigating circumstances for a director’s poor attendance record.
Please refer to the “Voting Recommendations on the Basis of Performance and Experience” section of these guidelines for further information.
Interlocking Directorships
We have expanded our policy on interlocking directorships to specify that we consider both public and private companies. Further, we have specified that we evaluate other types of interlocking relationships on a case-by-case basis, and review multiple board interlocks among non-insiders for evidence of a pattern of poor oversight.
Global Summary of 2024 Benchmark Policy Guideline Updates    41

Please refer to the “Conflicts of Interest” section of these guidelines for further information.
Director Accountability for Climate-Related Issues
Beginning in 2023, Glass Lewis included a new discussion on director accountability for climate related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk.
Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to FTSE 100 companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Please refer to the “Director Accountability for Climate-Related Issues” section of these guidelines for further information.
Cyber Risk Oversight
We have expanded our policy on cyber risk oversight to outline our belief that, where a company has been materially impacted by a cyber-attack, shareholders can reasonably expect periodic updates communicating the company’s ongoing process towards resolving and remediating the impact of the attack.
In instances where a company has been materially impacted by a cyber-attack, we may recommend against appropriate directors should we find the board’s oversight, response or disclosures concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Please refer to the “Cyber Risk Oversight” section of these guidelines for further information.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Accounts and Reports
We have clarified that, on a case-by-case basis, we may recommend that shareholders vote against proposals to approve or acknowledge a company’s accounts and reports in instances where the auditor did not provide an unqualified opinion on the financial statements. In these circumstances, we will assess the reasoning provided by the statutory auditor as well as any relevant disclosure from the company.
Please refer to the “Accounts and Reports” section of these guidelines for further information.
Global Summary of 2024 Benchmark Policy Guideline Updates    42

Executive Remuneration Voting Considerations
Within the “Vote on Remuneration Policy”, “Vote on Remuneration Report”, and “Long-Term Incentives — Structure and Duration” sections of these guidelines, we have clarified certain structural elements that we consider to be best practice and specific circumstances which may lead us to recommend against the company’s remuneration policy and/or report.
Please refer to “The Link Between Pay and Performance” section of these guidelines for further information.
Executive Shareholding Requirements
In a new section of these guidelines, we have outlined our belief that companies should generally adopt minimum executive share ownership requirements that should apply for the duration of an executive’s tenure, and for a period of time post-employment.
Please refer to the “Shareholding Requirements” section of these guidelines for further information.
Remuneration Relative to Ownership Structure
We have expanded this section of our guidelines to outline a number of company practices that may serve to mitigate concerns when a significant equity award is made to an executive that is also a major shareholder. These include the inclusion of challenging targets attached to a diverse set of performance metrics, meaningful disclosure on the company’s engagement with free-float shareholders on the topic, or a policy that the shareholder executive will not participate in voting on the award.
Please refer to the “Remuneration Relative to Ownership Structure” section of these guidelines for further information.
Remuneration Relative to Peers
In a new section of our guidelines, we have outlined our expectations surrounding setting remuneration levels relative to peers. Further, we have clarified that we welcome companies to disclose the peer group utilised, including the criteria used in the selection process, for pay benchmarking – particularly in cases where companies consider U.S.-based peers.
Further, we have clarified that we generally believe companies should provide supporting disclosure where key elements of their executive pay plan deviate from prevailing market practice – particularly in cases where multiple exchange listings or other company-specific situation lead a company to benchmark its pay-setting across multiple jurisdictions.
Please refer to the “Remuneration Relative to Peers” section of these guidelines for further information.
Standard Listed Companies
We have clarified that, for companies listed on the standard segment of the main market of the London Stock Exchange, we generally apply our policies as they pertain to AIM-traded companies. However, in light of the varied market capitalisation and complexity of standard listed companies, we approach this on a case-by-case basis.

Global Summary of 2024 Benchmark Policy Guideline Updates    43

Shareholder Proposals & ESG-Related Issues Initiatives
Board Accountability for Climate-Related Issues
Beginning in 2023, Glass Lewis included a new discussion on director accountability for climate related issues. In particular, we believe that clear and comprehensive disclosure regarding climate risks, including how they are being mitigated and overseen, should be provided by those companies whose own GHG emissions represent a financially material risk. Accordingly, for companies with material exposure to climate risk stemming from their own operations, we believe they should provide thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”). We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either of these disclosures to be absent or significantly lacking, we may recommend voting against responsible directors.
While this policy was applied to the largest, most significant emitters in 2023, beginning in 2024, Glass Lewis will apply this policy to most large-cap companies operating in industries where the Sustainability Accounting Standards Board (SASB) has determined that companies’ GHG emissions represent a financially material risk.
Engagement Considerations
We have updated our “Overall Approach” section to include consideration for engagement between companies and investors. Specifically, as part of our broader evaluation of a company’s governance risks when making a recommendation on a shareholder proposal, we will look to publicly available disclosures made by both the company and shareholder proponents concerning engagement between the two parties. In instances where there is compelling disclosure that either party has failed to engage in good faith, we may take such information into account when making recommendations on these resolutions.
We also believe that companies should make a concerted effort to provide disclosure in their proxy statements concerning their engagements with their broader shareholder bases on issues raised by shareholder proposals. Particularly in cases where companies receive repeat shareholder proposals, we may consider a company’s disclosure of its engagement efforts on related topics in our analysis and recommendations, especially in cases where such repeat proposals have received significant support from shareholders. While we do not necessarily expect companies to take action on proposals that receive less than majority shareholder support, we do expect them to ensure that they are soliciting feedback from shareholders concerning the topics raised by the proposals and communicating the feedback they have received in their proxy disclosures with a particular focus on responding to such feedback. Such disclosure will also be strongly considered when we are evaluating whether companies have sufficiently responded to majority-supported shareholder proposals.
Global Summary of 2024 Benchmark Policy Guideline Updates    44

Non-Financial Reporting
We have updated our guidelines on management-proposed ESG resolutions to reflect our approach to mandatory proposals in Spain and Switzerland asking shareholders to approve non-financial reporting. In these cases, we will generally recommend that shareholders vote for proposals to approve a company’s non-financial reporting, unless any of the following apply: (i) the company has failed to make the report publicly-available with sufficient time for shareholder review prior to the general meeting; (ii) the company has failed to provide a sufficient response to material controversies in its reporting; (iii) there are material concerns regarding the completeness and/or quality of the reporting; or (iv) the company is listed on a blue-chip or mid-cap index and has failed to disclose its Scope 1 and 2 emissions.
In addition, for large-cap companies and in instances where we identify material ESG oversight concerns, we will review the manner in which the board oversees ESG issues. In instances where the board has failed to provide explicit disclosure concerning its role in overseeing material ESG issues, we may recommend that shareholders vote against the approval of a company’s non-financial reporting instead of or in addition to a recommendation to vote against accountable directors.

Global Summary of 2024 Benchmark Policy Guideline Updates    45

Connect with Glass Lewis
Corporate Website    | www.glasslewis.com

Email    | info@glasslewis.com

Social    | @glasslewis     Glass, Lewis & Co.

Global Locations

North	United States	Europe	Ireland
America	Headquarters 100 Pine Street, Suite 1925		15 Henry Street Limerick V94 V9T4 +353 61 534 343
San Francisco, CA 94111
+1 415 678 4110
United Kingdom
	New York, NY +1 646 606 2345		80 Coleman Street Suite 4.02 London EC2R 5BJ +44 20 7653 8800

	2323 Grand Boulevard Suite 1125 Kansas City, MO 64108		France Proxinvest
	+1 816 945 4525		6 Rue d’Uzès 75002 Paris +33 ()1 45 51 50 43

Asia Pacific	Australia		Germany
	CGI Glass Lewis Suite 5.03, Level 5		IVOX Glass Lewis Kaiserallee 23a
	255 George Street		76133 Karlsruhe +49 721 35 49622
Sydney NSW 2000
+61 2 9299 9266

Japan
Shinjuku Mitsui Building
11th floor
2-1-1, Nishi-Shinjuku, Shinjuku-ku, Tokyo 163-0411, Japan

Global Summary of 2024 Benchmark Policy Guideline Updates    46

DISCLAIMER
© 2024 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.
All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.
Global Summary of 2024 Benchmark Policy Guideline Updates    47

International

GLASS LEWIS

Proxy Paper Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

2023

www.glasslewis.com

Table of Contents
About Glass Lewis    4
Introduction    5
Summary of Changes for 2023    5
Election of Directors    7
Board of Directors    7
Board Composition    7
Slate Elections    8
Board Committee Composition    8
Review of Risk Management Controls    9
Classified Boards    9
Board Tenure and Refreshment    9
Board Diversity    9
Environmental and Social Risk Oversight    10
Board Accountability for Climate-related Issues    10
Cyber Risk Oversight    10
Board Responsiveness    11
Separation of the Roles of Chair and CEO    11
Financial Reporting    12
Accounts and Reports    12
Income Allocation (Distribution of Dividends)    12
Appointment of Auditors and Authority to Set Fees    12
Compensation    13
Compensation Report/Compensation Policy    13
Long-Term Incentive Plans    13
Performance-Based Equity Compensation    14
Director Compensation    14
Retirement Benefits for Directors    14
Governance Structure    15
Amendments to the Articles of Association    15
Virtual Meetings    15

2023 International Proxy Paper Policy Guidelines	2

Anti-Takeover Measures    16
Multi-Class Share Structures    16
Poison Pills (Shareholder Rights Plans)    16
Supermajority Vote Requirements    16
Increase in Authorized Shares    17
Issuance of Shares    17
Repurchase of Shares    17
Shareholder Proposals    18
Overall Approach to Environmental, Social & Governance    19
Connect with Glass Lewis    21

2023 International Proxy Paper Policy Guidelines	3

About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

2023 International Proxy Paper Policy Guidelines	4

Introduction
These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

Summary of Changes for 2023
Board Accountability for Climate-related Issues
In a new section of these guidelines, we have outlined that where companies with increased climate risk exposure have not provided thorough TCFD-aligned climate-related disclosure and/or have not explicitly and clearly defined board oversight responsibilities for climate-related issues, we may recommend voting against a responsible member of the board or other relevant agenda item.
Please refer to the “Board Accountability for Climate-related Issues” section of these guidelines for further information.

Cyber Risk Oversight
In a new section of these guidelines, we have outlined our belief that cyber risk is material for all companies and that a company’s stakeholders would benefit from clear disclosure regarding the role of the board in overseeing issues related to cybersecurity. Further we have clarified that, while we will generally not make recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues, we may recommend against appropriate directors in instances where cyber-attacks have caused significant harm to shareholders and we find the company’s disclosure or oversight to be insufficient.
Please refer to the “Cyber Risk Oversight” section of these guidelines for further information.

Board Responsiveness
We have clarified that, in assessing board responsiveness, we take into account a company’s shareholder and capital structure, carefully examining the level of disapproval on prior year agenda items attributable to minority shareholders.
Please refer to the “Board Responsiveness” section of these guidelines for further information.

2023 International Proxy Paper Policy Guidelines	5

Board Diversity
We have clarified that we generally expect the boards of main market companies in most major global markets to comprise at least one gender diverse director and that for boards listed on blue-chip or mid-cap indices in Europe or North America, we expect gender diverse directors to hold at least 30% of board seats. We will continue to apply a higher standard where best practice recommendations or listing regulations set a higher target.
Please refer to the “Board Diversity” section of these guidelines for further information.

Multi-Class Share Structures
We have outlined that we will generally recommend that shareholders vote against (a) certain director(s) and/or other relevant agenda items at a North American or European company that adopts a multi-class share structure with unequal voting rights in connection with an IPO, spin-off, or direct listing within the past year if the board:
(i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less).
Further, we have clarified that our approach toward companies with existing multi-class share structures with unequal voting varies between regions and is dependent on, inter alia, local market practice and legislation, as well as our assessment of whether evidence exists that the share structure is contributing to poor governance or the suppression of minority shareholder concerns.
Please refer to the “Multi-Class Share Structures” section of these guidelines for further information.

2023 International Proxy Paper Policy Guidelines	6

Election of Directors
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation. We generally believe that a board will be most effective in protecting shareholders' interests when a majority of shareholder representatives on the board are independent, although we set higher and lower thresholds in some markets on the basis of local best practice recommendations and prevailing market practice. We typically accept the presence of representatives of a company's major shareholder(s) on the board in line with their stake in a company's issued share capital or voting rights, so long as there is a sufficient number of independent directors to represent free-float shareholders and allow for the formation of sufficiently independent board committees.
We believe a director is independent if they have no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three to five years, dependent on the nature of the relationship, prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if they have a material financial, familial or other relationship with the company or its executives, but are not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).

2023 International Proxy Paper Policy Guidelines	7

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend that shareholders support the election of independent directors, we will recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.
•There are substantial concerns regarding the performance and/or skills and experience of a director.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•Director who presently sits on an excessive number of boards.
•Director who, or a director whose immediate family member, provides material professional services to the company at any time during the past three years.
•Director who, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. In countries where slate elections are common market practice, we will not recommend that shareholders oppose an election on the basis of this election method alone.
We will generally recommend that shareholders support a director slate, unless we have identified independence or performance concerns. When the proposed slate raises concerns regarding board or committee independence, we will generally recommend that shareholders vote against the slate. In egregious cases where we have identified concerns regarding the performance and/or experience of the board, its committees, and/or individual directors, we will similarly recommend that shareholders vote against the director slate.

Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case. We generally recommend that shareholders oppose the presence of executive directors on the audit and compensation committee given the risks for conflicts of interest. We generally believe that the majority of shareholder representatives on key board committees should be independent, although we set higher and lower thresholds in some markets on the basis of local best practice recommendations and prevailing market practice.

2023 International Proxy Paper Policy Guidelines	8

Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.

Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards. We consider the diversity of gender, backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee. We expect boards of main market companies listed in most major global markets (e.g. Australia, Canada, Europe, Japan, United Kingdom and United States), to comprise at least one gender diverse director (women, or directors that identify with a gender other than male or female).

2023 International Proxy Paper Policy Guidelines	9

For European and North American companies listed on a blue-chip or mid-cap index (e.g. Russell 3000, TSX, FTSE 350, etc.), we expect at least 30% of the board to be composed of gender diverse directors. We apply a higher standard where best practice recommendations or listing regulations set a higher target.
We also monitor company disclosure on ethnic diversity at board level. We expect large companies in markets with legal requirements or best practice recommendations in this area (e.g. United States; United Kingdom) to provide clear disclosure on the board's performance or transition plans.

Environmental and Social Risk Oversight
Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible. From 2022, Glass Lewis will generally recommend that shareholders vote against the chair of the governance committee (or equivalent) of companies listed on a major blue-chip index in key global markets that do not provide clear disclosure concerning the board-level oversight afforded to material environmental and/or social issues.

Board Accountability for Climate-related Issues
We believe that companies with increased climate risk exposure, such as those companies identified by groups including Climate Action 100+, should provide clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. We believe such information is crucial to allow investors to understand the company’s management of this issue, as well as the impact of a lower carbon future on the company’s operations.
Accordingly, for such companies with material exposure to climate risk stemming from their own operations, we believe thorough climate-related disclosures in line with the recommendations of the Task Force on Climate-
related Disclosures (“TCFD”) should be provided to shareholders. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. As such, in instances where we find either (or both) of these disclosures to be absent or significantly lacking, we may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, we may extend our recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry and its overall governance profile. In instances where appropriate directors are not standing for election, we may instead recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.

Cyber Risk Oversight
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, it is our view that cyber risk is material for all companies. We therefore believe that it is critical that companies evaluate and

2023 International Proxy Paper Policy Guidelines	10

mitigate these risks to the greatest extent possible. With that view, we encourage all issuers to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity. We also believe that disclosure concerning how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue can help shareholders understand the seriousness with which companies take this issue.
We will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, we will closely evaluate a company’s disclosure in this regard in instances where cyber-attacks have caused significant harm to shareholders and may recommend against appropriate directors should we find such disclosure or oversight to be insufficient.

Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately. In the case of companies with a controlling shareholder and/or with a multi-class share structure, we will carefully examine the level of disapproval attributable to minority shareholders.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.

Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro- shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

2023 International Proxy Paper Policy Guidelines	11

Financial Reporting
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, or the proposed distribution represents a substantial departure from a company's disclosed dividend policy, and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

2023 International Proxy Paper Policy Guidelines	12

Compensation
Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
We will usually recommend voting against approval of the compensation report or policy when the following occur:
•Gross disconnect between pay and performance;
•Gross disconnect between remuneration outcomes and the experience of shareholders and other key stakeholders (in particular company employees) in the year under review;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified
In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation. In particularly egregious cases where we conclude that the compensation committee has substantially failed to fulfill its duty to shareholders, we may also recommend that shareholders vote against the chair, senior members, or all members of the committee, depending on the seriousness and persistence of the issues identified.

Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests

2023 International Proxy Paper Policy Guidelines	13

with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.
We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing. We pay particular attention to awards to major shareholders that serve as senior executives, mindful of the natural alignment between shareholders' and the executive's interests and the potential for such grants to further consolidate the executive's ownership level.

Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

2023 International Proxy Paper Policy Guidelines	14

Governance Structure
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Virtual Meetings
Glass Lewis unequivocally supports companies facilitating the virtual participation of shareholders in general meetings. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a "hybrid meeting"). However, we also believe that virtual-only shareholder meetings can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, we expect companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)Technical support that is available to shareholders prior to and during the meeting. In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, we will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). We will always take into account emerging local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.

2023 International Proxy Paper Policy Guidelines	15

Anti-Takeover Measures
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Glass Lewis will generally recommend that shareholders vote against (a) certain director(s) and/or other relevant agenda items at a North American or European company that adopts a multi-class share structure with unequal voting rights in connection with an IPO, spin-off, or direct listing within the past year if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). Our approach toward companies with existing multi-class share structures with unequal voting varies between regions and is dependent on, inter alia, local market practice and legislation, as well as our assessment on whether evidence exists that the share structure is contributing to poor governance or the suppression of minority shareholder concerns.

Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of noncontrolled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

2023 International Proxy Paper Policy Guidelines	16

Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.

Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). We may support a larger proposed repurchase program where the terms of the program stipulate that repurchased shares must be cancelled.

2023 International Proxy Paper Policy Guidelines	17

Shareholder Proposals
Glass Lewis believes that shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. We also believe that companies should be transparent on how they are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.
To that end, we evaluate all shareholder proposals on a case-by-case basis with a view to promoting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of our policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com/voting-policies-current/.

2023 International Proxy Paper Policy Guidelines	18

Overall Approach to
Environmental, Social & Governance
Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. We also are of the view that governance is a critical factor in how companies manage environmental and social risks and opportunities and that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have material environmental and social implications. We believe that directors should monitor management’s performance in both capitalizing on environmental and social opportunities and mitigating environmental and social risks related to operations in order to best serve the interests of shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, we believe that shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, we believe shareholders should seek to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. In such instances, we will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, Glass Lewis does so in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social issues. However, we recognize that these risks manifest themselves differently at each company as a result of a company’s operations, workforce, structure, and geography, among other factors. Accordingly, we place a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, Glass Lewis examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others.

Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that

2023 International Proxy Paper Policy Guidelines	19

adversely affect the company’s stakeholders. Further, we believe that firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change or membership in trade associations with controversial political ties.
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions in which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, we believe it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, Glass Lewis is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. Glass Lewis does not assume the truth of such allegations or charges or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
Glass Lewis believes that one of the most crucial factors in analyzing the risks presented to companies in the form of environmental and social issues is the level and quality of oversight over such issues. When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. When companies have not provided for explicit, board-level oversight of environmental and social matters and/or when a substantial environmental or social risk has been ignored or inadequately addressed, we may recommend voting against members of the board. In addition, or alternatively, depending on the proposals presented, we may also consider recommending voting in favor of relevant shareholder proposals or against other relevant management-proposed items, such as the ratification of auditor, a company’s accounts and reports, or ratification of management and board acts.

2023 International Proxy Paper Policy Guidelines	20

Connect with Glass Lewis
Corporate Website    | www.glasslewis.com

Email    | info@glasslewis.com

Social    | @glasslewis     Glass, Lewis & Co.

Global Locations

North America Asia Pacific
United States
Headquarters
255 California Street
Suite 1100
San Francisco, CA 94111
+1 415 678 4110

New York, NY
+1 646 606 2345
2323 Grand Boulevard
Suite 1125
Kansas City, MO 64108
+1 816 945 4525

Australia
CGI Glass Lewis
Suite 5.03, Level 5
255 George Street
Sydney NSW 2000
+61 2 9299 9266
Japan
Shinjuku Mitsui Building 11th floor
2-1-1, Nishi-Shinjuku, Shinjuku-ku,
Tokyo 163-0411, Japan
Europe
Ireland
15 Henry Street Limerick V94 V9T4
+353 61 534 343
United Kingdom
80 Coleman Street
Suite 4.02 London EC2R 5BJ
+44 20 7653 8800
France
Proxinvest
6 Rue d’Uzès
75002 Paris
+33 ()1 45 51 50 43
Germany
IVOX Glass Lewis Kaiserallee 23a 76133 Karlsruhe
+49 721 35 49622

2023 International Proxy Paper Policy Guidelines	21

DISCLAIMER
© 2023 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.
All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

2023 International Proxy Paper Policy Guidelines	22